                                                                    Exhibit 10.3



                                LOAN AGREEMENT


                                    between


                 MARRIOTT RESIDENCE INN II LIMITED PARTNERSHIP


                                      and


                       NOMURA ASSET CAPITAL CORPORATION





                          Dated as of March 22, 1996

                               TABLE OF CONTENTS

                                                                          Page
                                ARTICLE I
DEFINITIONS...............................................................   1
     Section 1.1    Definitions...........................................   1

                                  ARTICLE  II


PROVISIONS CONCERNING THE ACCOUNTS
AND PLEDGED PROPERTY......................................................  16
     Section 2.1    Cash Management Procedures............................  16
     Section 2.2    Right to Contest......................................  16
     Section 2.3    Defeasance............................................  17
     Section 2.4    Sale of all the Properties............................  21
     Section 2.5    Change of Control.....................................  21
     Section 2.7    Bossier Reserve Account...............................  23


                                  ARTICLE III

PAYMENTS..................................................................  24
     Section 3.1    Payments on the Note..................................  24
     Section 3.2    Interest..............................................  24
     Section 3.3    Payments without Deduction, etc.......................  24



                                  ARTICLE IV

DEFAULT; REMEDIES; ENFORCEMENT............................................  25
     Section 4.1A   Events of Default.....................................  25
     Section 4.1B   Event of Default Cure.................................  27
     Section 4.2    Remedies..............................................  28
     Section 4.3    Remedies Cumulative; Delay or Omission
                    Not a Waiver..........................................  28


                                   ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS.................................  29
     Section 5.1    Representations and Warranties of the
                    Borrower............................................... 29
     Section 5.2    Affirmative Covenants.................................. 36
     Section 5.3    Negative Covenants..................................... 41

     Section 5.4    Further Assurances..................................... 44
     Section 5.5    Representations, Warranties and
                    Covenants of NACC...................................... 45
     Section 5.6    Other.................................................. 45

                                  ARTICLE VI

SECURITIZATION............................................................. 48
     Section 6.1    Securitization......................................... 48


                                  ARTICLE VII

PAYMENT OF FEES AND EXPENSES; INDEMNIFICATION.............................. 50
     Section 7.1    Fees and Expenses...................................... 50
     Section 7.2    Indemnification........................................ 51

                                 ARTICLE VIII

IMMUNITY................................................................... 53
     Section 8.1    Partners, Employees and Agents of the
                    Borrower Immune from Liability......................... 53


                                  ARTICLE IX

MISCELLANEOUS PROVISIONS................................................... 53
     Section 9.1    Notices................................................ 53
     Section 9.2    Benefit of Agreement................................... 54
     Section 9.3    Governing Law.......................................... 54
     Section 9.4    Counterparts........................................... 55
     Section 9.5    Index, Descriptive Headings............................ 55
     Section 9.6    Amendment or Waiver; Integration....................... 55
     Section 9.7    Survival of Representations and
                    Warranties; Reliance................................... 55
     Section 9.8    Returned Payments...................................... 55
     Section 9.9    Jurisdiction and Service; Waiver of Jury
                    Trial.................................................. 56
     Section 9.10   Enforceability......................................... 56
     Section 9.11   Conflicting Terms...................................... 56
     Section 9.12   Relationship of Parties................................ 57

Exhibit A  -  ADA Compliance Work and Deferred Maintenance Work
Exhibit B  -  Cash Management Procedures

Exhibit C  -  Environmental Remediation Work
Exhibit D  -  Permitted Investments
Exhibit E  -  Properties and Addresses
Exhibit F  -  Release Price
Exhibit G  -  Organizational Structure of the Borrower
Exhibit H  -  Operating Budget
Exhibit I  -  Capital Budget
Exhibit J  -  Financial Statements
Exhibit K  -  Environmental Procedures
Schedule 1 -  Disclosure Report

     LOAN AGREEMENT, dated as of March 22, 1996, between Marriott Residence Inn II Limited Partnership, a Delaware limited partnership (the "Borrower"), and
                                                             --------
Nomura Asset Capital Corporation ("NACC") (together with its assigns and successors, the "Lender").
                 ------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Borrower wishes to obtain a loan from the Lender in the principal amount of One hundred Forty Million Dollars ($140,000,000) to, among other things, (i) satisfy all existing debt secured by the Properties (as hereinafter defined) and an existing line of credit and, (ii) to the extent of any remaining proceeds, (a) provide initial funding for reserves for deferred maintenance, environmental remediation, compliance with the Americans With Disabilities Act of 1990, replacement of furniture, fixtures and equipment and capital improvements, (b) pay the costs of completing the transactions contemplated hereby, (c) provide working capital to the Borrower and (d) for such other purposes as the Borrower shall deem necessary or desirable, and the Lender is willing to make such loan to the Borrower on the terms and conditions hereinafter set forth; and

     WHEREAS, such loan is to be evidenced by the Note (as hereinafter defined) and secured by, inter alia, the Mortgages (as hereinafter defined),
                ----- ----

     NOW, THEREFORE, in consideration of the above-mentioned premises and the agreements, representations and warranties hereafter set forth, the Borrower and the Lender agree as follows:


                                 ARTICLE I

                                  DEFINITIONS

     Section I.1  Definitions.  For all purposes of this Agreement, except as
                  -----------
otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Section have the meanings assigned to them in this Section, and include the plural as well as the singular;

     (b) the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

     (c) all references to any agreement or instrument shall be to that agreement or instrument as in effect from time to time, including any amendments, consolidations, replacements, restatements, modifications and supplements thereto; and

     (d) all terms defined in this Section with reference to the Cash Management Procedures shall continue in effect after the termination of such Cash Management Procedures in accordance with the terms thereof.

     "Accounting Period" means, initially, each accounting period of four
      -----------------
consecutive weeks having the same beginning and ending dates as the Manager's corresponding four week accounting periods, except that the last Accounting Period in a Fiscal Year may be longer than four consecutive weeks when and to the extent necessary to conform the accounting system to the calendar, or if the accounting year on the basis of which the Properties are operated is changed to a calendar year or a conve ntional 365-day fiscal year, "Accounting Period" shall mean each calendar month in such fiscal year.

      "Accounting Quarter" means, initially, three (or, in the case of the last
       ------------------
Accounting Quarter in any Fiscal Year, four) consecutive Accounting Periods, ending on the last day of the third, sixth, ninth and last Accounting Period in each Fiscal Year, or, if the accounting year on the basis of which the Properties are operated is changed to a calendar year or a conventional 365-day fiscal year, "Accounting Quarter" shall mean each of the fiscal quarters in such fiscal year (i.e., there shall be four consecutive Accounting Quarters of three
             ----
months each).

     "Action" means any action, suit, claim, arbitration, governmental
      ------
investigation or other proceeding.

     "ADA Compliance Work" means the repairs, improvements and replacements to
      -------------------
the Properties to comply with the Americans with Disabilities Act of 1990, as amended from time to time, in the amounts more particularly described on Exhibit
                                                                         -------
A annexed hereto.
-
     "Additional Capital Expenditures" has the meaning set forth in Section 8.3
      -------------------------------
of the Cash Management Procedures.

     "Affiliate" means, with respect to any Person, any individual, corporation,
      ---------
partnership, limited liability company, trust or other entity of whatever nature which controls, is controlled by or is under common control with, such Person, including, without limitation, (a) any officer or director of any of the foregoing and (b) any partner, member or shareholder that controls any of the foregoing, and "control" shall mean ownership of more than twenty-five percent (25%) of all of the voting stock of a corporation or more than twenty-five percent (25%) of all of the legal and beneficial interests in any other entity or the possession of the power, directly or indirectly, to direct or cause the direction of the management and policy of a corporation or other entity, whether through the ownership of voting securities, common directors or officers, the contractual right to manage the business affairs of such entity, or otherwise.

     "Agreement" means this Loan Agreement.
      ---------

     "Annual Plan" has the meaning set forth in Section 5.2(d)(vii).
      -----------

     "Bankruptcy Custodian" has the meaning set forth in Section 4.1A(g)(A)(2).
      --------------------

     "Base Rate" has the meaning set forth in the Note.
      ---------

     "Best Knowledge" means with respect to any provision, knowledge of
      --------------
information obtained by the Borrower or any officer or director of the General Partner.

     "Borrower" means Marriott Residence Inn II Limited Partnership.
      --------

     "Borrower Debt Service Reserve Account" has the meaning set forth in
      -------------------------------------
Section 5.1 of the Cash Management Procedures.

     "Bossier Reserve Account" has the meaning set forth in Section 2.7(a).
      -----------------------

     "Business Day" means a day on which banks and foreign exchange markets are
      ------------
open for business in New York, New York.

     "Capital Budget" has the meaning set forth in Section 5.2(d)(vii).
      --------------

     "Capital Expenditure and FF&E Reserve Account" means the account
      --------------------------------------------
established pursuant to Section 8.1 of the Cash Management Procedures.

     "Capital and FF&E Expenditures" means the expenditures of amounts for the
      -----------------------------
purpose of the Repairs and Equipment Reserve, as such term in defined in the Management Agreement.

     "Cash Collateral Account" means the account established and held by the
      -----------------------
Servicer pursuant to Section 4.1 of the Cash Management Procedures.

     "Cash Management Procedures" means the provisions of Exhibit B.
      --------------------------                          ---------

     "Change of Control" means any transfer of (i) an equity interest in the
      -----------------
General Partner, (ii) the General Partner's interest in the Borrower or (iii) any interest of a limited partner in the Borrower such that as a result of such transfer and any other transfers of limited partnership interests prior to the date of determination, MII or Host Marriott, directly or indirectly, holds more than 5% of the limited partnership interests in the Borrower.

     "Citgo Refinery Site" has the meaning set forth in Section 2.7(d).
      -------------------

     "Closing Date" means the date of execution and delivery of this Agreement.
      ------------

     "Condemnation Proceeds" has the meaning set forth in the applicable
      ---------------------
Mortgage.

     "DCR" means Duff & Phelps Credit Rating Co.
      ---

     "Debt" means the obligations of the Borrower under the Transaction
      ----
Documents, together with all interest thereon, and all other sums, including, without limitation, fees, expenses, commissions, premiums and indemnities, which may or shall become due under any of the Transaction Documents, including the costs and expenses of enforcing any provision of the Transaction Documents that may be reimbursable thereunder.

     "Debt Service Coverage Ratio" means, as of any given date, the ratio of (i)
      ---------------------------
Net Operating Income for the 13 full Accounting Periods for which financial statements are required to be furnished to the Lender pursuant to Section 5.2(d)(ii) immediately preceding the date of calculation for the Property or Properties regarding which the calculation is being made (or 12 Accounting Periods in the case of a calendar year or 365 day Fiscal Year) to (ii) Debt Service Expense in respect of the 13 full Accounting Periods next succeeding such date (or 12 Accounting periods in the case of a calendar year or 365 day Fiscal Year).

     "Debt Service Expense" means, in respect of any fiscal period, the
      --------------------
aggregate amount of scheduled interest and principal payable on (i) the Note,
(ii) Subordinate Debt and (iii) Indebtedness covered by Purchase Money Security Interests for such period. For the purpose of the calculation prior to the Optional Prepayment Date of Debt Service Expense for any period subsequent to the Optional Prepayment Date, such aggregate amount shall be computed based on the Monthly Debt Service Payment.

     "Debt Service Payment Date" means the 11th day of each calendar month or
      -------------------------
the next Business Day immediately thereafter.

     "Debt Service Reserve Account" has the meaning set forth in Section 5.1 of
      ----------------------------
the Cash Management Procedures.

     "Defeasance Collateral" has the meaning set forth in Section 2.3(a)(iv)(A).
      ---------------------

     "Defeasance Debt Service Coverage Ratio" has the meaning set forth in
      --------------------------------------
Section 2.3(f).

     "Defeasance Deposit" has the meaning set forth in Section 2.3(f).
      ------------------

     "Defeasance Security Agreement" has the meaning set forth in Section
      -----------------------------
2.3(a)(iv)(A).

     "Deferred Maintenance Work" means the repairs, improvements and
      -------------------------
replacements to the Properties in the amounts more particularly described on Exhibit A hereto.

     "Disclosure Report" means the schedule annexed hereto as Schedule 1.
      -----------------

     "Eligible Account" means either (i) an account maintained with a federal or
      ----------------
state chartered depository institution or trust company, the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) are rated by each Rating Agency in one of its two highest rating categories (or such other ratings as will not result in the rating of any of the Securities being reduced below their respective ratings on the date determination is to be made and as to which the Rating Agencies may otherwise agree) at the time of the deposit therein, or the short-term unsecured debt obligations of such depository institution or trust company (or holding company), as the case may be, are rated by each Rating Agency not lower than A-1+ by S&P and D1+ by DCR, or (ii) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity provided that such account is subject to fiduciary funds on deposit regulations (or internal guidelines) substantially similar to 12 C.F.R. 9.10(b), or (iii) after the Securitization, an account in any other inured depository institution reasonably acceptable to the Servicer and the Trustee, so long as prior to the establishment of an account in any such other depository institution each of the Rating Agencies shall have delivered a Rating Comfort Letter with respect thereto.

     "Emergency Expenditures" means expenditures arising in the event of an
      ----------------------
emergency arising out of a fire or other casualty at an Inn, or other events, circumstances or conditions which give rise to safety or life threatening situations, to the extent such expenditures are necessary to protect the safety or welfare of guests and employees or to protect against further property damage to the Inn.

     "Entities" has the meaning set forth in Section 6.1(b).
      --------

     "Environmental Indemnity Agreement" means the environmental indemnity
      ---------------------------------
agreement, dated the Closing Date, from the Borrower to NACC.

     "Environmental Laws" has the meaning set forth in the Environmental
      ------------------
Indemnity Agreement.

     "Environmental Remediation Work" means the actions taken with respect to
      ------------------------------
the Properties set forth on Exhibit C.
                            ---------

     "Equipment Leases" means, with respect to each Property, the leases of
      ----------------
furniture, fixtures and equipment used in connection with the Properties.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and the rules and regulations promulgated thereunder.

     "ERISA Affiliate" means all members of a controlled group of corporations
      ---------------
and all trades and businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under any or all of Sections 414(b), (c), (m) or (o) of the IRC.

     "Event of Default" has the meaning set forth in Section 4.1A.
      ----------------

     "Excess Cash Flow" means, for the period of determination, the difference
      ----------------
between (i) Net Operating Income and (ii) the sum of (A) the Monthly Debt Service Payment and (B) other Debt then due and payable to the Lender and (C) the Partnership's Administrative Expenses (as such term is defined in the Management Agreement).

     "Excluded Amounts" has the meaning set forth in Section 4.3(E) of the Cash
      ----------------
Management Procedures.

     "Expense Deposit" has the meaning set forth in Section 7.1(c).
      ---------------

     "Fiscal Year" means January 1 of each year through and including December
      -----------
31 of such year except that, for purposes of calculating the Debt Service Coverage Ratio or any other calculation requiring reference to Gross Revenues, Net Operating Income or other amounts calculated with reference to the Accounting Periods, "Fiscal Year" shall mean the fiscal year of the Manager, as defined in the Management Agreement.

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America (as such principles may change from time to time) applied on a consistent basis (except for changes in application in which the Borrower's independent certified public accountants concur), both as to classification of items and amounts.

     "General Partner" means Marriott RIBM Two Corporation, a Delaware
      ---------------
corporation.

     "Governmental Authority" means any court, agency, authority, board
      ----------------------
(including, without limitation, environmental protection, planning and zoning) bureau, commission, department, office or instrumentality of any nature whatsoever of any governmental or quasi-governmental unit of the United States or the state, county or city where each Property is located or any political subdivision of any of the foregoing, whether now or hereafter in existence, or any officer or official thereof, having jurisdiction over the Borrower or the General Partner or any of the Properties or any portion thereof.

     "Grant" means to issue, grant, sell, remise, convey, assign, and/or
      -----
transfer.

     "Gross Revenues" means, with regard to the Properties, for any period, all
      --------------
revenues and receipts of every kind derived from or otherwise relating to the Properties and all departments and parts thereof during such period, including, but not limited to: income (from both cash and credit transactions) from rental of rooms, stores, offices, exhibit or sales space of every kind; license, lease and concession fees and rentals (not including gross receipts of licensees, lessees and concessionaires); income from vending machines; health club membership fees; food and beverage sales; wholesale and retail sales of merchandise, service charges, and proceeds, if any, from business interruption or other loss of income insurance; excluding, however, (i) gratuities to employees of the Inns, (ii) federal, state or municipal use, sales or use taxes or similar Impositions collected directly from patrons or guests or included as part of the sales price of any goods or services; (but only to the extent such gratuities and taxes are not included in Management Expenses), (iii) net Condemnation Proceeds, (iv) receipts of Tenants (as defined in the Mortgages), if any, not an Affiliate of the Borrower (except to the extent paid to the Borrower as rent, percentage rents or otherwise), (v) sums and credits received in settlement of claims for loss or damage to property, (vi) income from the sale of furnishings, fixtures or equipment, and (vii) Insurance Proceeds, (viii) charges or payments collected from patrons or guests for telephone, telegraph or other communication systems that are remitted to the provider thereof, (ix) proceeds from the sale or refinancing of the Properties and any (x) refunds, rebates, discounts and credits of a similar nature, given, paid or returned in the course of obtaining Gross Revenues or components thereof.

     "Host Marriott" means Host Marriott Corporation, a Delaware corporation.
      -------------

     "Impositions" has the meaning set forth in the applicable Mortgage.
      -----------

     "Indebtedness" means for any Person (a) obligations for borrowed money
      ------------
(including, without limitation, in the case of the Borrower, the Debt), (b) obligations under letters of credit, (c) obligations relating to Purchase Money Security Interests, (d) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now owned by such Person, (e) obligations for trade credit or acceptances incurred in the ordinary course of business which are 60 days past due, and (f) obligations of another Person of the type set forth in clauses (a) through (e) above which such Person has guaranteed or in respect of which such Person is liable, contingently or otherwise, including, without limitation, by way of agreement to purchase property or services, to provide funds to or otherwise invest in such other Person, or otherwise to assure a creditor of such other Person against loss.

     "Indemnified Parties" shall have the meaning set forth in Section 7.2(a).
      -------------------

     "Independent Director" means a person who is not, and has not within the
      --------------------
past five years been, (i) an officer, director, employee, partner, member, or stockholder or beneficial-interest holder of the General Partner, the Borrower, the Managing Member or the Subsidiary; (ii) an officer, director, employee, partner, member, beneficial-interest holder or more than 5% stockholder of any Affiliate (as defined below) of the General Partner, the Borrower the Managing Member or the Subsidiary; (iii) affiliated with a customer or supplier of either the Borrower or the Subsidiary or its Affiliates (other than a hotel guest or a customer or supplier that does not derive more than 10% of its purchases or revenues from its activities with the Borrower); or (iv) a spouse, parent, sibling, or child of any person described in (i), (ii), or (iii); provided,
                                                                  --------
however, that a person shall not be deemed to be a director of an Affiliate
-------
solely by reason of such person being a director of a single-purpose entity. For the purpose of this definition alone, "Affiliate" means any person or entity other than the General Partner and the Managing Member (i) which owns beneficially, directly or indirectly, more than 10 percent of the outstanding shares of the Common Stock of the General Partner or which is otherwise in control of the General Partner or the Managing Member, (ii) of which more than 10% of the outstanding voting securities are owned beneficially, directly or indirectly, by any person or entity described in clause (i) above, or (iii) which is controlled by any person or entity described in clause (i) above; provided that the term "control" and "controlled by" shall have the meanings assigned to them in Rule 405 under the Securities Act of 1933.

     "Individual Material Adverse Effect" means a material adverse effect on the
      ----------------------------------
condition (financial or otherwise), business, prospects, assets, liabilities, management, financial position or results of operations of any Property.

     "Initial Debt Service Coverage Ratio" means 1.5:1.
      -----------------------------------

     "Inns" means the Residence Inn by Marriott hotels and the hotel operations
      ----
located at the Properties.

     "Insolvency Law" has the meaning set forth in Section 4.1A(g)(A)(1).
      --------------

     "Insurance Proceeds" has the meaning set forth in the applicable Mortgage.
      ------------------

     "Insurance Requirements" means all terms of any insurance policy required
      ----------------------
by the applicable Mortgage covering or applicable to a particular Property or any part thereof and all requirements of the insurance carrier, all as more fully described in such Mortgage.

     "IRC" means the Internal Revenue Code of 1986, as amended from time to
      ---
time, and the rules and regulations promulgated thereunder, or any successor statute(s).

     "Leases" means the respective written or unwritten agreements pursuant to
      ------
which lessees, tenants or other third parties are occupying any portion of the Properties excluding, however, the letting of rooms and other facilities to hotel guests in the ordinary course of business.

     "Legal Requirements" has the meaning set forth in the applicable Mortgage.
      ------------------

     "Lien" means any security interest, mortgage, pledge, lien, restriction on
      ----
transferability, claim, charge, encumbrance, title retention agreement or analogous instrument, in, of or on the Properties or any of them.

     "Lender" means Nomura Asset Capital Corporation.
      ------

     "Loan" means the loan evidenced by the Note.
      ----

     "Local Account" has the meaning set forth in Section 3 of the Cash
      -------------
Management Procedures.

     "Lockbox Account" has the meaning set forth in Section 7.1.2 of the Cash
      ---------------
Management Procedures.

     "Lockbox Event" has the meaning set forth in Section 7 of the Cash
      -------------
Management Procedures.

     "Lockbox Period" has the meaning set forth in Section 7 of the Cash
      --------------
Management Procedures.

     "Management Agreement" means the Amended and Restated Management Agreement,
      --------------------
executed as of the Closing Date, by the Borrower and the Manager, and as further amended by that certain Modification, Subordination and Non-Disturbance Agreement, Estoppel and Consent, dated as of the date hereof, among the Manager, the Borrower and the Lender, and any other management agreement entered into by the Borrower as required or permitted herein.

     "Management Expenses" has the meaning set forth in Schedule I to the Cash
      -------------------
Management Procedures.

     "Manager" means Residence Inn by Marriott, Inc., a Delaware corporation,
      -------
or any entity that is an Affiliate of MII and any property manager appointed as permitted herein.

     "Manager's Account" has the meaning set forth in Section 1.2(i) of the Cash
      -----------------
Management Procedures.

     "Managing Member" means Bossier RIBM Two, Inc., the managing member of the
      ---------------
Subsidiary.

     "Master Account" has the meaning set forth in Section 1.2(i) of the Cash
      --------------
Management Procedures.

     "Material Adverse Effect" means a material adverse effect on (a) the
      -----------------------
Borrower's ability to enter into or fulfill its material obligations under the Transaction Documents or to effect the transactions contemplated thereby or (b) a material adverse effect on the condition (financial or otherwise), business, prospects, assets, liabilities, management, financial position or results of operations of the Borrower or the Properties.

     "MII" means Marriott International, Inc., a Delaware corporation.
      ---

     "MII Cash Management Conditions" means the following conditions:  (i) the
      ---
Properties are managed by the Manager under the Management Agreement and (ii) the Manager is a wholly owned, direct or indirect, subsidiary of MII.

     "MII Debt" has the meaning set forth in Section 6 of the Cash Management
      ---
Procedures.

     "Monthly Debt Service Payment" has the meaning set forth in Section
      ----------------------------
4.3(A)(i) of the Cash Management Procedures, as modified by Section 12.5 of the Cash Management Procedures.

     "Mortgage" means, with regard to each Property, the mortgage, deed of
      --------
trust or other security instrument creating a first mortgage lien on such Property, dated as of the Closing Date, from the Borrower to or for the benefit of the Lender.

     "NACC" means Nomura Asset Capital Corporation.
      ----

     "NACC Account" has the meaning set forth in that certain Letter Agreement,
      ------------
dated as of the Closing Date, between the Borrower, the Servicer and NACC.

     "NACC Debt Service Reserve Account" has the meaning set forth in Section
      ---------------------------------
5.2 of the Cash Management Procedures.

     "Net Operating Income" means, in respect of any fiscal period, Gross
      --------------------
Revenues less the sum of, without duplication, (A) Management Expenses and (B) any Impositions or insurance premiums paid or reserved for payment with respect to the Properties.

     "Non-Recourse" means, with respect to the Debt, that the Debt is limited in
      ------------
recourse solely to the Pledged Property and is not guaranteed directly or indirectly by any Partner or the Manager and no Partner or the Manager or any shareholder, member, director, officer, employee or agent of any Partner or the Manager, either directly or indirectly, shall be personally liable in any respect (except to the extent of their respective interests in the Pledged Property) for (i) the payment of any Debt, (ii) the performance of any covenant or obligation under any Transaction Document or (iii) monetary damages for the breach of performance of any covenant or obligation contained in any Transaction Document; provided, however, that in the event of any fraud, material
          --------  -------
misrepresentation or misappropriation of funds under any Transaction Document or under the Management Agreement, nothing herein or in such other documents shall estop the Lender from prosecuting an Action against the party or parties committing such fraud, misappropriation or material misrepresentation, or misappropriating such funds, or the recipient or beneficiary of such fraud, material misrepresentation or misappropriation, whether or not such party, recipient or beneficiary is the Borrower or a Partner or the Manager, to the extent of losses relating to or arising from such fraud, material misrepresentation or misappropriation of funds under any Transaction Document; provided, further, that the Borrower's obligations in respect of the
--------  -------
Environmental Indemnity Agreement and the covenants, indemnities, representations and warranties relating to environmental matters contained in any Transaction Document shall not be Non-Recourse to the Borrower (but shall be Non-

Recourse to its Partners other than the General Partner). The foregoing provisions shall not (a) prevent recourse to the Pledged Property or constitute a waiver, release or discharge of any Debt, and the same shall continue until paid or discharged, (b) limit the right of any Person, if required by applicable law, to name the Borrower or any successor or assign of the Borrower as a party defendant in any Action in the exercise of any remedy under any Transaction Document, so long as no judgment seeking the performance of any act requiring the expenditure of money shall be sought against the Borrower or any such successor or assign and so long as any monetary judgment seeking the expenditure of money is payable only from the Pledged Property or (c) impair any right of the Lender to obtain a deficiency judgment against the Borrower or any such successor or assign in any Action where necessary as a matter of law to preserve the rights and remedies of the Lender against the Pledged Property, provided that such deficiency judgment may only be enforced against the Pledged Property. Notwithstanding the foregoing, under no circumstances shall the Debt be recourse to any limited partner of the Partnership in its capacity as such.

     "Note" means that certain Consolidated Secured Promissory Note, dated the
      ----
Closing Date, from the Borrower to the Lender in the principal sum of $140,000,000.

     "NSI" has the meaning set forth in Section 7.1(a).
      ---

     "Officer's Certificate" means a certificate signed by any officer of the
      ---------------------
General Partner who is authorized to act hereunder on behalf of the Borrower.

     "Operating Account" has the meaning set forth in Section 7.7 of the Cash
      -----------------
Management Procedures.

     "Operating Budget" has the meaning set forth in Section 5.2(d)(vii).
      ----------------

     "Operating Profit Payment Date" has the meaning set forth in Section 2.4
      -----------------------------
of the Cash Management Procedures.

     "Operational Agreements" means the Management Agreement, the Property
      ----------------------
Agreements, the Equipment Leases, the Leases, if any, and any assignments and assumption agreements or other agreements related thereto.

     "Optional Prepayment Date" means March 11, 2006.
      ------------------------

     "Partners" means the limited partners of the Borrower as constituted from
      --------
time to time and the General Partner, in their capacities as such.

     "P&I Payments" has the meaning set forth in Section 2.3(c).
      ------------

     "Permits" means all permits, licenses, certificates, approvals,
      -------
authorizations and other documents necessary for the construction, use, operation or maintenance of the Inns and the Properties.

     "Permitted Exceptions" has the meaning set forth in the Mortgages.
      --------------------

     "Permitted Investments" has the meaning set forth in Exhibit D hereto.
      ---------------------                               ---------

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, limited liability company, joint stock company, estate, trust, unincorporated organization or other business entity or Governmental Authority.

     "Phase-In Period" has the meaning set forth in Section 1.2 of the Cash
      ---------------
Management Procedures.

     "Plan(s)" means an employee benefit or other plan established or
      -------
maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions and which is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the IRC.

     "Pledged Property" means the Properties and the other collateral in which a
      ----------------
security interest is being granted pursuant to the Security Documents.

     "Potential Event of Default" means an event which, with the giving of any
      --------------------------
applicable notice and/or lapse of any applicable time period, would become an Event of Default.

     "Principal Payment" has the meaning set forth in the Note.
      -----------------

     "Property" or "Properties" means any or all of those 22 Residence Inn by
      ---------     ----------
Marriott hotels at the locations set forth in Exhibit E hereto, including all
                                              ---------
improvements thereon, fixtures thereto, direct interests therein, and personal property related thereto or included therein; provided, however, that "Property"
                                              --------  -------
or "Properties" shall not include (i) any property owned by tenants, guests, licensees or concessionaires of or to such Property or Properties, or
(ii) any Property or Properties released from the Lien of the Security Documents pursuant to the provisions of this Agreement or any Security Document from and after the date of such release.

     "Property Agreements" means all material agreements, contracts and other
      -------------------
documents not specifically referred to herein relating to the operation of the Inns other than agreements for services performed by third parties which services are generally available from other third parties and which agreements can be terminated on not more than 30 days' prior notice without payment of any damages or penalty.

     "Purchase Money Security Interest" means purchase money mortgages or
      --------------------------------
security interests, conditional sale arrangements and other similar security interests on furniture, fixtures or equipment acquired by the Borrower in the ordinary course of business (and not inconsistent with customary industry practices), with the proceeds of the indebtedness secured thereby; provided,
                                                                   --------
however, that (i) any Purchase Money Security Interest shall attach only to the
-------
furniture, fixtures or equipment acquired in such transaction (and any proceeds, as defined in the Uniform Commercial Code, thereof), and (ii) such indebtedness shall not exceed the cost of such furniture, fixtures or equipment.

     "Quarterly Report" shall have the meaning set forth in 5.6(c)(i).
      ----------------

     "Rating Agencies" means one or more of S&P, Fitch Investors Services Inc.
      ---------------
and DCR that are, at the time of determination, selected by NACC to rate the Securities.

     "Rating Comfort Letter" a letter from each Rating Agency pursuant to
      ---------------------
which it confirms that the taking of the action referred to therein will not result in a withdrawal, qualification or reduction of the then existing ratings of the Securities.

     "Release Date" has the meaning set forth in Section 2.3(a)(i).
      ------------

     "Release Price" means the amount of the proceeds of the Loan allocated to
      -------------
each Property as set forth in Exhibit F annexed hereto. Release Prices will be
                              ---------
adjusted as follows: If the principal amount of the Note is prepaid as a result of (i) the release of a property pursuant to Section 2.6, (ii) the application of U.S. Obligations pursuant to Section 2.3(g), or (iii) optional prepayment pursuant to the last sentence of Section 3.1, the Release Price for each Property shall equal the product of (x) a fraction the numerator of which is the Release Price of such Property immediately before such adjustment and the denominator of which is the aggregate Release Prices for all Properties immediately before such adjustment, times (y) the outstanding principal amount of the Note immediately after such adjustment.

     "REMIC" has the meaning set forth in Section 2.3(a).
      -----

     "S&P" means Standard & Poor's Rating Services.
      ---

     "Securities" has the meaning set forth in Section 6.1.
      ----------

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

     "Securitization" has the meaning set forth in Section 6.1.
      --------------

     "Security Documents" means (a) the Mortgages, (b) the collateral
      ------------------
assignment of documents and property rights, dated as of the Closing Date, by the Borrower to the Lender, (c) the assignment of leases, rents and profits, dated as of the Closing Date, by the Borrower to the Lender, (d) the collateral account agreement, dated as of the Closing Date, among the Servicer, the Borrower and the Lender, (e) the Environmental Indemnity Agreement, (f) all Uniform Commercial Code financing statements relating to the Debt and (g) any other documents securing the Debt.

     "Servicer" means Amresco Inc., a Texas corporation, its assigns and
      --------
successors and any other nationally recognized servicer of commercial mortgage loans selected by the Lender.

     "Servicing Expenses" has the meaning set forth in Section 4.3(A)(i) of the
      ------------------
Cash Management Procedures.

     "Subsidiary" means Bossier RIBM Two LLC.
      ----------

     "Subsidiary Inn" means the Residence Inn by Marriott hotel owned by the
      --------------
Subsidiary.

     "Subordinate Debt" means Indebtedness incurred after March 21, 1998 that is
      ----------------
expressly subordinate in right of payment to the Debt pursuant to the provisions of the Mortgages and with respect to which evidence is provided satisfactory to the Lender that the pro forma Debt Service Coverage Ratio on its date of
                    --- -----
issuance (the "Issuance Date") is at least 2:1 and as to which the Rating Agencies deliver a Rating Comfort Letter. For the purpose of calculating such Debt Service Coverage Ratio, Debt Service Expense shall be the aggregate amount of scheduled interest and principal payable on the proposed subordinate indebtedness and any other Indebtedness secured by any assets of the Borrower.

    "Substantive Consolidation Opinion" has the meaning set forth in Section
     ---------------------------------
6.1(b).

     "Successor Entity" has the meaning set forth in Section 2.3(e).
      ----------------

     "Tax and Insurance Account" means the escrow accounts provided for in
      -------------------------
Section 5.1 of the Cash Management Procedures.

     "Third Party Payors" has the meaning set forth in Section 1.2(ii) of the
      ------------------
Cash Management Procedures.

     "Transaction Documents" means this Agreement, the Security Documents, the
      ---------------------
Note and all other documents executed and delivered by the Borrower in favor of the Lender in connection with the Loan, including, without limitation, all agreements, instruments and documents pursuant to which the Pledged Property is assigned, collaterally assigned and/or pledged to the Lender hereunder.

     "Transition Period" has the meaning set forth in Section 7.1.2(ii) of the
      -----------------
Cash Management Procedures.

     "Triggering Event" has the meaning set forth in Section 5.6(c).
      ----------------

     "Trustee" means the trustee to which NACC assigns its interest in the
      -------
Transaction Documents in connection with a Securitization.

     "U.S. Obligations" has the meaning set forth in Section 2.3(f).
      ----------------

     "USAH" means the Uniform System of Accounts for Hotels, Eighth Edition, or
      ----
any other subsequent edition as may be determined by the accountants for the Borrower to be applicable to the operations of the Borrower, or if USAH is no longer published, GAAP.

     "United States" means the United States of America (including the States
      -------------
and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

     "Welfare Plan" means an employee welfare benefit plan, as defined in
      ------------
Section 3(1) of ERISA.

     "Work" has the meaning set forth in Section 8.1 of the Cash Management
      ----
Procedures.

     "Yield Maintenance Premium" shall mean an amount in cash that would be
      -------------------------
necessary to purchase U.S. Obligations in an amount that would be sufficient, together with U.S. Obligations that could be purchased with the unpaid principal of and accrued interest on the Note paid to the Lender upon an acceleration of the Note pursuant to Section 4.2, to provide the payments due on or prior to, but as close as possible to, all successive Debt Service Payment Dates after the receipt of such amount in respect of (i) the remaining Monthly Debt Service Payments that would be required under the Note through and including April 11, 2006 and (ii) a balloon payment of the outstanding principal balance of the Note and accrued and unpaid interest as of such date as if such balloon payment were then due and payable.


                                ARTICLE  II

           PROVISIONS CONCERNING THE ACCOUNTS AND PLEDGED PROPERTY

     Section II.1  Cash Management Procedures
                   --------------------------

     The provisions of Exhibit B are incorporated herein by reference.
                       ---------

     Section II.2  Right to Contest.  To the extent consistent with the
                   ----------------
Mortgages, the Borrower at its expense may contest, by appropriate Action conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or Lien therefor or any Legal Requirement or Insurance Requirement or the application of any instrument of record affecting the Pledged Property or any part thereof or any claims or judgments of mechanics, materialmen, suppliers or vendors or Liens therefor, and may direct the Manager or the Servicer, as the case may be, to withhold payment of the same pending such Action if permitted by law; provided, however, that (a)
                                                     --------  -------
in the case of any Impositions or Liens therefor or any claims or judgments of mechanics, materialmen, suppliers or vendors or Liens therefor, such Action shall suspend the enforcement thereof and the accrual of penalties thereon from the Borrower, the Manager, the Servicer and the Pledged Property, (b) neither the Pledged Property nor any part thereof or interest therein could be in any danger of being sold, forfeited or lost if the Borrower pays the amount or satisfies the condition being contested, and the Borrower would have the opportunity to so pay or satisfy if the Borrower fails to prevail in the contest and (c) in the case of an Insurance Requirement, the failure of the Borrower to comply therewith shall not impair the validity of any insurance required to be maintained by the Borrower under the applicable Mortgage or the right to full payment of any claims thereunder.


     Section  II.3  Defeasance.
                    ----------

     (a) At any time after the date which is the earlier of (i) two years after the "startup day," within the meaning of Section 860G(a)(9) of the IRC, of a "real estate mortgage investment conduit," within the meaning of Section 860D of the IRC (a "REMIC"), that holds the Note (if the Note has been transferred to a
            -----
REMIC prior to March 22, 1998) and (ii) March 22, 2000, but prior to the Optional Prepayment Date, and provided no Event of Default has occurred and is continuing (other than an Event of Default that will be cured by the release of a Property or Properties from the Lien of the Security Documents pursuant to the provisions of clause (e) of Section 4.1A), the Borrower may defease such Lien to cause the release of one or more Properties from such Lien by providing the Lender with funds in an amount sufficient to purchase U.S. Obligations in an amount equal to the Defeasance Deposit for that portion of the Note which the Borrower wishes to defease, upon the satisfaction of the following conditions:

         (i) not less than 30 days' notice to the Lender specifying a Debt Service Payment Date (the "Release Date") on which the Defeasance Deposit is to
                           ------------
be made;

         (ii) the payment to the Lender of interest accrued and unpaid on the principal balance of the Note and all other Debt due through and including the Release Date;

         (iii) the payment to the Lender of the Defeasance Deposit; and

         (iv)  the delivery to the Lender of:

               (A)  a security agreement (the "Defeasance Security Agreement"),
                                               -----------------------------
                    in form and substance satisfactory to the Lender, creating a first priority perfected security interest in favor of the Lender in the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with this subsection (a) (together, the "Defeasance Collateral");
                                                   ---------------------

               (B) form(s) of release of the Property(ies) to be released from the Lien of the Security Documents (for execution by the Lender) appropriate for the jurisdiction(s) in which such Property(ies) are located;

               (C) an Officer's Certificate certifying that the requirements set forth in subsections (a) (ii)-(iv) have been satisfied;

               (D) an opinion of counsel for the Borrower (which may be a "reasoned" opinion), in form and substance satisfactory to the Lender, that (i) the transfer of the Defeasance Collateral in exchange for release(s) of the Property(ies) to be released will not constitute an avoidable preference under Section 547 of the United States Bankruptcy Code in the event of a filing of a petition for relief under the United States Bankruptcy Code for or against the Borrower,
                    (ii) the Defeasance Collateral has been duly and validly assigned and delivered to the Trustee for the benefit of the holders of the Securities, (iii) the Trustee holds a first priority perfected security interest in the Defeasance Collateral for the benefit of such holders, (iv) such transfer will not result in a deemed exchange of the Securities pursuant to Section 1001 of the IRC, (v) such transfer will not, by itself, adversely affect the status of the Securities as indebtedness for federal income tax purposes and (vi) such transfer will not adversely affect the status of the entity holding the Debt as a REMIC (assuming for such purposes that such entity otherwise qualifies as a REMIC and that the Note was transferred to such REMIC not later than two years prior to the Release
                    Date);

               (E) a certificate of a certified public accountant acceptable to the Lender that the Defeasance Collateral complies with the requirements set forth in subsection (b) below;

               (F) such other certificates, documents or instruments as the Lender may reasonably request;

               (G) evidence satisfactory to the Lender that the Defeasance Debt Service Coverage Ratio will be maintained for the twelve full months commencing immediately after the Release Date at the greater of (x) the Initial Debt Service Coverage Ratio and (y) the ratio of the Net Operating Income for the thirteen (13) full Accounting Periods next preceding the Release Date divided by the difference between (i) Debt Service Expense for such period and (ii) the payments received for such period from or with respect to U.S. Obligations purchased by the Lender with the Defeasance Deposits paid to it by the Borrower pursuant to this Section 2.3(a) and then held as security for the Note for such period; and

               (H) If the defeasance is made after the Securitization, the Rating Agencies deliver a Rating Comfort Letter.

     (b) If, following the release of the subject Property(ies), less than all of the Properties shall have been released, the Lender shall use the Defeasance Deposit to purchase U.S. Obligations that provide payments on or prior to, but as close as possible to, all successive Debt Service Payment Dates after the Release Date equal to the sum of (i) 125% of the portion of the P&I Payments due on such Debt Service Payment Dates allocable to the Property(ies) to be released from the Lien of the Security Documents on such Release Date (determined, pro
                                                                          ---
rata, on the basis of the Release Prices) through and including the Optional
----
Prepayment Date and (ii) 125% of the amount allocable to such Property(ies) (determined, pro rata, on the basis of the Release Prices) of a balloon payment
             --- ----
equal to the outstanding principal balance of the Note, and accrued and unpaid interest thereon, that would remain unpaid as of the Optional Prepayment Date as if such balloon payment were then due and payable. If a Property is released pursuant to this Section 2.3 as a result of a condemnation or casualty, the payments provided for in the preceding sentence shall be equal to the greater of
(A) the Release Price and (B) the lesser of (x) the Defeasance Deposit and (y) the net Condemnation Proceeds or the net Insurance Proceeds received on account of such

Property. The Lender shall deliver such U.S. Obligations to the Servicer for application pursuant to Sections 4.3(A) and 7.9(A) of the Cash Management Procedures.

     (c) If, as a result of the release of the subject Property(ies), all of the Properties shall have been released, the Lender shall use the Defeasance Deposit to purchase U.S. Obligations that provide, together with any U.S. Obligations purchased in connection with any prior releases of Properties, payments on or prior to, but as close as possible to, all successive Debt Service Payment Dates after the Release Date equal to the sum of (i) the remaining Monthly Debt Service Payments (such Monthly Debt Service Payments due on such Debt Service Payment Dates being herein referred to as the "P&I
                                                                    ---
Payments") that would be required under the Note through and including the 120th
--------
Debt Service Payment Date and (ii) a balloon payment of the outstanding principal balance of the Nothe applicable Rating Agencies.

     (d)   For purposes of this Section 2.3, "Defeasance Deposit" shall mean an
                                              ------------------
amount in cash necessary to purchase U.S. Obligations whose cash flows are in an amount sufficient to make the P&I Payments required under subsections (b) or
(c), as the case may be, plus any costs and expenses incurred or to be incurred in making such purchase; "U.S. Obligations" shall mean obligations or securities
                          ----------------
not subject to prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America; and "Defeasance Debt Service Coverage Ratio" shall mean, in
                        --------------------------------------
respect of any fiscal period, the ratio of (i) Net Operating Income of the Properties for such period remaining after a defeasance pursuant to this Section
2.3 to (ii) the difference between (x) Debt Service Expense for such period and
(y) the payments to be received from or with respect to U.S. Obligations then held as security for the Note for such period.

     (e) If the payment of accrued and unpaid interest and principal of the Note and any other Debt has not been made in full by the Optional Prepayment Date, payments from or with respect to U.S. Obligations then held by the Lender and such payments received by the Lender thereafter shall be applied on the date such payment is received (i) first, to payment of accrued and unpaid interest on the Note and (ii) second, to prepayment of the Principal Payments in inverse order of maturity.

        (f) Notwithstanding the provisions of subsection (a) of this Section 2.3, the Borrower may defease the Lien of the Security Documents to cause the release of a Property for the purpose set forth in clause (e) of Section 4.1A prior to the date set forth in such subsection (a) if it provides to the Lender an opinion in form and substance, and from a firm, acceptable to the Lender, in the exercise of its sole discretion, that such release will not adversely affect the status of the entity holding the Debt as a REMIC (assuming for such purpose that such entity otherwise qualifies as a REMIC).

        Section II.4   Sale of all the Properties. Provided that no Event of
                       --------------------------
Default has occurred and is continuing, upon at least 60 days' notice to the Lender, the Borrower has the right to sell all the Properties, subject to the Debt, to any Person so long as such Person is approved by the Lender, and, after the Securitization, by the Lender, such approval not to be unreasonably withheld, and the Rating Agencies deliver a Rating Comfort Letter. It is understood that the Rating Agencies may require, as a condition to such delivery, matters equivalent to those contained in clauses (i) and (ii) of
Section 2.5. Upon such approval and delivery, the Lender shall deliver to the Borrower for execution and delivery such instruments as may be reasonably required to effect an assignment and assumption of the Debt and a release of the obligations of the Borrower under the Transaction Documents, including, without limitation, a new Note as to which the purchaser of the Properties shall be the obligor, in a principal amount equal to the then outstanding principal amount of the Note.

        Section II.5  Change of Control. There shall be no Change of Control;
                      -----------------
provided, however, that if no Event of Default has occurred and is continuing
--------  -------
there can be a Change of Control if (i) the Borrower submits to the Lender an opinion in form and substance and from a firm satisfactory to the Lender, with respect to the requested Change of Control, to the same effect as the Substantive Consolidation Opinion, (ii) the organizational documents of the Person involved in the requested Change of Control are approved by the Lender and (iii) after the Securitization, the Rating Agencies deliver a Rating Comfort Letter.

        Section II.6  Partial Release after the Optional Prepayment Date.  On
                      --------------------------------------------------
any Debt Service Payment Date after the Optional Prepayment Date, upon the sale of any Property to any Person, the Borrower may cause the release of such Property from the Lien of the Security Documents upon the satisfaction of the following conditions:

        (a) not less than 30 days' notice to the Lender specifying a Debt Service Payment Date on which the amount set forth in clause (c) below is to be provided to the Servicer which notice shall be accompanied by an Officer's Certificate to the effect that no Potential Event of Default or Event of Default has occurred and is continuing (or in the case of a Potential Event of Default or Event of Default that shall be cured or avoided by the release of the affected Propert(ies)) describing the nature of the Potential Event of Default or Event of Default and certifying that such Potential Default or Event of Default shall be cured by the release and that no other Potential Event of Default or Event of Default has occurred and is continuing) and that such Release will comply with all applicable requirements of this Section 2.6;

        (b) the payment to the Lender of interest accrued and unpaid on the principal balance of the Note and all other sums due under the Transaction Documents, through and including such Debt Service Payment Date;

        (c) the payment to the Lender, to be applied to prepayment of the Principal Payments in inverse order of maturity, of an amount equal to 125% of the Release Price of such Property; provided, however, that if a Property is
                                    --------  -------
released pursuant to this Section 2.6 as a result of a condemnation or casualty, such payment shall be an amount equal to the greater of (a) the Release Price for such Property and (b) the lesser of (x) 125% of such Release Price and (y) the net Condemnation Proceeds or net Insurance Proceeds received on account of such Property;

        (d) delivery to the Lender for execution of forms of release of such Property from the Lien of the Security Documents appropriate for the jurisdiction in which such Property is located; and

        (e) delivery to the Lender of evidence satisfactory to the Lender that the Debt Service Coverage Ratio will be maintained for the twelve full months commencing after the release date at the greater of (x) the Initial Debt Service Coverage Ratio and (y) the ratio of the Net Operating Income for the thirteen Accounting Periods next preceding the release date divided by the difference between (i) Debt Service Expense for such period and (ii) the payments received from U.S. Obligations purchased by the Lender with the Defeasance Deposits, if any, delivered to it by the

Borrower pursuant to Section 2.3(a) and then held as security for the Note for such period.

        Section II.7  Bossier Reserve Account
                      -----------------------

        (a) On the Closing Date the Servicer will establish a segregated deposit account (the "Bossier Reserve Account") in its name on behalf of the
                      -----------------------
Lender at LaSalle National Bank or another bank selected by the Lender. The Bossier Reserve Account shall be an Eligible Account. The Borrower shall deposit directly into the Bossier Reserve Account the annual sum of $250,000 prior to March 11, 1997 and March 11 of each subsequent 12-month period thereafter through and including the later to occur of (A) March 11, 2006 and (B) if funds from the NACC Account have been provided to the Borrower pursuant to the provisions of subsection (c) below, the date such funds are reimbursed to NACC by the Borrower. If there is a shortfall in such annual sum required to be deposited prior to any date referred to above, the Borrower hereby directs the Servicer to fund such shortfall in the Bossier Reserve Account through the use of all amounts which the Borrower is entitled to receive on each Debt Service Payment Date from the Servicer after the applicable March 11 pursuant to Sections 4.3(F) and 7.9(C) of the Cash Management Procedures.

        (b) The Servicer shall invest amounts in the Bossier Reserve Account in Permitted Investments that have a maturity of not more than one year. The Servicer shall remit to the Borrower monthly all interest received with respect to such Permitted Investments.

        (c) The Borrower may request the Servicer to sell such of the Permitted Investments as may be required to provide to the Borrower funds necessary to satisfy a liability described in clause (ii) of Section 5.6(c); provided,
                                                                --------
however that the Borrower may not make such request unless and until the
-------
Borrower has applied or caused to be applied to satisfy such liability: (i) first, the Operating Profit (as such term is defined in the management agreement between the Manager and the Subsidiary) of the Subsidiary after deduction of (y) reasonable reserves established by the Subsidiary in connection with the operations of the Subsidiary Inn (z) incentive management fees paid, and manager loans repaid, to the Manager pursuant to such management agreement and (ii) next, the net sales proceeds from the sale of the Subsidiary Inn unless the Subsidiary Inn cannot be sold despite the Subsidiary's good faith efforts. In connection with any such request, a senior officer of the General Partner shall certify to the Servicer the accuracy of the conditions to such request set forth herein. If, after the use by the Borrower of the amounts set forth in the preceding clauses (i) and (ii) and the amounts available from the Bossier Reserve Account, there remains a shortfall in the funds required to satisfy such liability as certified to the Servicer by such senior officer, the Borrower shall notify NACC of such shortfall and NACC shall direct the Servicer to sell such of the Permitted Investments in the NACC Account as shall be designated by NACC and as may be required to provide to the Borrower the amount of such shortfall. The Borrower will apply any amount received from the NACC Account solely for the purposes contemplated by this subsection (c).

        (d) The Servicer shall deliver to the Borrower the funds and the Permitted Investments contained in the Bossier Reserve Account upon certification by NACC to the Servicer that there are no obligations of the Borrower to NACC pursuant to Section 5 of that certain Letter Agreement, dated the Closing Date, among the Borrower, NACC and the Servicer and the earlier to occur of: (y) the repayment of the Loan or (z) receipt by the Servicer of (i) an opinion in form and substance and from counsel satisfactory to the Servicer to the effect that the Borrower has received a written determination by the United States Environmental Protection Agency, the Louisiana Department of Environmental Quality or such other agency as may hereafter have jurisdiction over the property described by the United States Environmental Protection Agency in HRS Documentation Record dated January 21, 1995 as the old "Citgo Refinery (Bossier City)" (the "Citgo Refinery Site") that no further remedial activities
                      -------------------
are required at the Citgo Refinery Site and the applicable statute of limitations for contribution or other actions with respect to the Citgo Refinery Site against the Subsidiary and the Borrower has expired and (ii) the delivery by the Rating Agencies of a Rating Comfort Letter, it being understood that such letter shall be based upon the Rating Agencies determination that the opinion referred to in clause (i) is in form and substance and from counsel satisfactory to the Rating Agencies.

                                  ARTICLE III

                                   PAYMENTS

        Section III.1  Payments on the Note.  All payments made on the Note
                       --------------------
shall be made in the manner, and subject to the conditions, provided in this Agreement and the Note. The Note shall not be prepayable except as expressly provided for in this Section 3.1, Section 2.6 and Sections 4.4(F) and 7.10(C) of the Cash Management Procedures. In addition, on the Optional Prepayment Date and each Debt Service Payment Date thereafter, the Note may be prepaid, at the option of the Borrower, in full or in part, without penalty or premium.


        Section III.2  Interest.  The Note shall bear interest as provided
                       --------
therein.

        Section III.3  Payments without Deduction, etc.   All payments of the
                       --------------------------------
Debt to the Lender shall be absolute and unconditional, shall be paid strictly in accordance with the terms of the Transaction Documents without being subject to any claim, set-off, defense or other right which the Borrower may have against the Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any other circumstance or happening whatsoever. The Borrower shall pay such payments to the Lender free and clear of, and without deduction for, any and all present or future taxes, levies, imposts, deductions, charges, penalties or withholdings, and any liabilities with respect thereto, by whomever imposed, other than present or future taxes on the income of the Lender or franchise taxes imposed on the Lender as a result of its conducting business in specific jurisdictions. The Borrower shall pay and indemnify and hold the Lender harmless from and against, any present or future claim for liability for United States, state or local taxes on the ownership by the Lender of the debt obligations of the Borrower evidenced by the Note, the Mortgages or on the principal, interest, fees or other amounts payable under any Transaction Document or otherwise in respect of the Debt (other than income or franchise taxes imposed on the Lender or its Affiliates by any jurisdiction). The obligations of the Borrower hereunder shall survive repayment of the Debt and termination of the Transaction Documents.

                                 ARTICLE IV

                        DEFAULT; REMEDIES; ENFORCEMENT

     Section IV.1A Events of Default. Any of the following shall constitute a
                   -----------------
default under this Agreement (an "Event of Default"):
                                  ----------------

     (a) failure by the Borrower to pay on the due date any interest or principal due and payable on the Note as set forth therein; or

     (b) failure by the Borrower to make any other payment due under any Transaction Document within ten (10) days after demand therefor shall have been made; or

     (c) any representation or warranty of the Borrower contained in any Transaction Document shall have been untrue or incorrect when made in any respect that may have a Material Adverse Effect; provided, however, that for the
                                                 --------  -------
purpose of this clause (c) the words "To the Best Knowledge of the Borrower" shall be deleted, where used, from the provisions of each representation and warranty contained in Section 5.1.

     (d) failure by the Borrower to perform its covenants in Section 5.2(d), and such failure continues unremedied for ten days after notice thereof by the Lender to the Borrower requiring the same to be remedied; or

     (e) failure by the Borrower to perform or observe any other of its covenants under any Transaction Document that has a Material Adverse Effect, and such failure continues unremedied for 30 days after notice thereof by the Lender to the Borrower requiring the same to be remedied; provided, however, that it
                                                   --------  -------
shall not be an Event of Default if (a) such failure is curable but is not reasonably capable of being cured within such 30-day period and the Borrower shall have commenced to cure such failure within such 30-day period and thereafter shall diligently pursue such cure to completion, but in no event later than 180 days after the date on which the Borrower received such written notice from the Lender or (b) such failure affects one or more but not all of the Properties and the Borrower, within thirty (30) days after the Borrower's receipt of such notice from the Lender, gives notice to the Lender of its intent to release such Property from the Lien of the Security Documents pursuant to the provisions of Section 2.3 or 2.6 and, thereafter diligently pursues efforts to take such action and, within 180 days after the date on which the Borrower received such written notice from the Lender, effects such release pursuant to the provisions of Section 2.3 or 2.6, as the case may be; or

     (f) an order (that has not been vacated or stayed within 60 days from the entry thereof) is made for, or the Partners take any action with regard to, the winding up of the Borrower or the General Partner except a winding up for the purpose of a merger, restructuring or contribution, the terms of which have previously been approved in writing by the Lender; or

     (g) (A) the Borrower or the General Partner shall commence any Action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (collectively, "Insolvency Law") seeking to have an order for relief entered
                --------------
with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian or other similar official (each a "Bankruptcy Custodian") for it or for all or substantially all of its
         --------------------
assets, or the Borrower or the General Partner shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against the Borrower or the General Partner any Action of a nature referred to in clause (A) above which (1) results in the entry of any order for relief or any such adjudication or appointment and (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (C) there shall be commenced against the Borrower or the General Partner any Action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief that shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within 60 days from the entry thereof; or (D) the Borrower or the General Partner shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

     (h) Unless (a) the Borrower causes all of the Properties then owned by the Borrower to come under management by another nationally recognized hotel operator acceptable to the Lender, in the exercise of its reasonable discretion,
(b) such Properties are operated as part of a comparable nationally recognized hotel system acceptable to the Lender and (c) each of the Rating Agencies delivers to the Lender a Rating Comfort Letter with respect thereto: (A) the Manager shall commence any Action (1) under any Insolvency Law seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a Bankruptcy Custodian for it or for all or substantially all of its assets, or the Manager shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against the Manager any Action of a nature referred to in clause (A) above which (1) results in the entry of any order for relief or any such adjudication or appointment and
(2) remains undismissed, undischarged or unbonded for a period of 60 days; or
(C) there shall be commenced against the Manager any Action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief that shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within 60 days from the entry thereof; or (D) the Manager shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

     (i) one or more judgments or decrees, not covered by insurance, in an aggregate amount exceeding $2,000,000 shall be entered against the Borrower or the General Partner, and such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within 60 days from the entry thereof; or

     (j)  there is a Change of Control, unless permitted under Section 2.5.

     Section 4.1B  Event of Default Cure.  None of the foregoing shall
                   ---------------------
constitute an Event of Default if after the occurrence thereof, the Borrower tenders a cure for such Event of Default or a plan to cure such Event of Default and the Lender accepts such tender, such acceptance to contain such conditions as the Lender, in the exercise of its sole discretion, may require. If the Borrower tenders to the Lender all sums, the non-payment of which constituted an Event of Default under clauses (a) or (b) of Section 4.1A, and the Lender accepts such sums (which shall be evidenced by Lender's failure to return such sums to the Borrower within 15 days from the date of Lender's receipt thereof), such non-payment shall not constitute an Event of Default. If the Lender does not accept any such payment or tender, the Event of Default shall be continuing. If the Lender fails to respond to the Borrower within 30 days of its receipt of such tender, it shall be deemed to be rejected.

     Section IV.2   Remedies.  If an Event of Default shall have occurred and be
                    --------
continuing, the Lender shall have the right, in its sole discretion, by notice to the Borrower (with a copy to the Manager) (except upon the occurrence of an Event of Default under clauses (f) or (g) of Section 4.1A, in which case all principal and accrued interest thereon will be immediately due and payable on the Note without any declaration or other act on the part of the Lender) to take one or more of the following actions:

     (a) To declare the principal of and all amounts accrued but unpaid under the Note and the Transaction Documents, together with the Yield Maintenance Premium, to be immediately due and payable, and such amounts shall thereupon become immediately due and payable, without presentment, demand, protest or notice of any kind, other than any notice specifically required by this Section 4.2, all of which are hereby expressly waived by Borrower;

     (b) Pursue such rights and remedies against the Borrower, or otherwise, as are provided under and pursuant to the Mortgages or any of the other Transaction Documents and as may be available to the Lender at law or in equity, including, without limitation, during such time as the Lender may be considering a tender of a cure or a plan pursuant to Section 4.1B; provided, however, that the Lender
                                              --------  -------
shall not initiate foreclosure proceedings unless five (5) Business Days' prior notice of such intention is given to Borrower and the tender of a cure or a plan therefor shall not have been accepted by the Lender pursuant to the provisions of Section 4.1B before the end of such 5 Business Day period; and

     (c) If the Event of Default involves the Borrower's failure to pay any Imposition or to comply with the Insurance Requirements, or to perform or observe any other covenant, condition or term in any Transaction Document or in the Management Agreement, the Lender may, at its option, without waiving or affecting any of its rights or remedies hereunder, pay,perform or observe the same, and, in connection therewith, the Lender shall be entitled to rely on any representations and statements of the Manager under the Management Agreement in regard to alleged breaches or violations thereof, and all payments made or costs or expenses incurred by the Lender in connection therewith shall be repaid by Borrower to the Lender within fifteen (15) days after demand therefor, and shall be added to and become a part of the Debt. The Lender is hereby empowered to enter and to authorize others to enter upon any Property for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Borrower or any Person in possession holding under Borrower.

     Section IV.3  Remedies Cumulative; Delay or Omission Not a Waiver.  To the
                   ---------------------------------------------------
extent permitted by law, every remedy given hereunder or in any other Transaction Document to the Lender shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every remedy provided by statute, law, equity or otherwise. The Lender may exercise all or any of the powers, rights or remedies given to it hereunder or which may be now or hereafter given by statute, law, equity or otherwise, in its absolute discretion. No course of dealing between the Borrower and the Lender or any delay or omission of the Lender to exercise any power, right or remedy accruing upon any Event of Default shall impair any power, right or remedy or shall be construed to be a waiver of any such Event of Default or acquiescence therein, and every power, right and remedy given by each Transaction Document to the Lender may, to the extent permitted by law, be exercised from time to time and as often as may be deemed expedient by the Lender.


                                  ARTICLE V

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section V.1  Representations and Warranties of the Borrower. The Borrower
                  ----------------------------------------------
represents and warrants to, and covenants with the Lender, that, as of the Closing Date, except as set forth on the Disclosure Schedule:

     (a)  Exhibit G hereto sets forth the organizational structure of the
          ---------
Borrower, and the equity interests and holders therein. The Borrower is a limited partnership validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction where the nature of its business or location of the Properties requires it to be so qualified; the General Partner is a corporation validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in each jurisdiction where the nature of its business or location of the Properties requires it to be so qualified. Neither the General Partner nor the Borrower has engaged in any business unrelated to the ownership of the Properties. Neither the General Partner nor the Borrower has assets other than those related to the Properties.

     The Subsidiary is a limited liability company validly existing and in good standing under the laws of the State of Delaware and will be qualified to do business in Louisiana as soon as possible after the Closing Date; the Managing Member is a corporation validly existing and in good standing under the laws of the state of Delaware. The Subsidiary was organized in March 1996 and since such date has not engaged in any business unrelated to the ownership of the Residence Inn by Marriott located in Bossier City, Louisiana. All of the capital stock of the Managing Member and 99% of the membership interests in the Subsidiary is held of record and beneficially by the Borrower.

     (b) The Borrower has, and at relevant times has had, the requisite power and authority to own its assets and conduct its business, to execute and deliver each of the Transaction Documents and all Operational Agreements to which the Borrower is a party and to carry out the transactions contemplated thereby.

     (c) The execution, delivery and performance by the Borrower of (i) each of the Transaction Documents and (ii) the Operational Agreements to which the Borrower is a party have been duly and validly authorized by all necessary actions and proceedings on the part of the General Partner and the Borrower, and no further approvals or filings of any kind, including, without limitation, any approval of or filing with any Governmental Authority, are required as a condition thereto.

     (d) Neither the execution and delivery of each of the Transaction Documents and the Operational Agreements, nor the fulfillment of or compliance with the terms and conditions thereof:

           (i) will conflict with or result in any breach or violation of any law, rule or regulation issued by any Governmental Authority, or any judgment or order applicable to the Borrower, the General Partner, the Subsidiary or the Managing Member or to which the Borrower, the General Partner, the Subsidiary or the Managing Member or any of the Properties or the Subsidiary Inn are subject;

           (ii) will conflict with or result in any breach or violation of, or constitute a default under, any of the provisions of the Amended and Restated Agreement of Limited Partnership of the Borrower, the Restated Certificate of Incorporation of the General Partner, the Limited Liability Company Agreement of the Subsidiary or the Certificate of Incorporation of the Managing Member or any agreement or instrument to which the Borrower, the General Partner, the Subsidiary or the Managing Member is a party or to which the Borrower, the

                 General Partner the Subsidiary or the Managing Member or any of the Properties is subject; or

           (iii) will result in or require the creation of any Lien on any of the Properties or the Subsidiary Inn, except Permitted Exceptions.

     (e) Each of (i) the Transaction Documents and (ii) the Operational Agreements to which the Borrower is a party, and, to the Best Knowledge of the Borrower, each of the Operational Agreements, if any, to which the Borrower is not a party, has been duly executed and delivered by the Borrower and to the Best Knowledge of the Borrower, the other parties thereto and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

     (f) There is no Action pending to which the Borrower, the General Partner, the Subsidiary or the Managing Member is a party or to which any Property is subject, directly or indirectly, and, to the Best Knowledge of the Borrower and, based on a certification to the Borrower by the Manager, of the Manager, no such Action is threatened or contemplated by any Person, in each case, other than an Action that does not involve an amount in controversy in excess of $25,000.

     (g) Neither the Borrower nor the Subsidiary has received notice of, and does not have any knowledge of, any violations of any Legal Requirements affecting any Property or the construction, development, use, operation, maintenance or management thereof, except as set forth in the Exhibits and Schedules to this Agreement.

     (h) Neither the Borrower, the General Partner, the Subsidiary nor the Managing Member has any subsidiaries, except that the Borrower is a 99% member of the Subsidiary and the 100% shareholder of the Managing Member and the Managing Member is a 1% member of the Subsidiary.

     (i) Except for the Debt, since September 20, 1988, the Borrower has not incurred Indebtedness other than Purchase Money Security Interests; since its date of formation, the Subsidiary has not incurred any Indebtedness.

     (j)   Neither the Borrower nor the Subsidiary has any employees.

     (k) True and complete copies of the Operational Agreements (including all amendments, agreements, side letters and all other material documents relating thereto other than those effected in the ordinary course of business and which individually or in the aggregate do not have an Individual Material Adverse Effect) have been made available to the Lender; each such agreement is unmodified and in full force and effect; to the Best Knowledge of the Borrower, there is no default by any party thereunder; and no event has occurred and is continuing which, with the passage of time and/or the giving of notice, would constitute a default or event of default by the Borrower thereunder in such circumstances that such default or event of default might have an Individual Material Adverse Effect. All necessary consents to the transactions described in the Transaction Documents required by such agreements have been obtained. Since its inception, neither the Borrower nor the General Partner has entered into any agreements or obligations other than the Transaction Documents and the Operational Agreements.

     (l) All necessary governmental consents, if any, to the transactions described in the Transaction Documents have been obtained.

     (m)   The Operating Budget annexed hereto as Exhibit H contains all
                                                  ---------
anticipated operating expenses for the Properties for the year ending December 31, 1996. The Capital Budget annexed hereto as Exhibit I contains all
                                               ---------
anticipated Capital and FF&E Expenditures for the Properties for the year ending December 31, 1996.

     (n) All Permits material to the operations of each Property have been obtained and are in full force and effect.

     (o) Each Property has available to it adequate parking to comply with all Legal Requirements and to permit the operation of the Property as a hotel conforming to at least the standards applicable to Residence Inn by Marriott and is in compliance with the Management Agreement.

     (p) Neither the Borrower nor the Subsidiary is subject to any United States or state income, unincorporated business, capital, franchise or similar gross income or income based taxes.

     (q)   (i)   Neither the Borrower, any ERISA Affiliate of the Borrower, the
                 Subsidiary nor any ERISA Affiliate of
                 the Subsidiary maintains, sponsors, contributes to or is obligated to contribute to, or during the five (5) years ending on the date of the execution and delivery of this Agreement, has maintained, sponsored, contributed to or was obligated to contribute to, any Plan.

           (ii) The Borrower does not, and is not obligated to, maintain, sponsor or contribute to any Welfare Plan.

           (iii) The assets of the Borrower are not nor are they deemed "plan assets", whether by operation of law or under regulations promulgated under ERISA.

     (r) The Borrower (1) has not entered into any Transaction Document with the actual intent to hinder, delay, or defraud any creditor and (2) has received reasonably equivalent value in exchange for its obligations under the Transaction Documents. The fair saleable value of the Borrower's assets is greater than the Borrower's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. The Borrower's assets do not constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. The Borrower does not intend to, and does not believe that it will, incur debts and liabilities (including, without limitation, contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of the Borrower).

     (s) Neither the Borrower nor the Subsidiary has sustained any loss or interference with its business from fire, explosion, flood or other calamity, or from any labor dispute or governmental action, order or decree, nor has there been any material adverse change, nor any other development or event that, in each case, may have an Individual Material Adverse Effect.

     (t) The Security Documents, when duly executed and delivered, and (to the extent required or contemplated) filed or recorded, will create a valid and enforceable first priority perfected security interest in the Borrower's right, title and interest in and to the rights and properties described therein, as to which perfection may be effected by such filing or recording, for the benefit of the Lender, subject only to Permitted Exceptions.

     (u) The Borrower is not (1) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, (2) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, nor (3) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

     (v)   There exists no Event of Default or Potential Event of Default.

     (w) To the Best Knowledge of the Borrower, no representation or warranty by the Borrower made in any Transaction Document, and no schedule, exhibit, certificate, written statement, list, document or other material furnished or to be furnished to the Lender pursuant to or in connection with any Transaction Document or any of the transactions contemplated thereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     (x) There is no offset, defense, counterclaim or right to rescission with respect to the Note or the other Transaction Documents.

     (y) All taxes and governmental assessments currently due and owing in respect of, and affecting, the Properties, have been paid, or an escrow of funds in an amount sufficient to cover such assessments has been established with the Servicer or title insurance company.

     (z) Except as set forth in the Disclosure Report, there is no Action pending, or, to the Best Knowledge of the Borrower, for the total or partial condemnation of any Property or the Subsidiary Inn, and except for ADA Compliance Work, Deferred Maintenance Work and Environmental Remediation Work, each Property is in good repair and free and clear of any damage that could affect materially and adversely the value of such Property as security for the Note or the use for which such Property was intended.

     (aa) Insurance required to be maintained pursuant the Insurance Requirements is in effect; and the Properties and the use and operation thereof constitute a legal use under applicable zoning regulations and comply in all respects with all applicable Legal Requirements.

     (bb) To the Best Knowledge of the Borrower, the amounts deposited in the Capital Expenditure and FF&E Reserve Account for ADA Compliance Work, Deferred Maintenance Work and Environmental Remediation Work are sufficient for their intended purposes.

     (cc) None of the Properties is listed in or, to the Best Knowledge of the Borrower and, based on a certification to the Borrower by the Manager, of the Manager, proposed for listing in the United States Environmental Protection Agency's National Priorities List of sites or any other comparable list of sites maintained by any state or local governmental agency.

     (dd) Except as set forth on the Disclosure Schedule, none of the Properties is subject to any Lien or claim for Lien in favor of any Governmental Authority or any other Person as a result of any Hazardous Substance (as such term is defined in the Environmental Indemnity Agreement) on, in or affecting the Property.

     (ee) None of the Properties is subject to any collective bargaining or other union contracts.

     (ff) Each of the Borrower and the General Partner has (a) not sought or consented to any dissolution, winding up, liquidation, consolidation, merger or sale of all or substantially all of its assets, (b) not failed to correct any known misunderstanding regarding its separate identity, (c) maintained its accounts, books and records separate from any other person or entity, (d) maintained its books, records, resolutions and agreements as official records,
(e) not commingled its funds or assets with those of any other person or entity and has held its assets in its own name, (f) conducted its business in its name (except that all the Properties are operated under the name "Residence Inn By Marriott" or similar names), (g) maintained its financial statements, accounting records and other entity documents separate from any other person or entity, (h) paid its own liabilities out of its own funds and assets, (i) observed all partnership and corporate formalities, as the case may be, (j) not assumed or guaranteed or become obligated for the debts of any other person or entity or held out its credit as being available to satisfy the obligations of any other person or entity, (k) not acquired obligations or securities of its partners or shareholders, as the case may be, except as set forth in the Disclosure Report,
(l) allocated fairly and reasonably any overhead for shared office space and used separate stationery, invoices and checks from those of any entity, (m) not pledged any of its assets for the benefit of any other person or entity, except as set forth in the Disclosure Report, (n) held and identified itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity, (o) not made any loans to any person or entity, (p) not identified its partners or shareholders, as the case may be, or any of its Affiliates as a division or part of it, or (q) not entered into or become a party to any transaction with its partners or shareholders, as the case may be, or its Affiliates except in the ordinary course of its business and on terms which are fair and are no less favorable to it than would be obtained in a comparable arm's length transaction with an unrelated third party, (r) not filed a bankruptcy or insolvency petition or otherwise instituted insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest, (s) maintained adequate capital in light of its contemplated business operations, (t) not engaged in any business activity other than as stated in
Section 2.03 of the Amended and Restated Agreement of Limited Partnership of the Borrower and Article THIRD of the Amended and Restated Certificate of Incorporation of the General Partner, as the case may be and (u) maintained an arms' length relationship with partners, affiliates and any other party furnishing services to it.

     (gg) The Permitted Exceptions do not materially and adversely affect (1) the ability of the Borrower to pay in full the principal and interest on the
Note in a timely manner or (2) the use of any Property for the use currently being made thereof, the operation of any Property as currently being operated or the value of any Property.

     (hh)   [Intentionally omitted]

     (ii) To the Best Knowledge of the Borrower, neither the Borrower nor the Subsidiary has any material contingent liabilities.

     (jj) Neither the Borrower nor the Subsidiary has any material financial obligation under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Borrower or the Subsidiary is a party or by which the Borrower, or any Property or the Subsidiary Inn is bound, other than obligations incurred in the ordinary course of the operation of the Properties and the Subsidiary Inn and under the Transaction Documents.

     (kk) The Borrower has not borrowed or received debt financing that has not been heretofore or contemporaneously herewith repaid in full, other than Purchase Money Security Interests permitted by the provisions of this Loan Agreement.

     (ll) To the Best Knowledge of the Borrower, no principal of the Borrower, the General Partner, the Subsidiary or the Managing Member or officer authorized to execute and deliver an Officer's Certificate has ever been indicted and/or convicted of a felony under any federal, state or foreign laws.

     (mm) There are no pending or, to the Best Knowledge of the Borrower, proposed, special or other assessments for public improvements or otherwise affecting any of the Properties or the Subsidiary Inn, nor, to the Best Knowledge of the Borrower and, based on a certification to the Borrower by the Manager, of the Manager, are there any contemplated improvements to any of the Properties or the Subsidiary Inn that may result in such special or other assessment.

     (nn) All of the rooms at each of the Inns are in service, except for rooms that are temporarily out of service for routine maintenance and repair.

     (oo) The Borrower has or anticipates that it will have sufficient funds available to it for implementing the reasonably anticipated Capital and FF&E Expenditures.

     Section V.2   Affirmative Covenants. So long as any of the Debt remains
                   ---------------------
outstanding as an obligation of the Borrower, the Borrower shall:

     (a) do all things necessary to keep in full force and effect its valid existence as a limited partnership and the valid existence of the Subsidiary as a limited liability company and to qualify to do business in each jurisdiction in which such qualification is necessary to the conduct of its business or to protect the validity and enforceability of the Transaction Documents;

     (b) do all things necessary to enable it and the Subsidiary to comply with all applicable legal, fiscal and accounting rules and regulations;

     (c) keep and cause the Subsidiary to keep proper books of account and records in which full, true and correct entries in accordance with GAAP shall be made of all transactions in relation to its business and activities; allow the Lender access to such books of account and records at all reasonable times during normal business hours upon reasonable notice; and permit the Lender to discuss the affairs, finances and accounts of the Borrower or the

Subsidiary with any of the management employees of the General Partner, the Manager and the Managing Member;

     (d)    furnish to the Lender (and after the Securitization, also to NACC):

            (i) not later than 120 days after the end of each Fiscal Year, audited financial statements (including balance sheet, income statement and statement of cash flows of the Borrower), prepared in accordance with GAAP consistently applied, audited by a "Big Six" accounting firm (copies of all such information provided for above being also furnished to NACC after the Securitization);

            (ii) not later than 27 days after the end of each Accounting Period (i) unaudited financial statements substantially in the form of Exhibit J(1) attached hereto, covering such
                               ------------
                   Accounting Period and the annual amount for the period to date showing in detail for each Inn separately, among other things, a breakdown of sales revenues and operating expenses and the calculation of house profit, average suite and average occupancy rates, each of the foregoing with a comparison to budget and prior year, and (ii) an unaudited profit and loss statement and escrow analysis on a consolidated basis in the form of Exhibit J(2) attached
                                                     ------------
                   hereto, and (iii) unaudited periodic and year-to-date reports detailing for each Property the calculation of Operating Profit substantially in the form of Exhibit J(3) attached
                                                       ------------
                   hereto (copies of all such information provided for above being also furnished to NACC after the Securitization);

            (iii) not later than 60 days after the end of each Accounting Quarter, quarterly and year-to-date unaudited financial statements for the Borrower (including without limitation balance sheets, income statements and statements of cash flows) (copies of all such information provided for above being also furnished to NACC after the Securitization);

            (iv) such other reports and other documents as shall be replacements of the foregoing, which reports and other documents shall not contain less detail than that provided for in clauses (i), (ii) and (iii) above;

            (v) not later than 27 days after the end of each Fiscal Year, an Officer's Certificate stating whether or not the signer thereof knows of any Event of Default; and

            (vi) if the financial statements provided for in clauses (i), (ii) and (iii) above do not include the operations of the Subsidiary, such financial statements, to the extent such financial statements are prepared for the Subsidiary; and

            (vii) on or before January 15 of each year commencing on January 15, 1997, an annual plan (the "Annual Plan") for such year
                                                  -----------
                   for each Property which annual Plan shall include a detailed operating budget (an "Operating Budget") and a detailed
                                         ----------------
                   capital expenditure budget (a "Capital Budget"), reflecting
                                                  --------------
                   the Manager's best good faith estimate of the anticipated results of management fees, Management Expenses, and Capital and FF&E Expenditures. The Annual Plan shall contain provisions for deposit into the Capital Expenditures and FF&E Reserve Account of an aggregate amount equal to at least (5%) of projected Gross Revenues for each year.

     (e)    (i)    if the Borrower has the right under the Management Agreement to approve any aspect of each Annual Operating Projection or the Repairs and Equipment Estimate (as such terms is defined in the Management Agreement) or any other budget, submit each of the foregoing to the Lender for its approval;

            (ii) submit to the Lender for its approval the Building Estimate (as such term is defined in the Management Agreement);

            (iii) the Lender's review and approval of each of the foregoing shall not be unreasonably withheld or delayed;

     (f) take all reasonable actions necessary so that the Borrower is not required to register as an investment company under the Investment Company Act of 1940, as amended;

     (g)   promptly inform the Lender in writing of the following:

            (i) the Borrower becoming aware of the commencement of any rule making or disciplinary proceeding or the promulgation of any proposed or final rule affecting the Borrower, any Property, the Subsidiary or the Subsidiary Inn (other than a rule or proceeding which has general applicability to Persons including the Borrower and the Subsidiary);

            (ii) the Borrower becoming aware of the commencement of any Action by or against the Borrower or the Subsidiary or with respect to any Property or the Subsidiary Inn before any Governmental Authority or arbitration board, or the written threat of any such Action;

            (iii) the receipt of written notice from any Governmental Authority that (1) the Borrower or the Subsidiary is being placed under regulatory supervision, (2) any Permit material to the conduct of the Borrower's or the Subsidiary's business is to be suspended or revoked or (3) the Borrower or the Subsidiary is to cease and desist any practice, procedure or policy employed by the Borrower or the Subsidiary in the conduct of its business; and

            (iv) the receipt of written notice from the Manager that the Borrower has not complied with any of its obligations under the Management Agreement or the Subsidiary has not complied with any of its obligations under its management agreement with the Manager or altering in any material respect the rules, standards and requirements of the Manager under each such agreement;

     (h) generally pay and cause the Subsidiary to generally pay its debts as they become due;

     (i) do or cause to be done all things necessary to establish, perfect, maintain and continue the perfection and first priority (subject to Permitted Exceptions) of the security interest of the Lender in the Pledged Property and pay the costs and expenses of all filings and recordings and all searches necessary to establish and determine the validity and the priority of such security interest;

     (j) subject to Section 2.2, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Borrower or the Subsidiary or upon the income, profits or property of the Borrower (including the Properties) or the Subsidiary (including the Subsidiary Inn);

     (k) subject to Section 2.2, pay or cause to be paid all operating expenses and all other costs and expenses associated with the operation and maintenance of (i) the Properties in accordance with the Annual Operating Projections, Repairs and Equipment Estimate, and Building Estimate in accordance with the provisions of the Management Agreement and (ii) the Subsidiary Inn in accordance with the management agreement between the Subsidiary and the Manager;

     (l) complete all items of Deferred Maintenance Work, ADA Compliance Work and Capital and FF&E Expenditures as set forth in the Capital Budget for the year ended December 31, 1996, attached hereto as Exhibit I, from funds deposited in the Capital Expenditure and FF&E Reserve Account prior to December 31, 1996 and, to the extent necessary for such completion, from Excess Cash Flow;

     (m) pay over to the Servicer for application pursuant to the applicable Mortgage, Insurance Proceeds and Condemnation Proceeds;

     (n) complete as promptly as possible all Deferred Maintenance Work, ADA Compliance Work and Environmental Remediation Work (under the supervision of a licensed architect or engineer, if the item of Work requires the expenditure of at least, $50,000 or if such supervision is required by Legal Requirements), and in a good and workmanlike manner, using materials comparable in quality to the original installation and all items of Capital and FF&E Expenditures as set forth in the Capital Budget for the year ending December 31, 1996 attached hereto as Exhibit I and the then effective Annual Operating Projection, Building Estimate, or Repairs and Equipment Estimate (as such terms are defined in the Management Agreement) under the supervision of a licensed architect or engineer or comparable professional, as appropriate, and in all events, complete all such work as required under the Management Agreement and this Agreement and any additional work that shall be necessary to maintain standards at least as high as those standards apply generally to inns in the "Residence Inn by Marriott" system. Any work to be completed in accordance with this provision shall be completed despite the insufficiency, if any, of funds in the Capital Expenditure and FF&E Reserve Account to complete such work;

     (o) promptly on request, furnish to the Lender copies of all material contracts, bills of sale, statements, receipted vouchers and agreements in its possession or control under which the Borrower claims title to any materials, fixtures or articles of personal property used in construction at or operation of the Properties.

     (p) cause the Manager to operate the Properties as hotels open for business under the Management Agreement and the Subsidiary Inn as a hotel open for business under the management agreement between the Subsidiary and the Manager;

     (q) promptly on request, from time to time, deliver to the Lender a statement setting forth all of the accounts maintained by the Borrower or the Manager with respect to the Inns and the Properties, the purposes of such accounts and the balances thereof;

     (r) maintain or cause to be maintained each of the liquor licenses and all other Permits in connection with the Inns and the Subsidiary Inn, in full force and effect (or replace any thereof that may be cancelled or otherwise lapsed), and observe and perform or cause to be observed or performed all of its obligations thereunder;

     (s) comply with and cause each Property and the Subsidiary Inn to be in compliance with all Legal Requirements and all Insurance Requirements;

     (t) give the Lender prompt notice upon the discovery, to the Best Knowledge of the Borrower, of the occurrence of any Potential Event of Default or Event of Default;

     (u) give the Lender prompt notice of any Grant of any equity interest in the General Partner or the partnership interest of the General Partner in the Borrower or the acquisition by either MII or Host Marriott of more than 5% of the limited partnership interests in the Borrower;

     (v) ensure that the Manager pays all trade indebtedness within 60 days of the date incurred except for such trade indebtedness that is subject to a bona
                                                                          ----
fide dispute;
----

     (w) ensure that the General Partner and the Managing Member shall have an Independent Director acceptable to the Lender at all times, which may be the same individual;

     (x) provide to the Lender not less than (10) days prior to the execution thereof, a true and complete copy of any (i) proposed amendment to the Partnership Agreement of the Borrower (other than amendments of a ministerial nature that will not have any adverse impact on the Lender, the value of the Pledged Property, the validity or priority of the Lender's security interest therein, or any of the Lender's rights or remedies under the Transaction Documents) and (ii) proposed amendments to the Limited Liability Company Agreement of the Subsidiary (other than amendments of a ministerial nature that will not have an adverse impact on the Lender, the value of the Subsidiary Inn or any of the obligations of the Borrower with respect to the Subsidiary under this Loan Agreement;

     (y) ensure that the representations and warranties contained in Section 5.1(a) and 5.1(af) remain true and accurate at all times with respect to itself and the Subsidiary; and

     (z) cause the Subsidiary (xx) to be insured in the manner required of a Property pursuant to Schedule X of each of the Mortgages; and (yy) to hold and apply any Insurance Proceeds or Condemnation Proceeds, as the case may be, in accordance with the requirements of the Mortgages, specifically including Paragraph 13 (with respect to Insurance Proceeds) and Paragraph 14 (with respect
------------                                          ------------
to Condemnation Proceeds) of the Mortgages; provided, however, that the
                                            --------  -------
Subsidiary may cause the insurance with respect to this sub-clause to be issued by insurance carrier(s) who would not be Qualified Insurers pursuant to Schedule X of each of the Mortgages so long as each of such insurance carrier(s) is a reputable carrier licensed to do business in the State of Louisiana.

     Section V.3  Negative Covenants.  So long as any portion of the Debt shall
                  ------------------
remain outstanding as an obligation of the Borrower, except as expressly permitted in this Agreement, each of the Borrower and the Subsidiary shall not, without the prior consent of the Lender,

     (a) purchase any real properties other than, in the case of the Borrower, the Properties and, in the case of the Subsidiary, the Subsidiary Inn, have any assets or liabilities other than assets or liabilities derived from or related to in the case of the Borrower, the Properties and, in the case of the Subsidiary, the Subsidiary Inn, or engage in any business or undertake any activity other than as permitted herein, including, without limitation, the operation, as a lessee or otherwise, of any property other than in the case of the Borrower, the Properties, and, in the case of the Subsidiary, the Subsidiary Inn;

     (b)  have any subsidiaries other than the Subsidiary and the Managing
Member;

     (c) amend, supplement or otherwise modify its partnership agreement, in the case of the Borrower, and its Limited Liability Company Operating Agreement, in the case of the Borrower, in any way that would cause a breach of the covenants in this Agreement;

     (d) Grant any of the Pledged Property other than as permitted in the Transaction Documents and pursuant to the Permitted Exceptions; provided,
                                                                --------
however, that the Borrower may sell or otherwise dispose of personalty or
-------
fixtures from time to time constituting portions of any Property so long as such personalty or fixtures are replaced by personalty or fixtures of equal or better quality to those sold or otherwise disposed of and except for immaterial amounts of personalty disposed of in the ordinary course of business and items that need not be replaced to continue the then existing level of quality of operation;

     (e) dissolve, liquidate, merge or consolidate with any Person (and the Borrower agrees that upon any dissolution, liquidation, merger or consolidation in breach of this clause (v), the Pledged Property shall continue to be held under and otherwise subject to the Lien of the Security Documents until the Debt is paid in full);

     (f) in the case of the Borrower permit the validity or effectiveness of any of the Transaction Documents or, unless replaced with other necessary agreements that do not have an Individual Material Advance Effect, any of the Operational Agreements to be impaired or permit the Lien of the Security Documents to be amended, hypothecated, subordinated, terminated or discharged or permit any Liens to be created on or extend to or otherwise arise upon or burden the Pledged Property or any part thereof or any interest therein or the proceeds thereof (other than any Permitted Exceptions);

     (g) take any action if such action is likely to interfere with the enforcement of any rights of the Lender under the agreements or instruments relating to any of the Pledged Property;

     (h) in the case of the Borrower, incur any Indebtedness other than (a) the Note, (b) Subordinate Debt, or (c) unsecured

Indebtedness incurred (i) in connection with capitalized equipment leases as permitted by Section 7.02(c) of the Management Agreement or (ii) to provide working capital and to fund any shortfalls in the Debt Service Reserve Account, in an aggregate amount, which when added to the outstanding balance of previous indebtedness incurred and outstanding for such purpose, shall not exceed the average amount of the Management Expenses for each Accounting Period during the preceding full 13 Accounting Periods; provided, however, that in the case of
                                      --------  -------
indebtedness incurred pursuant to clause (ii) the payee of such indebtedness shall agree not to assert any remedies with respect to the non-payment thereof so long as the Debt is outstanding or (d) Indebtedness covered by Purchase Money Security Interests, in an aggregate amount not to exceed $1,000,000 outstanding at any time;

     (i) in the case of the Subsidiary, incur any Indebtedness other than in connection with capitalized equipment leases as permitted by the management agreement between the Subsidiary and the Manager;

     (j) enter into any Equipment Lease other than solely with the supplier of the furnishings, fixtures or equipment subject to such lease or sell any such furnishings, fixtures, or equipment to any third party under a "Sale Leaseback" arrangement;

     (k) terminate, amend or modify any Operational Agreements if the same would have an Individual Material Adverse Effect and, in the case of the Subsidiary, terminate, amend or modify any agreement relating to the operation of the Subsidiary Inn to which the Subsidiary is a party if the same would have a Material Adverse Effect on the condition (financial or otherwise), business, prospects, assets, liabilities, management, financial position or results of operations of the Subsidiary Inn;

     (l) (a) maintain, sponsor, contribute to or become obligated to contribute to, or suffer or permit any ERISA Affiliate of the Borrower or the Subsidiary to, maintain, sponsor, contribute to or become obligated to contribute to, any Plan or any Welfare Plan or (b) permit the assets of the Borrower or the Subsidiary to become "plan assets," whether by operation of law or under regulations promulgated under ERISA;

     (m) engage in any transactions with its Affiliates except, on terms at least as favorable to the Borrower or the Subsidiary, as the case may be, as those obtainable from unrelated third parties acting in their own best interests and without duress and which, taken singly or in the aggregate, would not reasonably be expected to have an Individual Material Adverse Effect;

     (n) (A) cancel, release, terminate or surrender the Management Agreement or permit any cancellation, release, termination or surrender thereof or (B) amend, modify or alter the terms of the Management Agreement in any material respect; provided, however, that the Borrower may cancel, release, terminate,
         --------  -------
surrender, amend, modify or alter the Management Agreement in connection with the replacement of the Manager if, before the date on which the Manager ceases to be the Manager of any Inn, (i) the Borrower causes such Inn to come under management by a nationally recognized hotel operator acceptable to the Lender, in the exercise of its reasonable discretion, (ii) such Hotel continues to be part of a comparable nationally recognized hotel system acceptable to the Lender, and (iii) each of the Rating Agencies delivers to the Lender a Rating Comfort Letter;

     (o) take any action in furtherance of, or stating its consent to, approval of, or acquiescence in, any of the acts set forth above;

     (p) permit the General Partner or the Managing Member to amend its Certificate of Incorporation (other than amendments of a ministerial nature that will not have an adverse impact on the Lender, the value of any Property or any of the obligations of the Borrower under this Loan Agreement); or

     (q) In the case of the Borrower, resign or withdraw as a member of the Subsidiary or apply for a decree of judicial disillusion of the Subsidiary under
Section 18-802 of the Delaware Limited Liability Company Act.

     Section V.4       Further Assurances. The Borrower shall execute and
                       ------------------
deliver or cause to be executed and delivered, all such additional instruments, and do, or cause to be done, all such additional acts as (i) may be necessary or proper, to carry out the purposes of this Agreement and to make subject to the Lien of the Security Documents any property intended so to be subject, including, without limitation, the delivery of such instruments and documents, including confirmatory and corrective Mortgages, financing statements and continuation statements under the Uniform Commercial Code of each applicable jurisdiction, and the delivery of such updated mortgagee's title insurance policies or endorsements (or commitments therefor) in favor of the Lender as may be reasonably required to confirm and/or secure continued coverage under the title policies issued to the Lender in respect of the Properties or the Mortgages, including payment of all fees and title insurance premiums required to maintain such continuity of title insurance coverage, (ii) may be necessary or proper to transfer to any assignee of the Lender the estate, powers, instruments and funds held in trust hereunder and to confirm the Security Documents, or (iii) the Lender may reasonably request in connection with the Loan; provided, however, that such instruments shall contain express unconditional exculpations of the Partners and the Borrower's officers, employees or agents and any of their successors or assigns exculpating such Persons from any liability arising under or by reason of their obligations, covenants, representations, warranties and agreements contained in such instruments, subject to the exceptions set forth in the definition of Non-Recourse. If, in connection with the Securitization, the Borrower is required to furnish newly issued title policies with respect to the Properties, the Lender shall bear the cost thereof.


     Section V.5       Representations, Warranties and Covenants of NACC. NACC
                       -------------------------------------------------
represents and warrants to, and agrees with the Borrower, that, as of the Closing Date: (i) it has the power and authority to perform its obligations under this Agreement and the other Transaction Documents, (ii) this Agreement and the other Transaction Documents have been duly authorized, executed and delivered by NACC, and constitute valid and legally binding instruments enforceable against NACC in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law), and (iii) it has such knowledge, sophistication and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Note, is able to bear the economic risk of an investment in the Note and is an "accredited investor" within the meaning of Section 2(15) of the Securities Act and (iv) no part of the Loan shall be deemed "plan assets" within the meaning of ERISA.

     Section V.6       Other.
                       -----

     (a    Neither the Borrower nor any Person acting on behalf of the Borrower has dealt with any broker or any other Person entitled to a fee or commission in connection with the Loan and the Borrower agrees to indemnify and hold NACC and its Affiliates harmless from and against any claims or commissions, finder's fee and other payments, no matter how described, and against any and all costs and expenses including, without limitation, attorneys' fees relating to any such claim.

     (b    Notwithstanding anything in the Management Agreement or the management agreement between the Subsidiary and the Manager to the contrary, the Borrower, the Lender, the Servicer, and the Trustee may disclose information regarding such agreements and the operation of the Inns and the Subsidiary Inn, and provide copies of such agreements and any financial statements or reports delivered by the Manager pursuant to such Agreements or the requirements of
Section 5.2(d) to the Lender, the Trustee and the Servicer or any holder of the Securities, and any counsel to or agents, officers, employees, and representatives of any such Person, and may disclose and describe the terms hereof and thereof in any offering memorandum, prospectus, or registration statement or other filing required under applicable law, provided, however, that
                                                         --------  -------
(i) the Borrower, the Servicer, the Lender, and the Trustee shall implement procedures to restrict the dissemination of information to the holders of the Loan or the Securities concerning revenues per available rooms, Gross Revenues, Operating Profit, and occupancy and room rate statistics of individual Inns to the extent reasonably practicable, giving due regard to the desire of holders of the Securities to have access to such information and to the requirements of applicable securities laws, and (ii) any disclosure of information in any offering memorandum, prospectus, or registration statement or other filing required under applicable law or to any prospective holder of the Securities concerning revenues per available rooms, Gross Revenues, Operating Profit, occupancy and room rate statistics of individual Inns shall be made in a format with no identification as to which information applies to which specific Inn, but which may refer to the Inns on a Property by Property basis under which each Inn is identified by a code and the Inns are grouped by the following regions:
Northern, Carolinas, Other Southeastern, Florida, California, and Southwestern (e.g. an Inn may be identified as "Northern -1"). Notwithstanding the foregoing, any such offering memorandum, prospectus, registration or other filing required under applicable law or given to any prospective holder of the Securities, may include a report dated December 31, 1995 which identifies each Inn (without coding) by specific location, number of rooms, date of opening, appraised value, average occupancy, average daily room rate, and revenue per available rooms, and such other information as is required by applicable securities laws.

     (c    (i          The Borrower shall promptly notify the Lender in writing
of any Triggering Event.

     For the purpose of this subsection (c), "Triggering Event" means the receipt by the Borrower of notice of any claim, investigation, proceeding or litigation from any third party with respect to the Subsidiary Inn relating to or arising from any Environmental Condition (as such term is defined in the Environmental Indemnity Agreement) with respect to the Subsidiary Inn under any Environmental Law, including, without limitation, by any Governmental Authority in which the Borrower or the Subsidiary is identified as a Potentially Responsible Party, as defined by Environmental Laws, with respect to the Subsidiary Inn.

     If a Triggering Event occurs, the Borrower shall provide notice of such Triggering Event within five Business Days of the occurrence thereof and thereafter, written reports to the Lender on a quarterly basis ("Quarterly
                                                                 ---------
Report"). Each Quarterly Report shall contain a detailed description of the
------
Triggering Event, including, without limitation, copies of notices, reports, correspondence and other written material received by or on behalf of the Borrower, a list of other parties involved, the status of the matter, the steps taken by the Borrower to respond to the Governmental Authority, a financial plan and such other information as the Lender reasonably determines to be necessary. The financial plan shall include an estimate of Borrower's liability, if any, to the Governmental Authority in connection with the Triggering Event and a proposed budget to demonstrate how the Borrower intends to satisfy any such liability. In addition, the Borrower shall promptly provide to the Lender notice of any hearing or any other preceding with respect to the foregoing.

     If there is a material change in the litigation or other proceeding as described in the Quarterly Report, the Borrower shall provide an immediate written update to the Lender and a revised financial plan.

     (ii   If the Borrower incurs any liability in connection with the foregoing, it shall satisfy such liability by applying or causing to be applied the following sources of funds in the order indicated: (a) first, the Operating Profit of the Subsidiary (as such term is defined in the management agreement between the Manager and the Subsidiary) after deduction of (y) reasonable reserves established by the Subsidiary in connection with operation of the Subsidiary Inn and (z) Contingent Management Fees (Base) and Contingent Management Fees (IMF) to the Manager pursuant to such management agreement, (b) next, the net sales proceeds, if any, from the sale of the Subsidiary Inn (which sale the Borrower shall cause the Subsidiary to pursue in good faith), (c) next, the Bossier Reserve Account pursuant to the provisions of Section 2.7,

(d) next, an amount equal to the difference between (i) the Operating Profit of the Borrower after deduction of (y) Contingent Management Fees (Base) and Contingent Management Fees (IMF), and Manager Loans repaid, to the Manager pursuant to the Management Agreement and (z) the Borrower's Administrative Expenses (as such term is defined in the Management Agreement) and (ii) the Debt then due and payable, so long as the Debt Service Coverage Ratio as of the date such application is made is not less than 1.25:1, and (e) next, the net sales proceeds, if any, from the sale of one or more of the Properties. If the Subsidiary Inn or any direct or indirect membership interest of the Borrower in the Subsidiary or any interest of the Borrower in the Managing Member is sold prior to such time as the proceeds of such sale are required for the purpose set forth in this clause (ii), the net sales proceeds from such sale shall be maintained by the Servicer in a separate deposit account to be used for such purpose until such time as the Lender determines, in the exercise of its sole discretion, that any such liability is not likely to be incurred by the Borrower.

     (d) The Borrower shall cause the Subsidiary to implement the procedures described in Exhibit K within the time frames set forth on such Exhibit. The
             ---------
Borrower has caused the Subsidiary to establish an environmental reserve account with the Servicer in the aggregate amount of $41,875 to implement such procedures. The Borrower may request the Servicer to disburse amounts in such account to it upon the submission to the Servicer of invoices in the amount requested for work relating to such procedures.


                                  ARTICLE VI

                                SECURITIZATION

     Section VI.1  Securitization. The Borrower and the General Partner shall
                   --------------
use commercially reasonable best efforts to cooperate with NACC in its activities in connection with the sale of the Loan as a whole loan or any securitization of the Loan (the "Securitization"), including obtaining ratings
                                 --------------
by the Rating Agencies. The Securitization will involve the issuance of rated single- or multi-class securities secured by or evidencing ownership interests in the Transaction Documents (the "Securities"). Such cooperation shall include,
                                   ----------
without limitation, the obligation to:

     (a   maintain the ownership of the Properties in an entity that permits the
Borrower to comply with its obligations under clauses (w) and (y) of Section
5.2;

     (b   to the extent permitted under its existing partnership agreement without the consent of its limited partners, structure and maintain the organizational, operational and financial affairs of the Borrower and the General Partner, (collectively, the "Entities") to enable its counsel to render
                                     --------
a reasoned opinion if requested by the Rating Agencies in form and substance customary or required for rating the Securities (the "Substantive Consolidation
                                                      -------------------------
Opinion") that upon a petition for bankruptcy under the United States Bankruptcy
--------
Code, neither Host Marriott as a debtor in possession nor its bankruptcy trustees nor creditors should cause a court to order the substantive consolidation of the assets and liabilities of the General Partner or the Borrower with those of Host Marriott, which counsel and which opinion shall be satisfactory to NACC and the Rating Agencies;

     (c   provide such financial and other information with respect to each
Property, the Borrower, the Subsidiary and, if such information is reasonably available to the Borrower, the Manager, as may be requested by the Rating Agencies or as may be reasonably requested by NACC, including, without limitation, audits or agreed-upon procedures of operating cash flow and Net Operating Income on an individual and aggregate Property basis, occupancy statistics, and average rents and quarterly and annual financial statements for each Property (reviewed and in the case of annual financial statements audited) by a firm of certified public accountants acceptable to NACC and the Rating Agencies to the extent customarily given in similar transactions;

     (d   prepare and deliver such agreements and instruments relating to the
Note, the Securities, the Properties and the Entities, including (A) agreements to indemnify the Rating Agencies, NACC and any servicer or trustee, to the extent customarily given in commercial mortgage-backed securities transactions, and (B) amendments of any of the Transaction Documents" that are necessary to effect the Securitization, in form and scope satisfactory to the Rating Agencies and reasonably satisfactory to NACC;

     (e   perform or permit to be performed such appraisals, surveys, site inspections, market studies, current environmental reviews and reports (Phase I's, including, without limitation, testing for asbestos, lead paint or radon gas and Phase II's and other environmental investigations recommended by environmental consultants), structural engineering reports (which shall include an analysis of requirements for deferred maintenance and ongoing capital expenditure and furniture, fixtures and equipment reserve requirements), reviews of property, casualty, business interruption, earthquake, flood, liability and title insurance and other due diligence items customarily requested by nationally recognized underwriters in connection with the origination and securitization of comparably sized commercial real estate loans or by the Rating Agencies in connection with rating the Loan or the Securities; provided, however, NACC shall use its best efforts to limit the circumstances
--------  -------
under which the Borrower or the General Partner will be required to duplicate its efforts or third party costs in complying with its obligations under this clause (e);

     (f) provide business plans and budgets relating to the Properties as may be requested by the Rating Agencies;

     (g) cause counsel to render opinions (which may be reasoned opinions) with respect to the Properties, the Entities, and the Transaction Documents as to bankruptcy remoteness and other matters customary in securitization transactions, which may be requested by the Rating Agencies in form and substance customary or required for Rating the Securities which counsel and which opinion shall be satisfactory to the Rating Agencies and reasonably satisfactory to NACC; provided, however, that if the Rating Agencies request
                      --------  -------
opinions subsequent to the Closing Date in connection with the Securitization that are materially different from the opinions delivered on the Closing Date, the Lender shall bear the fees and expenses incurred by counsel in rendering such opinions

     (h) make such representations and warranties with respect to the Properties, the Entities, and the Transaction Documents as are customary in securitization transactions and as may be requested by the Rating Agencies and reasonably requested by NACC and consistent with the facts covered by such representations and warranties as they exist on the date thereof, including the representations and warranties made in the Transaction Documents;

     (i) cooperate with the Lender in providing to the Rating Agencies such information as is customarily provided in connection with annual reviews conducted in commercial mortgage backed securities transactions similar to the Securitization;

     (j) cooperate with NACC in the preparation, at NACC's cost, of a private placement memorandum, prospectus, prospectus supplement or other disclosure document to be used by NSI or any of its Affiliates to privately place or publicly distribute the Loan as a whole loan or the Securities in a manner and to the extent that the same satisfy the requirements of the Securities Act and applicable state securities laws; and

     (k) subject to the provisions of Section 5.6(B), permit NACC to provide to the Rating Agencies, potential investors in the Securities and others as may be required to effect the Securitization or the sale of the Loan as a whole loan, the information provided to NACC by the Borrower and the Manager and their respective Affiliates in connection with the transactions contemplated by this Agreement.

     Any and all due diligence materials (including without limitation appraisals, engineering reports and environmental reports) shall be addressed to and shall run to the benefit of NACC and its successors and assigns, the Rating Agencies and the Borrower, and shall, upon delivery, become the property of NACC, its successors and assigns and the Borrower.

                               ARTICLE  VII

                 PAYMENT OF FEES AND EXPENSES; INDEMNIFICATION

     Section VII.1  Fees and Expenses.
                    -----------------

     (a) The Borrower shall pay or reimburse NACC and after the Securitization, NACC and the Lender, on demand, without set-off, withholding or deduction, for the payment of all of the reasonable fees, costs and expenses incurred by NACC in connection with the underwriting, negotiation, documentation and closing of the Loan, including, without limitation, the finder's fee due to Nomura Securities International, Inc. ("NSI") as provided for in that certain Finder's
                                 ---
Fee Agreement, dated December 8, 1995, between the Borrower and NSI, and the fees, costs and expenses of the following:

          (i) title insurance, transfer taxes (if any), mortgage taxes and recording fees;

          (ii)  counsel and local counsel to the Borrower;

          (iii) counsel and local counsel to NACC, which shall be reasonable;

          (iv) due diligence activities of NACC including, without limitation, auditors, lien searches, surveys, appraisals, environmental reports, engineering reports, insurance reviews and site inspections;

          (v) bank charges relating to the operation of the Lockbox Account, the Capital Expenditure and FF&E Reserve Account, the Tax and Insurance Account, the Cash Collateral Account, and the Operating Account; and

          (vi) initial and ongoing activity of any special servicer incurred as a result of an Event of Default; and

          (vii) the Rating Agencies (for the annual ratings reviews).

     (b) The Lender shall pay the initial and regular ongoing fees of the Servicer and the Trustee.

     (c) The Borrower has provided $400,000 to NACC for deposit in an interest bearing account (the "Expense Deposit") for the payment of the fees, costs and
                      ---------------
expenses payable by the Borrower described in Section 7.1(a). If any portion of the Expense Deposit remains after payment of such fees, costs and expenses, NACC shall pay such portion to the Borrower within 30 days after the closing of the Loan. The establishment of the Expense Deposit shall not limit the Borrower's obligations to pay the fees, costs and expenses described in Section 7.1(a).


     Section VII.2  Indemnification.
                    ---------------

     (a) The Borrower, for itself and all those claiming under or through the Borrower, to the fullest extent permitted by law, hereby releases and shall defend, hold harmless and indemnify NACC and after the Securitization, NACC and the Lender, and its respective directors, officers, agents and employees, (together, the "Indemnified Parties") from and against any and all liabilities,
                -------------------
claims, charges, losses, expenses or damages of any kind or nature, including reasonable attorneys' fees and disbursements, which may arise in connection with
(i) the performance or non-performance by the Borrower of any of the Transaction Documents, or the operation of the Properties by the Borrower and (ii) any breach or failure by the Borrower to comply with any representation, warranty or covenant made by the Borrower herein or in any other document furnished by the Borrower in connection with the transactions contemplated by the Transaction Documents, except to the extent caused by the willful acts or omissions,the gross negligence or bad faith of any Indemnified Party. It is understood that if the Borrower performs its obligations set forth in the Transaction Documents strictly in accordance with the terms and provisions thereof, the provisions of clause (i) of the foregoing sentence in so far as they relate to the "performance... by the Borrower of any of the Transaction Documents, shall not be applicable. The Borrower shall appear in and defend any Action that might in any way in the good faith judgment of the Lender affect the value of the Properties, the title to the Properties, the priority of the Mortgages or the rights and powers of the Lender. Any sums due under this Section 7.2 shall be payable by the Borrower within 10 days of demand therefor with evidence of the amount due and, if not paid within such 10-day period, shall bear interest from the date of demand to the date of payment at the Default Rate (as defined in the Note). The Borrower shall pay the cost of suit, cost of evidence of title and reasonable attorneys' fees and disbursements in any Action brought by the Lender to foreclose any Mortgage, including trial and any appeal with respect to any such Action.

     (b    The Borrower hereby indemnifies and holds NACC and its controlling persons and Affiliates, including, without limitation, NSI, harmless against all costs, expenses and damages incurred by NACC and its controlling persons and affiliates (including, without limitation, all liabilities under all applicable federal and state securities laws) as a direct result of any untrue statement of a material fact contained in the offering documents used in connection with the Securitization based on information provided by the Borrower or the Manager, which describes the Borrower or the Manager, the Properties (and the management thereof) or any aspect of the Loan or the parties directly involved therein, or as a result of any untrue statement of a material fact in any of the financial statements of the Borrower or the Manager incorporated into such offering documents or the failure to include in such financial statements or in such offering documents any material fact relating to the Borrower or the Manager, the Properties (and the management thereof) and any aspect of the Loan necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Borrower shall have had an opportunity to review, comment on and approve the relevant portions of such offering documents. The Borrower shall act reasonably and promptly in connection with its approval of the relevant portions of the offering documents. The Borrower shall not indemnify NACC for any cost, expense or damage incurred as a result of the inclusion of any erroneous or misleading information in such offering documents, or the omission of material information from the offering documents, provided that the Borrower or its counsel shall have previously indicated to NACC or its counsel the erroneous or misleading nature of such information or the omission of material information, as the case may be. At the time of the use of such offering documents, NACC shall execute and deliver to the Borrower an instrument (in form and substance reasonably satisfactory to the Borrower) indemnifying and holding each of the Borrower, the General Partner (and the officers and directors thereof), and its agents and employees harmless against all costs, expenses and damages (other than costs and expenses specifically agreed by the Borrower to be borne by it) incurred by them (including, without limitation, all liabilities under all applicable federal and state securities laws) caused by and directly relating to the offering described in such Offering Documents; provided, however, that such indemnification shall not apply if any such costs, expenses or damages arise out of or are based upon an untrue statement of a material fact or an omission to state a material fact in such offering documents or in the Borrower's financial statements for which the Borrower is providing indemnification as provided above.

     (c) The obligations of the Borrower under this Section 7.2 shall survive termination of this Agreement.


                                 ARTICLE VIII

                                   IMMUNITY

     Section VIII.1  Partners, Employees and Agents of the Borrower Immune from
                     ----------------------------------------------------------
Liability.  Notwithstanding anything to the contrary herein, including, without
---------
limitation, Article Seven, the obligations under each Transaction Document shall be Non-Recourse.

                                 ARTICLE IX

                           MISCELLANEOUS PROVISIONS

     Section IX.1  Notices. All notices, requests, demands, consents, reports or
     -------
other communications, including, without limitation, a tender of a cure pursuant to Section 4.1B, to or upon the respective parties hereto shall be in writing and be deemed to have been duly given or made when received, addressed to the party to which such notice, request, demand or other communication is being given at its address set forth below, or at such other address as any of the parties hereto may hereafter notify the others by notice given hereunder:

             If to NACC:

           Nomura Asset Capital Corporation
           2 World Financial Center, Building B
           New York, New York  10281
           Attention:  Daniel S. Abrams, Director
           Telecopier:  (212) 667-1022

           With a copy to:

           Rosenman & Colin LLP
           575 Madison Avenue
           New York, New York  10022
           Attention:  Robert I. Fisher, Esq.
           Telecopier:  (212) 940-8776

           and:


           Nomura Asset Capital Corporation
           2 World Financial Center, Building B
           New York, New York  10281
           Attention:  Sheryl McAfee
           Telecopier:  (212) 667-1206

           If to the Borrower:

           Marriott Residence Inn II Limited Partnership
           c/o Host Marriott Corporation
           10400 Fernwood Road
           Bethesda, Maryland  20817
           Attention:  Law Department 923/Assistant General Counsel,
                Asset Management
           Telecopier:  (301) 380-6332

           With a copy to:

           Marriott Residence Inn II Limited Partnership
           c/o Host Marriott Corporation
           10400 Fernwood Road
           Bethesda, Maryland  20817
           Attention:  Lodging Partnerships Department 908
           Telecopier:  (301) 380-8260

     Evidence of such receipt shall include personal delivery, electronic confirmation (hard copy to be sent by regular mail) and the failure to accept a communication sent by registered or certified U.S. mail, postage prepaid.

     Section IX.2  Benefit of Agreement.  This Agreement shall be binding upon,
                   --------------------
inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the consent of the Lender which may be withheld in the sole discretion of the Lender. Except as expressly provided otherwise in the Agreement, any such assignment or transfer shall not release the Borrower from any obligations or liabilities hereunder. The Lender's interests under the Transaction Documents shall be freely assignable and transferrable. No party other than the parties hereto and their permitted assigns shall be deemed to have any benefits or obligations under this Agreement.

     Section IX.3  Governing Law.  This Agreement and the rights and obligations
                   -------------
of the parties under the Transaction Documents (except for the Mortgages and the assignments of leases, rents and profits, dated the Closing Date, from the Borrower to the Lender which shall be governed by the jurisdiction in which the Property covered thereby is located) shall be governed by the internal laws of the State of New York.

     Section IX.4  Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     Section IX.5  Index, Descriptive Headings.  The Index to this Agreement and
                   ---------------------------
the descriptive headings of the several Sections and Articles of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. In the preparation of the Transaction Documents indistinguishable contributions were made by representatives of both NACC and the Borrower, and each of the Lender and the Borrower waives any and all rights, either at law or in equity, to have the provisions of any Transaction Document interpreted in favor of one over the other based on a claim that representatives of one or the other were the principal draftsmen thereof.

     Section IX.6  Amendment or Waiver; Integration.  No provision of this
                   --------------------------------
Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. This Agreement and the other Transaction Documents set forth the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof, and supersede any and all prior agreements and understandings of the parties hereto with respect to the subject matter hereof and thereof including, without limitation, that certain Finder's Fee Agreement and Commitment Letter, each of which is dated December 8, 1995 and is between the Borrower and NACC or NSI, which prior agreements and understandings are terminated in all respects.

     Section IX.7  Survival of Representations and Warranties; Reliance.  All
                   ----------------------------------------------------
representations and warranties contained in this Agreement and the indemnification provisions hereof shall survive the execution and delivery of this Agreement, the making of the Loan and shall be considered to have been relied upon by the Lender regardless of any investigation made by or on behalf of it.

     Section IX.8  Returned Payments.   If after receipt of any payment of all
                   -----------------
or any part of the Debt, the Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, an impermissible set-off, a diversion of trust funds or for any other reason, this Agreement shall continue in full force, and the Borrower shall be liable to, and shall indemnify and hold the Lender harmless for, the amount of such payment surrendered until the Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

     SECTION IX.9  JURISDICTION AND SERVICE; WAIVER OF JURY TRIAL.  EACH OF THE
                   ----------------------------------------------
GENERAL PARTNER AND THE BORROWER HEREBY (I) IRREVOCABLY CONSENTS AND SUBMITS ITSELF AND ACKNOWLEDGES AND RECOGNIZES THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ANY ACTION

ARISING OUT OF, UNDER, OR IN CONNECTION WITH, RELATING TO, OR BASED UPON ANY TRANSACTION DOCUMENT OR THE SUBJECT MATTER THEREOF, (II) AGREES THAT SUCH COURTS SHALL BE THE SOLE AND EXCLUSIVE COURTS AND FORUMS FOR THE PURPOSE OF ANY SUCH ACTION AND (III) WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, ANY CLAIM THAT SUCH COURTS DO NOT HAVE JURISDICTION OVER IT OR THAT SUCH ACTION IS BROUGHT IN AN INCONVENIENT FORUM; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL LIMIT, IN ANY MANNER, THE RIGHT OF NACC TO INSTITUTE OR TAKE ANY ACTION IN ANY COURT IN ANY JURISDICTION FOR THE PURPOSE OF PROTECTING, PRESERVING OR REALIZING UPON ANY COLLATERAL, IF ANY, SECURING THE DEBT OR ENFORCING ANY JUDGMENT OBTAINED BY IT IN CONNECTION WITH ANY TRANSACTION DOCUMENT OR THE SUBJECT MATTER THEREOF. EACH OF THE GENERAL PARTNER, THE BORROWER AND NACC HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF, UNDER, OR IN CONNECTION WITH, RELATING TO, OR BASED UPON ANY TRANSACTION DOCUMENT OR THE SUBJECT MATTER THEREOF, AND AGREES THAT PROCESS IN ANY SUCH ACTION, IN ADDITION TO ANY OTHER METHOD PERMITTED BY LAW, MAY BE SERVED UPON IT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE GENERAL PARTNER OR THE BORROWER OR NACC AT THE ADDRESS SET FORTH IN SECTION
9.1 OR AT SUCH OTHER ADDRESS AS THE GENERAL PARTNER OR THE BORROWER OR NACC MAY DESIGNATE BY NOTICE, AND SUCH SERVICE SHALL BE DEEMED EFFECTIVE AS IF PERSONAL SERVICE HAD BEEN MADE UPON IT WITHIN NEW YORK COUNTY.


     Section IX.10  Enforceability.  Any provision of this Agreement which is
                    --------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Borrower hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.


     Section IX.11  Conflicting Terms.  In the event of any direct conflict
                    -----------------
between any provision of this Agreement and any provision of any other Transaction Document, this Agreement shall govern; provided, however, that (a) notwithstanding the foregoing, the remedies contained in the Mortgages and any other Transaction Document shall govern in the event of any direct conflict with any remedy contained in this Agreement, and (b) the parties intend that the terms and provisions of each of the Transaction Documents be given full effect, and, accordingly, the provisions of the other

Transaction Documents, to the fullest extent possible, shall be construed to be additional and supplementary to, and not in conflict with or in derogation of, the provisions of this Agreement.


     Section IX.12  Relationship of Parties.  The relationship of
                    -----------------------
the Borrower to the Lender is strictly and solely that of borrower and lender and mortgagor and mortgagee and nothing contained in any Transaction Document is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between the Borrower and the Lender other than as borrower and lender and mortgagor and mortgagee. The Borrower acknowledges that (a) NACC engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of the Borrower or its Affiliates, (b) it is represented by competent counsel and has consulted counsel before executing this Agreement and (c) it shall rely solely on its own judgement and advisors in entering into the transactions contemplated hereby without relying in any manner on any statements, representations or recommendations of NACC or any Affiliate of NACC except as set forth in Section 5.6.

            (Signature page follows)

IN WITNESS WHEREOF, each of the Borrower and NACC has caused this Agreement to be signed and delivered, all as of the day and year first above written.


                                       NOMURA ASSET CAPITAL CORPORATION



                                       By:
                                           ---------------------------------
                                           Daniel S. Abrams
                                           Director


                                       MARRIOTT RESIDENCE INN II LIMITED
                                       PARTNERSHIP

                                       By: Marriott RIBM Two Corporation,
                                           General Partner


                                           By:
                                               -----------------------------
                                               Bruce D. Wardinski
                                               Vice President

                                                   EXHIBIT 10.3


                                                                     EXHIBIT B


                           CASH MANAGEMENT PROCEDURES


         Capitalized terms used in this Exhibit and not defined herein shall have the meanings ascribed to them in Schedule I hereto and if not defined therein, in the Management Agreement.

                  1.  Deposit of Funds into Accounts: Phase--In of Procedures

                  1.1 All Gross Revenues from and after the Closing Date (other than any Gross Revenues deposited into the Local Accounts) shall be deposited into the Manager's Account within one full Business Day after receipt thereof and identification as belonging to the Borrower (or, at such time as the procedures described in Section 7 hereof become applicable, into the Lockbox Account), other than customary amounts of petty cash held at each Property, and shall be applied only for such purposes and in such manner as set forth in this Exhibit. All Condemnation Proceeds and Insurance Proceeds received after the Closing Date shall be deposited in the accounts specified herein and applied for such purposes and in such manner as set forth in this Exhibit.

                  1.2 The obligations of the Borrower and the Manager to follow the procedures set forth in this Exhibit shall be phased in during the period of up to 120 days after the Closing Date (the "Phase-In Period") as follows:
                                            ---------------
                      (i)  Within fifteen Business Days after the Closing
         Date, the Manager shall establish a segregated account in the name of the Manager or MII for which separate accounting of deposits and withdrawals shall be maintained (such account, including any supplements thereto or replacements thereof, the "Manager's Account").
                                                           -----------------
         The Manager's Account shall be established and maintained either as an Eligible Account or, for so long as the central cash management system of MII is maintained at Mellon Bank, as a segregated account at Mellon Bank. The Manager's Account may be a subaccount of MII's cash management system (the "Master Account") maintained for various hotels
                                 --------------
         and other properties managed by MII and its subsidiaries.

                      (ii) From and after the Closing Date, the Manager
         will notify third parties from whom the Borrower has accounts receivable, including, without limitation, credit card companies (but not including guests who pay by cash or check at an Inn) ("Third Party
                                                                    -----------
         Payors") in their billing statements or otherwise that all payments
         ------
         owing to the Borrower thereafter should be sent either to the Manager's Account (unless and until such payments are required to be sent to the Lockbox Account pursuant to Section 7 below) or to the Manager for deposit in a Local Account; provided, however, that credit card
                                     --------  -------
         companies will be notified that all payments should be sent only to the Manager's Account. With regard to those Third Party Payors for which it is not feasible to redirect their next scheduled payments to the Manager's Account, including certain credit card companies, the Manager will work diligently with such Third Party Payors to enable them to send their payments to the Manager's Account at the earliest reasonably practicable date but not later than the end of the 120 day period referred to above. Within 60 days after the Closing Date, the Manager will deliver a report to the Borrower, which shall provide copies thereof to the Lender or, if the Securitization has been effected, to NACC, the Lender and each Rating Agency, regarding the status of the transition to the new cash management procedures, and upon the request of the Lender or, if the Securitization has been effected, the Lender or a Rating Agency, shall provide up to two additional reports (no more frequently than 30 days after the prior report) regarding the status thereof.

                      (iii) The Manager will cause all Gross Revenues received by the Manager to be deposited within one Business Day after receipt thereof and identification as belonging to the Borrower, into the Manager's Account or into a Local Account in accordance with the procedures described in Section 3 below. Notwithstanding the foregoing, during the Phase-In Period, Gross Revenues received in the Master Account may be retained there and applied to the payment of operating expenses and remittance to the Borrower, as described in Section 2 hereof. Following the Phase-In Period, Gross Revenues received in the Master Account will be deposited into the Manager's Account within one full Business Day after the receipt thereof and identification as belonging to the Borrower.

                  2. Manager's Account; Payments of Operating Expenses; Remittance to the Borrower

                  2.1 Subject to the special provisions applicable during the Phase-In Period, as set forth in Section 1.2 hereof, the Manager shall deposit into the Manager's Account, within one full Business Day after the receipt thereof and identification as belonging to the Borrower, all Gross Revenues received by the Manager, other than Gross Revenues deposited in a Local Account and customary amounts of petty cash held at each Property, and shall direct all Third Party Payors (other than guests who pay by cash or check at an Inn) to send their payments with respect to the Borrower directly to the Manager's Account or to the Manager for deposit into a Local Account. As noted above, payments from credit card companies will be sent only to the Manager's Account.

                  2.2 The Manager's Account will be controlled by the Manager or MII. Funds on deposit in the Manager's Account shall not be commingled with funds related to any other properties owned or managed by the Manager or any Person other than the Borrower. Until such time as the procedures described in
Section 7 hereof become applicable, the Manager will be free, at any time and from time to time, to transfer funds from the Manager's Account into the Master Account in accordance with the Manager's and MII's customary cash management practices and commingle such transferred funds with other funds held in the Master Account.

                  2.3 From and after the Closing Date, and until such time as the procedures described in Section 7 hereof become applicable, the Manager shall make disbursements on behalf of the Borrower from funds on deposit in the Manager's Account, the Local Accounts and the Master Account, or from petty cash at the Properties, to pay Management Expenses (i.e. "Deductions," as such term
                                                     ----------
is defined in the Management Agreement) and to make deposits into the Capital Expenditure and FF&E Reserve Account.

                  2.4 Unless Section 6.4 applies, commencing with the Accounting Period that begins on March 23, 1996, on the last Business Day of the third week of each Accounting Period (each such day, an "Operating Profit Payment Date")
                                              -----------------------------
the Manager will transfer cash (with the first of such transfers to take place on April 11, 1996) from the Manager's Account or the Master Account, by federal wire, automated clearing house funds, or other transfer of next-day available funds, to the Cash Collateral Account; provided, however, that any such transfer
                                       --------  -------
made within five days prior to a Debt Service Payment Date shall be made by federal wire of immediately available funds. The amount of cash transferred on such Business Day will be equal to the Operating Profit for the immediately preceding Accounting Period. On or before the last Business Day of the fourth week in each Accounting Period, the Borrower will provide to the Lender a statement setting forth the calculation for the amount of Operating Profit transferred to the Cash Collateral Account with respect to the immediately preceding Accounting Period and certifying that the correct amount has been transferred.

                  3.  Local Accounts

                  The Manager shall be entitled to establish, from time to time, segregated accounts in the name of the Manager or the name under which an individual Property operates, which are not required to be Eligible Accounts, at financial institutions located in the vicinity of individual Properties or the Manager's principal business offices (each a "Local Account"), solely for the
                                              -------------
purpose of (i) receiving deposits of Gross Revenues, other than payments from credit card companies, received by the Manager and (ii) paying certain operating expenses for such Properties that, in the ordinary course of the Manager's business, are customarily paid from such Local Accounts. Funds on deposit in the Local Accounts shall not be commingled with funds related to any other properties owned or managed by the Manager or any Person other than the Borrower. At least twice each week, the Manager shall transfer, by federal wire, automated clearing house funds, or other transfer of next-day available funds, into the Manager's Account or, if the procedures described in Section 7 hereof are then applicable, into the Lockbox Account, all available funds held on deposit in each Local Account, less amounts required to pay Property operating expenses previously incurred that in the ordinary course of the Manager's business are customarily paid from such Local Accounts, not previously reserved for, plus an amount to be held as petty cash or as a reserve for operating expenses not yet incurred that are customarily paid out of the Local Accounts; provided, however, that the aggregate amount of such petty cash and reserves for
--------  -------
the Local Account for each Property shall not exceed $25,000 (subject to adjustment at the end of each Fiscal Year for increases in the CPI since the end of the preceding Fiscal Year) and for all of the Local Accounts shall not exceed $375,000 (subject to such adjustment and reduction by $15,000 for each Property that is sold or otherwise released from the applicable Mortgage) after giving effect to all transfers made from the Local Accounts on any day.

                  4.  Cash Collateral Account

                  4.1 On or before the Closing Date, the Servicer shall establish and maintain one or more segregated accounts in the name of the Servicer on behalf of the Lender (collectively the "Cash Collateral Account"),
                                                    -----------------------
which must be Eligible Accounts, into which all amounts received by the Servicer from the Manager's Account, the Master Account, the Operating Account, and the Lockbox Account, as applicable, and all other funds of the Borrower (other than funds held in the Capital Expenditure and FF&E Reserve Account) held as security for the Loan shall be deposited.

                  4.2 From time to time, the Servicer will establish one or more segregated subaccounts of the Cash Collateral Account into which (a) Insurance Proceeds held by the Lender in accordance with Section 13 of the Mortgages, the text of which is set forth in Schedule II hereto, shall be deposited, (b) certain payments of Condemnation Proceeds held by the Lender pursuant to Section 14 of the Mortgages, the text of which is set forth in Schedule II hereto, shall be deposited, (c) the tax and insurance escrows required by Section 6 hereof shall be deposited and (d) the amounts in the Borrower Debt Service Reserve Account required by the provisions of these Cash Management Procedures shall be deposited. All Condemnation Proceeds and Insurance Proceeds (except Condemnation Proceeds and Insurance Proceeds that the Borrower is permitted to retain under the terms of the applicable Mortgage) will be deposited into the appropriate subaccount to be disbursed by the Servicer in the manner contemplated by the applicable Mortgage.

                  4.3 On each Debt Service Payment Date prior to the Optional Prepayment Date, unless the procedures set forth in Section 7 apply, withdrawals from the Cash Collateral Account (excluding amounts held in escrow, reserve, or other subaccounts, which shall be withdrawn and applied solely for the purposes for which such subaccounts are maintained) shall be made by the Servicer only for the following purposes and in the following order of priority:

                  (A) (i) if the Securitization has been effected, to transfer funds to the Collection Account (as such term is defined in the Pooling and Servicing Agreement used in the Securitization) in the amount needed (y) to pay the fees, costs and expenses (together, the "Servicing Expenses") to be paid or reimbursed
                                  ------------------
         by the Borrower pursuant to the provisions of clauses (v) and (vi) of
         Section 7.1(a) of the Loan Agreement, the text of which is set forth in
         Schedule II hereto, to the parties entitled thereto and (z) to the extent that the payments called for under this clause (i) have not been received by the Servicer from or with respect to U.S. Obligations held by the Servicer in accordance with the provisions of Section 2.3 of the Loan Agreement, the text of which is set forth in Schedule II hereto (the "U.S. Obligations"), (a) first, to the payment of the interest at
               ----------------
         the Base Rate and/or Default Rate, as applicable, then due and payable under the Note, (b) next, to the Principal Payment then due and payable under the Note, and (c) next, to the payment of any other Debt then due and payable to the Lender (Items (a) and (b) hereinafter, the "Monthly
                                                                        -------
         Debt Service Payment");
         --------------------

                      (ii) if the Securitization has not been effected, (y) to pay the Servicing Expenses and (z) to the extent that the payments called for under this clause (ii) have not been received by the Servicer from or with respect to U.S. Obligations, (a) first, to make the Monthly Debt Service Payment and (b) next, to the payment of any other Debt then due and payable to the Lender;

                  (B) if required under the terms of Section 6 hereof, to transfer amounts necessary to fund the escrow accounts maintained by the Servicer thereunder for real estate taxes and insurance premiums, as subaccounts of the Cash Collateral Account;

                  (C) commencing on April 11, 1997, to fund any shortfall in the Borrower Debt Service Reserve Account in the amount required under
         Section 5.1;

                  (D) to fund any shortfall in the Capital Expenditure and FF&E Reserve Account in accordance with Section 8.2; and

                  (E) to remit to the Manager any funds in the Cash Collateral Account (other than the amounts described in (A) through (D) above and Insurance Proceeds or Condemnation Proceeds required to be held for payment of the expenses of restoration or repair of a Property in accordance with Sections 13 and 14 of the Mortgages (the "Excluded
                                                                   --------
         Amounts"), as set forth in Schedule II), to which the Manager is
         -------
         entitled pursuant to the provisions of the Management Agreement; and

                  (F) subject to Section 6.5, so long as no Event of Default has occurred and is continuing, to remit to the Borrower any funds remaining in the Cash Collateral Account other than the Excluded Amounts.

         In making the distribution specified in clause (D) and (E) above, the Servicer shall be entitled to rely conclusively on written instructions that the Manager shall provide (with copies to the Borrower) as to the amounts to be paid and compliance with the provisions of the documents named therein. In making the distributions specified in clause (F) above, the Servicer shall be entitled to rely on information provided to it by the Manager (with copies to the Borrower). The Servicer shall have no duty to recompute, recalculate, or verify the data contained in such instructions or information and shall incur no liability to the Borrower or the Manager if the Servicer disburses funds in accordance therewith.

                  4.4 Until the Note has been Paid In Full, unless the procedures set forth in Section 7 apply, on the Optional Prepayment Date, and each other Debt Service Payment Date thereafter, withdrawals from the Cash Collateral Account (excluding amounts held in escrow, reserve, or other subaccounts, which shall be withdrawn and applied solely for the purposes for which such subaccounts are maintained) shall be made by the Servicer only for the following purposes and in the following order of priority on each Debt Service Payment Date:

                  (A) (i) if the Securitization has been effected, to transfer funds to the Collection Account (as such term is defined in the Pooling and Services Agreement used in the Securitization) in the amount needed to pay (x) the Servicing Expenses, (y) next, the Monthly Debt Service Payment and (z) next, any other Debt then due and payable to the Lender (other than pursuant to the provision of clause (F) below);

                      (ii) if the Securitization has not been effected, to pay (x) the Servicing Expenses, (y) next, the Monthly Debt Service Payment and (z) next, any other Debt then due and payable to the Lender (other than pursuant to the provision of clause (F) below);

                  (B) if required under the terms of Section 6 hereof, to transfer amounts necessary to fund the escrow accounts maintained by the Servicer thereunder for real estate taxes and insurance premiums, as subaccounts of the Cash Collateral Account;

                  (C) to fund any shortfall in the Borrower Debt Service Reserve Account in the amount required under Section 5.1;

                  (D) to fund any shortfall in the Capital Expenditure and FF&E Reserve Account in accordance with Section 8.2: and

                  (E) to the Manager, to be applied to (i) repayment of each Manager Loan and accrued interest thereon; provided, however, that for such
                                           --------
purpose the principal balance of each Manager Loan shall be amortized on a five year straight line basis, from the later of (x) the date funds are advanced or
(y) the Optional Prepayment Date, and (ii) payment of Incentive Management Fees earned in the then current Fiscal Year;

                  (F) subject to the provisions of Section 6.5, to the extent of Excess Cash Flow for each of the Operating Profit Payment Dates occurring during the period from and including the eleventh (11th) day of the calendar month immediately preceding such Debt Service Payment Date to the tenth (10th) day of the calendar month in which such Debt Service Payment Date occurs, (A) first, to prepayment of each Principal Payment required to be made on each Debt Service Payment Date in inverse order of maturity until the principal of the Note has been paid in full, and (B) next, to payment of the difference, if any, between
(y) the sum of (i) interest accrued and unpaid on the Note calculated at the Adjusted Rate and (ii) interest on such accrued and unpaid amount at the Adjusted Rate and (z) interest at the Base Rate paid on each Debt Service Payment Date pursuant to subsection (A) of this section 4.4.

         In making the distributions and payments specified in clauses (D) and
(E) above, the Servicer shall be entitled to rely conclusively on written instructions that the Manager shall provide (with copies to the Borrower) as to the amounts to be paid and compliance with the provisions of the documents named therein. In making the distribution specified in clause (F) above, the Servicer shall be entitled to rely on information provided to it by the Manager (with copies to the Borrower). The Servicer shall have no duty to recompute, recalculate, or verify the data contained in such instructions or information and shall incur no liability to the Borrower or the Manager if the Servicer disburses funds in accordance therewith.

                  5.  Debt Service Reserve Account

                  5.1 The Servicer shall maintain, as a sub-account of the Cash Collateral Account, an account (the "Borrower Debt Service Reserve Account") to
                                     -------------------------------------
be used by the Servicer to pay Monthly Debt Service Payments, if the amounts available from Operating Profit transmitted by the Manager to the Servicer pursuant to the provisions of Section 2.4, Section 6.4 and Section 7.8.2 are insufficient for such payments. The Borrower shall deposit in the Borrower Debt Service Reserve Account an amount equal to two months' Monthly Debt Service Payments in 12 approximately equal consecutive monthly installments commencing on April 11, 1996 and on each Debt Service Payment Date thereafter until the Borrower Debt Service Reserve Account contains $2,321,056.02. Thereafter, the Borrower Debt Service Reserve Account shall be funded in accordance with the provisions set forth in Sections 4.3(C), 4.4(C) and 7.8.1 to an amount equal to twice the Monthly Debt Service Payments in effect from time to time.

                  5.2 The Servicer will maintain an account (the "NACC Debt
                                                                  ---------
Service Reserve Account") pursuant to the provisions of that certain Letter
-----------------------
Agreement, dated as of the date hereof, among the Borrower, NACC and the Servicer. The NACC Debt Service Reserve Account shall be used by the Servicer to pay Monthly Debt Service Payments if the amounts available from (i) Operating Profit transmitted by the Manager to the Servicer pursuant to the provisions of Sections 2.4, 6.4 and 7.8.2 and (ii) amounts contained in the Borrower Debt Service Reserve Account are insufficient for such payments.

                  6.  Single Downgrade Procedures

         The procedures set forth in this Section 6, in addition to the other procedures set forth in this Exhibit (other than those set forth in Section 7 hereof), shall apply during each period, if any, from time to time, beginning with the first day of the first full Accounting Period following such time as
(a) the long-term senior unsecured debt of MII (the "MII Debt") is rated BBB+ by
                                                     --------
S&P, unless a Lockbox Event occurs, in which event the procedures in Section 7 hereof shall apply, and (b) the Servicer delivers a notice to the Manager and the Borrower that such procedures are in effect. The Borrower will notify the Servicer and the Lender promptly after becoming aware of the event described above.

                  6.1 The Servicer will maintain escrow accounts, as subaccounts of the Cash Collateral Account, for payments of the next succeeding payments of all insurance premiums (including property, liability, and other insurance, but not including workers compensation insurance) and real estate taxes coming due for each Property. The escrow accounts will be funded (i) upon commencement of these procedures, by transfers from the Manager's Account and/or the Master Account to the Cash Collateral Account of amounts previously deducted by the Manager for payment of future insurance premiums and real estate taxes for the Properties, but not expended and, (ii) thereafter, from cash in the Cash Collateral Account on each Debt Service Payment Date in accordance with Section
4.3 hereof, such that the balance in each escrow account is equal, with respect to each tax payment or insurance premium owing with respect to the Properties, to the product of (x) the amount of such next payment or premium (or, the most recent payment or premium if the amount of the next payment or premium is unknown) times (y) a fraction, the numerator of which is the number of whole Accounting Periods since the date of the last payment of the applicable tax or premium and the denominator of which is the number of whole Accounting Periods from the date of the last payment of the applicable tax or premium to the date of the next payment of such tax or premium. With regard to any insurance obtained for the Properties from MII's blanket insurance program, the premiums shall be the Properties' allocable share of insurance premiums and such premiums shall be paid directly to MII when due out of such escrows or other funds in the Cash Collateral Account or provided by the Borrower.

                  6.2 Provided that the necessary invoices or bills have been provided to the Servicer by the Manager or the Borrower, the Servicer will pay directly all real estate taxes and insurance premiums with respect to which escrows have been established from the amounts held in such escrows or, if such amounts are insufficient, from amounts available in the Cash Collateral Account and the Manager will be relieved of any such obligation. The Borrower and/or the Manager shall promptly send all such invoices or bills to the Servicer. Upon acceleration of the maturity of the Note following an Event of Default, the Lender shall be entitled to apply the funds held in such escrows (other than escrows for payment of liability insurance premiums) to payment of the Note.

                  6.3 During any period when the procedures set forth in this
Section 6 apply, the amounts of Operating Profit remitted by the Manager to the Cash Collateral Account pursuant to Section 3 hereof shall be calculated without deduction for any such taxes or premiums.

                  6.4 On the last Business Day of the first and third week of each Accounting Period, the Manager will transfer cash from the Manager's Account and/or the Master Account to the Cash Collateral Account for application by the Servicer on the next Debt Service Payment Date. The amount of cash transferred on or before the last Business Day on the first week in each
                                                      -----
Accounting Period will be equal to 50% of the budgeted Operating Profit for the immediately preceding Accounting Period. The amount of cash transferred on or before the last Business Day of the third week in each Accounting Period will be
                                    -----
an amount equal to (x) the actual Operating Profit for the immediately preceding Accounting Period, minus (y) the amount previously transferred with respect to such immediately preceding Accounting Period. On or before the last Business Day of the fourth week in each Accounting Period, the Borrower will provide to the
       ------
Lender a statement setting forth the calculation for the amount of Operating Profit transferred to the Cash Collateral Account with respect to the Accounting Period ended four weeks earlier and certifying that the correct amount has been transferred.

                  6.5 The Borrower shall deposit into the Borrower Debt Service Reserve Account an amount equal to the Monthly Debt Service Payment then in effect in six approximately equal consecutive monthly installments commencing on the first day referred to in the preamble to this Section 6 such that at the end of the later of such six-month period and March 11, 1997, the Borrower Debt Service Reserve Account will contain an aggregate amount equal to three times the Monthly Debt Service Payment then in effect; provided, however, that the
                                                 --------  -------
Borrower shall be deemed to be in compliance with the provisions of this Section
6.5 if the Borrower delivers an irrevocable direction to the Servicer to deposit such amount out of (y) prior to the Optional Prepayment Date, all amounts payable to the Borrower pursuant to Sections 4.3(F) and 7.9(C) and (z) after the Optional Prepayment Date, amounts available immediately prior to the application of Excess Cash Flow pursuant to the provisions of Sections 4.4(F) and 7.10(C) but after amounts are paid to the Manager pursuant to Section 4.4(E) and 7.10(B).

                  6.6 Beginning with the first full Accounting Period following such time as the MII Debt is rated at least A- by S&P, (i) the Borrower will no longer be required to maintain the escrow accounts described in Section 6.1 and all amounts then held in such escrow accounts will be transferred to the Manager's Account and thereafter the Manager will be responsible for paying real estate taxes and insurance premiums in accordance with the terms of the Management Agreement, and (ii) the Manager will no longer be required to make the transfers provided for in Section 6.4 (the provisions of Section 2.4 being operative in lieu thereof) and (iii) all amounts then held in the Borrower Debt Service Reserve Account in excess of two Monthly Debt Service Payments will be returned to the Borrower.

                  7.  Lockbox

         A "Lockbox Event" shall occur at any time or times if (a) (i) any of
            -------------
the MII Cash Management Conditions are not satisfied or (ii) S&P does not rate the MII Debt at least BBB+ or (iii) either (x) at any time after September 11, 1996, S&P rates the MII Debt at least A- and the Borrower Debt Service Reserve Account contains less than one Monthly Debt Service Payment in effect at such time or (y) at any time after March 11, 1997, S&P rates the MII Debt BBB+ and the Borrower Debt Service Reserve Account contains less than two Monthly Debt Service Payments in effect at such time and (z) in each of cases (x) and (y) above, the Borrower does not fund the shortfall in the Borrower Debt Service Reserve Account within fifteen days of notice to such effect from the Servicer to the Borrower and the Manager and (b) the Servicer delivers a notice to the Manager and the Borrower that the procedures described in this Section 7 are in effect. If a Lockbox Event occurs, such procedures shall apply in lieu of the procedures set forth in Sections 2, 4.3, 4.4 and 6 hereof during the period, as provided below, beginning no later than the later of (A) two weeks after the date on which the Servicer delivers the notice described in subclause (b) above and (B) 120 days after the Closing Date, and continuing thereafter until the first day of the first full Accounting Period after (i) each of the MII Cash Management Conditions is again satisfied, (ii) S&P rates the MII Debt at least BBB+, and (iii) either (y) if S&P rates the MII Debt at least A-, the Borrower Debt Service Reserve Account contains at least two Monthly Debt Service Payments then in effect or (z) if S&P rates the MII Debt BBB+, the Borrower Debt Service Reserve Account contains at least three Monthly Debt Service Payments then in effect (any such period, a "Lockbox Period"). The
                                                          --------------
Servicer shall advise the Manager when the procedures set forth in this Section 7 are no longer in effect. The Borrower will notify the Lender and the Servicer promptly after becoming aware that a Lockbox Event has occurred.

          7.1   The following transition procedures will apply after a Lockbox
Event:

                7.1.1 During the period indicated, the Manager will take the following steps:

                       (i) during the first two weeks following the Lockbox Event, if the Manager's Account is not an Eligible Account at such time, determine if the Manager's Account can be used as the Lockbox Account;

                       (ii) as soon as possible but, in any event, not later than 120 days after the end of such two week period, develop the systems necessary for the cash management procedures set forth in this Section 7; and

                       (iii) during the first two weeks following the Lockbox Event, identify the exact amount of funds of the Borrower then held in the Master Account.

                7.1.2  Following the two-week period described in Section 7.1.1
(i) hereof, a lockbox account (the "Lockbox Account") will be established, as a
                                    ---------------
segregated account in the name of the Servicer on behalf of the Lender, into which payments from Third Party Payors will be deposited (other than Third Party Payors that send payments to the Manager for deposit in a Local Account) and funds from the Local Accounts will be transferred during the Lockbox Period. The Lockbox Account either will be the same account as the Manager's Account or will be a newly established Eligible Account, as follows:

                       (i) if the Manager's Account is an Eligible Account or the Manager determines that the Manager's Account can become the Lockbox Account, then the Manager shall change the name on the Manager's Account to the Servicer and the account will become the Lockbox Account. The Servicer on behalf of the Lender will have sole control over the Lockbox Account.

                       (ii) If the Manager's Account is not an Eligible Account and the Manager is unable to determine that the Manager's Account can become the Lockbox Account, then the Servicer will open a new Eligible Account to be the Lockbox Account and also will convert the Manager's Account into a lockbox account, in the name of the Servicer over which the Servicer on behalf of the Lender will have sole control. In this event, the transition procedures described in Section 7.2 below will apply for a period (the "Transition Period") of up
                                                       -----------------
                              to 120 days after the beginning of the Lockbox Period.

                       (iii) If the Manager determines, in its good faith reasonable judgment after due inquiry, that LaSalle National Bank or any other bank suggested by the Servicer appears capable of putting in place within the Transition Period the systems required to service the Manager's cash management needs and LaSalle National Bank or such other suggested bank then meets the requirements for establishing an Eligible Account, then Manager shall select such bank to hold the Lockbox Account.

          7.2 In the event that the Manager's Account does not become the Lockbox Account, the Manager will notify Third Party Payors in their billing statements or otherwise that all payments owing to the Borrower thereafter should be sent either to the Lockbox Account or to the Manager for deposit in a Local Account; provided, however, that no credit card companies' payments will
               --------  -------
be sent to any Local Account. The Manager will work diligently with Third Party Payors to enable them to send their payments to the Lockbox Account at the earliest reasonably practicable date and, in any event, no later than 120 days after the beginning of the Lockbox Period. During the Transition Period, such Third Party Payors may continue to send their payments to the Manager's Account. Any amounts received into the Manager's Account during the Lockbox Period will be transferred by the Servicer, within one Business Day of receipt, to the Cash Collateral Account. Within 60 days after the beginning of the Lockbox Period, the Manager will deliver a report to the Borrower, which shall provide copies thereof to the Lender or, after the Securitization, the Lender and each Rating Agency, regarding the status of the transition to the new cash management procedures, and upon the request of NACC or, after the Securitization, the Lender or a Rating Agency, shall provide up to two additional reports (no more frequently than 30 days after the prior report) regarding the status thereof.

          7.3 The Manager shall deposit into the Lockbox Account, within one full Business Day after the receipt thereof and identification of a payment as belonging to the Borrower, all Gross Revenues received by the Manager other than
(i) Gross Revenues deposited by the Manager in a Local Account, (ii) customary amounts of petty cash held at each Property, and (iii) payments made into the Manager's Account (if it does not become the Lockbox Account).

          7.4 Commencing as soon as practicable but, in any event, not later than 120 days from the Lockbox Event, the Manager shall transfer into the Lockbox Account, at least twice each week, by federal wire, automated clearing house funds, or other transfer of next-day available funds, all available funds held on deposit in each Local Account, less amounts required to pay Management Expenses previously incurred and customarily paid out of the Local Accounts, not previously reserved for, plus an amount to be held as petty cash or as a reserve for Management Expenses customarily paid out of the Local Accounts; provided,
                                                                    --------
however, that the aggregate amount of such petty cash and reserves for the Local
-------
Account for each Property shall not exceed $25,000 (subject to adjustment at the end of each Fiscal Year for increases in the CPI since the end of the preceding Fiscal Year), and for all of the Local Accounts shall not exceed $375,000 (subject to such adjustment and reduction by $15,000 for each Property that is released from the applicable Mortgage) after giving effect to all transfers made from the Local Accounts on any day.

          7.5 Any funds received directly by the Borrower or the Manager during a Lockbox Period and not yet deposited into the Lockbox Account shall irrevocably be deemed to be held in trust for the benefit of the Lender and (other than receipts received at the Properties and held as petty cash or deposited into a Local Account) shall, immediately upon receipt and identification as belonging to the Borrower (and in no event later than one full Business Day after receipt and identification as belonging to the Borrower), be deposited by the Borrower or the Manager, as applicable, into the Lockbox Account or a Local Account. Funds on deposit in the Lockbox Account shall not be commingled with funds related to any other properties owned or managed by the Manager or any Person other than the Borrower .Expenses previously incurred and customarily paid out of the Local Accounts, not previously reserved for, plus an amount to be held as petty cash or as a reserve for Management Expenses customarily paid out of the Local Accounts; provided, however, that the
                                            --------  -------
aggregate amount of such petty cash and reserves for the Local Account for each Property shall not exceed $25,000 (subject to adjustment at the end of each Fiscal Year for increases in the CPI since the end of the preceding Fiscal
Year), and for all of the Local Accounts shall not exceed $375,000 (subject to such adjustment and reduction by $15,000 for each Property that is released from the applicable Mortgage) after giving effect to all transfers made from the Local Accounts on any day.

          7.6 During a Lockbox Period, the Servicer shall maintain escrow accounts, as subaccounts of the Cash Collateral Account, for (i) prepayments of the next succeeding payments of all insurance premiums and real estate taxes, as described in Section 6 hereof and (ii) the Debt Service Reserve. During a Lockbox Period, provided that the necessary invoices or bills have been provided to the Servicer by the Manager or the Borrower, the Servicer will pay all real estate taxes and insurance premiums with respect to which escrows have been established from the amounts held in such escrows or, if such amounts are insufficient, from amounts available in the Cash Collateral Account or additional funds provided by the Borrower, and the Manager will be relieved of any such obligation. The Borrower and/or the Manager shall promptly send all such invoices or bills to the Servicer. Upon acceleration of the maturity of the Note following an Event of Default, the Lender shall be entitled to apply the funds held in such escrows (other than escrows for payment of liability insurance premiums) to payment of the Note .Expenses previously incurred and customarily paid out of the Local Accounts, not previously reserved for, plus an amount to be held as petty cash or as a reserve for Management Expenses customarily paid out of the Local Accounts; provided, however, that the
                                            --------  -------
aggregate amount of such petty cash and reserves for the Local Account for each Property shall not exceed $25,000 (subject to adjustment at the end of each Fiscal Year for increases in the CPI since the end of the preceding Fiscal
Year), and for all of the Local Accounts shall not exceed $375,000 (subject To such adjustment and reduction by $15,000 for each Property that is released from the applicable Mortgage) after giving effect to all transfers made from the Local Accounts on any day.

          7.7 Prior to commencement of a Lockbox Period, the Servicer will establish a segregated account (the "Operating Account"), in its name on behalf
                                     -----------------
of the Lender, which shall be an Eligible Account at a bank selected by the Manager and reasonably acceptable to the Lender. If the Manager determines, in its good faith reasonable judgment after due inquiry that LaSalle National Bank or any other bank suggested by the Servicer appears capable of putting in place within the Transition Period the systems required to service the Manager's cash management needs and LaSalle National Bank or such other suggested bank then meets the requirements of an Eligible Account, then Manager shall select such bank to hold the Operating Account. At the beginning of the Lockbox Period, the Manager shall transfer, by immediately available funds, to the Operating Account, all funds of the Borrower then held in the Master Account, less (i) amounts required to cover outstanding checks and (ii) amounts which the Servicer advises the Manager are required to be applied for the purposes set forth in First, Second and Third of Section 7.8.1. The Manager shall transfer to the Cash Collateral Account, by immediately available funds, the amounts advised by the Servicer to be so required for application by the Servicer for such purposes. The Manager will have the authority to write checks on and make other transfers from the Operating Account for payment of Management Expenses (i.e., "Deductions," as such term is defined in the Management Agreement)(excluding
 ----------
real estate taxes and insurance premiums with respect to which escrows are being maintained by the Servicer). Promptly following the end of each Accounting Period ending after funds are first deposited into the Operating Account, the Manager will be required to certify that all prior expenditures from the Operating Account have been for Management Expenses (excluding real estate taxes and insurance premiums with respect to which escrows are being maintained) and that, to the best of the Manager's knowledge, there are no accounts payable of the Properties with an unpaid balance of more than S20,000 individually, or more than $150,000 in the aggregate, that are more than 60 days past due (unless payment is being contested in good faith in accordance with Section 2.2 of the Loan Agreement, the text of which is set forth in Schedule II hereto), except as otherwise stated with an explanation therefor.

          7.8.1 During a Lockbox Period all Gross Revenues that are received in cash in the Lockbox Account (and the Manager's Account, if it does not become the Lockbox Account) in any calendar month shall first be transferred to the Cash Collateral Account, within one Business Day after receipt thereof, and shall be applied by the Servicer each Business Day thereafter in the following order of priority, and to the extent of available funds:

                 First: to fund the tax and insurance escrows in the amount specified in Section 6 above (to the extent the balance of any such escrows is insufficient); and

                 Second: commencing March 12, 1997, to fund the Borrower Debt Service Reserve Account until the balance in such Account equals twice the Monthly Debt Service Payments in effect at such time; and

                 Third: to fund any shortfall in the Capital Expenditure and FF&E Reserve Account in accordance with Section 8.2 until the balance in such Account equals the amount set forth therein; and

                 Fourth: after the balances in the escrow accounts, the Borrower Debt Service Reserve Account and the Capital Expenditure and FF&E Reserve Account described in First, Second and Third are at the required levels, the remaining Gross Revenues will be transferred by the Servicer from the Cash Collateral Account to the Operating Account.

     In making the funding and payments specified in Third above, the Servicer shall be entitled to rely conclusively on written instructions that the Manager shall provide (with copies to the Borrower) as to the amounts to be paid and compliance with the provisions of the documents named therein. The Servicer shall have no duty to recompute, recalculate, or verify the information contained in such instructions and shall incur no liability to the Borrower or the Manager if the Servicer disburses funds in accordance therewith.

          7.8.2 At least one Business Day prior to each Debt Service Payment Date, the Manager will transfer from the Operating Account to the Cash Collateral Account, by immediately available funds, an amount equal to the Operating Profit (calculated without deduction for the real estate taxes and insurance premiums for which escrows are being maintained by the Servicer or for shortfalls in the Capital Expenditure and FF&E Reserve Account funded pursuant to Section 7.8.1 (Third) and subtracting any amount that was transferred during the applicable period to the Borrower Debt Service Reserve Account instead of the Operating Account) for each Accounting Period ended at least three weeks prior to such Debt Service Payment Date with respect to which the Manager has not theretofore transferred such Operating Profit.

          7.9 On each Debt Service Payment Date prior to the Optional Prepayment Date, the Servicer will make withdrawals from the Cash Collateral Account in the amount of (and not exceeding) the Operating Profit transferred to the Cash Collateral Account by the Manager pursuant to Section 7.8.2 with respect to such Debt Service Payment Date only for the following purposes and in the following order of priority (excluding amounts held in escrow, reserve, or other subaccounts, which shall be withdrawn and applied solely for the purposes for which such subaccounts are maintained):

     (A)  (i)   if the Securitization has been effected, to transfer funds to the Collection Account (as such term is defined in the Pooling and Servicing Agreement used in the Securitization) in the amount needed (y) to pay the Servicing Expenses and (z) to the extent that the payments called for under this clause (i) have not been received by the Servicer from or with respect to U.S. Obligations, (a) first, to the payment of Monthly Debt Service Payment and (b) next, to the payment of any other Debt then due and payable to the Lender;

          (ii) if the Securitization has not been effected, (y) to pay the Servicing Expenses and (z) to the extent that the payments called for under this clause (ii) have not been received by the Servicer from or with respect to U.S. Obligations, (a) first, to payment of Monthly Debt Service Payment and (b) next, to the payment of any other Debt then due and payable to the Lender; and

     (B) to remit to the Manager that portion of the remainder of such Operating Profit, other than the Excluded Amounts, to the extent to which it is entitled thereto pursuant to the provisions of the Management Agreement.

     (C) subject to the provisions of Sections 6.5 and 7.13, so long as no Event of Default has occurred and is continuing, to remit to the Borrower the remainder of such Operating Profit other than the Excluded Amounts.

     In making the distribution specified in clause (B) above, the Servicer shall be entitled to rely conclusively on written instructions that the Manager shall provide (with copies to the Borrower) as to the amounts to be paid and compliance with the provisions of the documents named therein. In making the distribution specified in clause (C) above, the Servicer shall be entitled to rely on information provided to it by the Manager (with copies to the Borrower). The Servicer shall have no duty to recompute, recalculate, or verify the data contained in such instructions or information and shall incur no liability to the Borrower or the Manager if the Servicer disburses funds in accordance therewith.

          7.10 Until the Note has been Paid In Full, on the Optional Prepayment Date and each other Debt Service Payment Date thereafter, the Servicer will make withdrawals from the Cash Collateral Account in the amount of the Operating Profit (and not exceeding) transferred to the Cash Collateral Account by the Manager pursuant to Section 7.8.2 with respect to such Debt Service Payment Date only for the following purposes and in the following order of priority (excluding amounts held in escrow, reserve, or other subaccounts, which shall be withdrawn and applied solely for the purposes for which such subaccounts are maintained):

     (A)  (i)   if the Securitization has been effected, to transfer funds to the Collection Account in the amount needed to pay (x) the Servicing Expenses,
(y) next, the Monthly Debt Service Payment then due and payable and (z) next, any other Debt then due and payable to the Lender (other than pursuant to the provisions of clause (C) below;

          (ii) if the Securitization has not been effected, to pay (x) the Servicing Expenses, (y) next, the Monthly Debt Service Payment then due and payable, and (z) next, any other Debt then due and payable to the Lender (other than pursuant to the provisions of clause (C) below;

     (B) to the Manager, to be applied to (i) repayment of each Manager Loan and accrued interest thereon, provided that for such purpose the principal balance of each Manager Loan shall be amortized on a five year straight line basis, from the later of (x) the date funds were advanced, or (y) the optional Prepayment Date, and (ii) payment of Incentive Management Fees earned in the then current Fiscal Year; and

     (C) subject to the provisions of Sections 6.5 and 7.13, to the extent of Excess Cash Flow for each of the Operating Profit Payment Dates occurring during the period from and including the eleventh (11th) day of the calendar month immediately preceding such Debt Service Payment Date to the tenth (10th) day of the calendar month in which such Debt Service Payment Date occurs, (A) first, to prepayment of each Principal Payment required to be made on each Debt Service Payment Date in inverse order of maturity until the principal of the Note has been paid in full, and (B) next, to payment of the difference, if any, between (y) the sum of (i) interest accrued and unpaid on the Note calculated at the Adjusted Rate and (ii) interest on such accrued and unpaid amount at the Adjusted Rate and (z) interest at the Base Rate paid on each Debt Service Payment Date pursuant to subsection (A) of this Section 7.10; and

          At such time as the Note has been Paid-In Full, the Servicer shall remit (a) to the Manager, for application consistent with the Management Agreement, any funds remaining in the Cash Collateral Account (including subaccounts thereof, subject to the exception set forth in (b) below), the Operating Account, the Lockbox Account, the Capital Expenditure and FF&E Reserve Account and the Manager's Account if such account is a lockbox account and (b) to the Borrower any funds remaining in the Borrower Debt Service Reserve Account.

     In making the distributions and payments specified in paragraph (B) above, the Servicer shall be entitled to rely conclusively on written instructions that the Manager shall provide (with copies to the Borrower) as to the amounts to be paid and compliance with the provisions of the documents named therein. In making the distribution specified in clause (C) above, the Servicer shall be entitled to rely on information provided to it by the Manager (with copies to the Borrower). The Servicer shall have no duty to recompute, recalculate, or verify the data contained in such instructions or information and shall incur no liability to the Borrower or the Manager if the Servicer disburses funds in accordance therewith.

          7.11 At such time as the Lockbox Period terminates and until a further Lockbox Event occurs, the Manager will have the option of reinstating the cash management procedures set forth in Sections 2, 3, 4.3, 4.4 and 6 hereof (as applicable) by notice to the Lender, the Servicer, the Borrower and if NACC is not the Lender, NACC, and all funds then held in the Operating Account shall be transferred to the Manager's Account (and, if the Manager's Account was changed into the Lockbox Account in accordance with Section 7.1 hereof, the Lockbox Account will be changed to the Manager's Account and if the Manager's Account was not so changed into the Lockbox Account, the Servicer will change the Lockbox Account into an account over which the Manager will have the authority to write checks or other transfers for payment to implement the provisions of this Section 7.12) and, unless the provisions of Section 6 hereof apply, all funds held in the real estate tax and insurance escrows shall be transferred to the Manager's Account.

          7.12 If an entity that is an Affiliate of MII or MII itself is not the manager, the Borrower shall take such action or may be required to ensure that the procedures set forth in Section 7, to the maximum extent possible, are followed by a replacement manager. In any event, the Borrower shall ensure that credit card companies continue to send payments directly to the Lockbox Account.

          7.13 The requirements set forth in Section 6.5 to deposit an additional Monthly Debt Service Payment into the Borrower Debt Service Reserve Account are hereby incorporated by reference except that the obligation to make such deposit set forth therein shall commence on the date the Servicer delivers a notice to the Manager and the Borrower that the lockbox procedures are in effect, as provided for in the preamble to Section 7. If a Lockbox Period terminates pursuant to the provisions of the preamble to Section 7 prior to the completion of such obligation, the requirement to make such deposits shall continue in effect.

     8.   Capital Expenditure and FF&E Reserve Account

          8.1 On or before the Closing Date, the Servicer will establish and maintain a segregated deposit account, which shall be an Eligible Account, in its name on behalf of the Lender at LaSalle National Bank (the "Capital
                                                                -------
Expenditure and FF&E Reserve Account"), into which $1,568,788.63 (i.e., the
------------------------------------
existing balance in the Repairs and Equipment Reserve, as such term is defined in the Management Agreement, less amounts required to cover outstanding checks) will be deposited on the Closing Date. In addition to such balance, the Borrower will deposit in the Capital Expenditure and FF&E Reserve Account on the Closing Date (i) $1,992,000 for Deferred Maintenance Work, (ii) $117,000 for ADA Compliance Work and (iii) $206,000 for Environmental Remediation Work (collectively, the "Work"). In addition, the Borrower has deposited $297,000 in
                    ----
the Capital Expenditure and the FF&E Reserve Account on the Closing Date.

          8.2 On or before the date three weeks after the end of each Accounting Period, the Manager shall make deposits directly into the Capital Expenditure and FF&E Reserve Account in an amount equal to 5% (or such other greater percentage contribution as may be required from time to time under the Management Agreement) of Gross Revenues during the immediately preceding Accounting Period, provided, however, that (i) the amount set forth in the last
                   --------  -------
sentence of Section 8.1 shall not be credited towards the Manager's obligation to make the deposits provided for in this Section 8.2 and (ii) for the purpose of determining the amount to be funded in the Capital Expenditure and FF&E Reserve account pursuant to the provisions of Sections 4.3, 4.4 and 7.8.1, the maximum amount to be so funded shall be equal to 5% of Gross Revenues and, if the Manager elects to increase such amount to up to 6% of Gross Revenues at any time starting with the Fiscal Year beginning nearest to January 1, 2001 pursuant to the provisions of the Management Agreement, up to 6% of Gross Revenues, during the immediately preceding Accounting Period with respect to which such funding is made. Within 75 days after the end of each Fiscal Year, amounts deposited into the Capital Expenditure and FF&E Reserve Account during such Fiscal Year shall be adjusted to ensure that the aggregate amount of all deposits made into the Capital Expenditure and FF&E Reserve Account during such Fiscal Year is equal to 5% of Gross Revenues (or up to 6% of Gross Revenues, at Manager's election at any time starting with the Fiscal Year beginning nearest to January 1, 2001) of aggregate Gross Revenues for such Fiscal Year. Any shortfall in the Capital Expenditure and FF&E Reserve Account on the date such adjustment is computed based on such percentage shall be funded into the Capital Expenditure and FF&E Reserve Account from amounts that otherwise would be distributed to the Borrower from the Cash Collateral Account at the end of the month in which such adjustment is computed, and any overages shall be transferred from the Capital Expenditure and FF&E Reserve Account to the Cash Collateral Account on such date.

          8.3 So long as each of the MII Cash Management Conditions shall remain satisfied, the Manager will be permitted to request withdrawals of funds from the Capital Expenditure and FF&E Reserve Account once each week (or more frequently in the case of an Emergency Expenditure, as certified by the Manager to the Lender), based on its reasonable estimate of upcoming, near-term expenditures for Capital and FF&E Expenditures, such Emergency Expenditure and Work and, to the extent permitted by the Management Agreement, for expenditures ("Additional Capital Expenditures") set forth in an approved Building Estimate
  -------------------------------
as such term is defined in the Management Agreement. The Manager will be required to certify within 20 days of the end of each Accounting Period to the Lender that (i) withdrawals made from the Capital Expenditure and FF&E Reserve Account during the preceding Accounting Period were necessary for the aforesaid purposes (and to the extent the same were used for Additional Capital Expenditures, that the applicable provisions of the Management Agreement have been complied with), (ii) all funds that it previously has withdrawn from the Capital Expenditure and FF&E Reserve Account (other than amounts being retained for reasonably estimated future Capital and FF&E Expenditures) have been used to pay Capital and FF&E Expenditures, Work, or subject to the foregoing provisions of this Section 8.3, Additional Capital Expenditures, and (iii) that, to the Best Knowledge of the Manager, there are no accounts payable of the Properties for Capital and FF&E Expenditures or Work with an unpaid balance of more than $25,000 individually, or more than $100,000 in the aggregate, that are more than 60 days past due (unless payment is being contested in good faith in accordance with Section 2.2 of the Loan Agreement, as set forth in Schedule II), except as otherwise stated with an explanation therefor. If, to the Best Knowledge of the Manager, any such account payable is more than 60 days past due (other than for the reason specified in the preceding sentence), the Manager shall inform the Lender of such fact concurrently with a request for funds. The Manager will not be required to obtain approval of the Lender or any other Person for individual expenditures, except as otherwise required by the Management Agreement. Upon the request of the Lender in writing, the Borrower will provide a detailed written accounting of expenditures for Capital and FF&E Expenditures, Work and Additional Capital Expenditures, in a form customarily maintained by the Manager in the ordinary course of business.

          8.4 During a Lockbox Period, the Manager shall be permitted to request disbursements from the Capital Expenditure and FF&E Reserve Account after the submission to the Lender of (a) a certificate of the Manager verifying that (i) the amounts requested are necessary for Capital and FF&E Expenditures or Work, (ii) all funds that it previously has withdrawn from the Capital Expenditure and FF&E Reserve Account (other than amounts being retained for reasonably estimated future Capital and FF&E Expenditures) have been used to pay Capital and FF&E Expenditures or Work, and (iii) that, to the Best Knowledge of the Manager, there are no accounts payable of the Properties for Capital and FF&E Expenditures or Work with an unpaid balance of more than $25,000, individually, or more than $100,000 in the aggregate, that are more than 60 days past due (unless payment is being contested in good faith in accordance with Section 2.2 of the Loan Agreement, as set forth in Schedule II), except as otherwise stated with an explanation therefor, and (b) a schedule setting forth the names of the payees and amounts to be paid out of the proceeds of such disbursement. The Manager will not be required to obtain approval of the Lender or any other Person for individual expenditures, except as otherwise required by the Management Agreement.

          8.5 Upon the receipt of a request from the Manager for a disbursement from the Capital Expenditure and FF&E Reserve Account, the Servicer shall disburse the requested amount to the Manager by automated clearing house funds or by Federal wire on the same day for requests made no later than 11:00 a.m. on any Business Day or on the next Business Day for requests made after such time on any Business Day, to be held in the name of the Manager for payment of Capital and FF&E Expenditures or Work.

     9.   Security for Loan

          The funds on deposit in the Lockbox Account, the Capital Expenditure and FF&E Reserve Account, the Operating Account, and the Cash Collateral Account and each subaccount thereof, and all Permitted Investments thereof, are pledged to the Lender as further security for the Loan pursuant to the Security Agreement and the Collateral Account Agreement. The authority of the Manager to pay Management Expenses with respect to the Properties in the manner set forth in this Exhibit shall not be terminated, unless the Management Agreement shall have been terminated and until all Management Expenses incurred or contracted for prior to or as a result of such termination have been paid or an amount sufficient to pay such expenses is set aside in a reserve. Unless and until the Management Agreement is terminated and all expenses relating to Capital and FF&E Expenditures made or contracted for prior to termination have been paid in full, or an amount sufficient to pay such expenses has been set aside in a reserve,
(a) the Lender shall not freeze or otherwise restrict the ability of the Manager to obtain disbursements of funds from the Capital Expenditure and F&E Reserve Account in accordance with Section 8 hereof or apply funds on deposit in the Capital Expenditure and FF&E Reserve Account to repayment of the Note and (b) the right of the Manager to direct the expenditure of funds in the Capital Expenditure and FF&E Reserve Account in accordance with the procedures set forth in Section 8 hereof shall not be terminated unless otherwise agreed by the Lender and the Manager.

          10.   Investment of Funds in Accounts

          The Borrower shall have the right to instruct the Servicer to invest funds, if any, in the Cash Collateral Account and the Capital Expenditure and FF&E Reserve Account, at the risk of and for the benefit of the Borrower, in Permitted Investments.

          11.   Notice of New Accounts

          The Manager shall notify the Lender in writing of the account name and account numbers of the Manager's Account and each Local Account, and of each supplemental or replacement account established by the Manager from time to time in connection with the Properties, and the institution in which each such Account is maintained. The Manager shall not change the Manager's Account without obtaining the consent of the Lender, which shall not be unreasonably withheld. If a Local Account shall be changed, or any new Local Account shall be opened, by the Manager or the Borrower, the Manager or the Borrower, as the case may be, shall send a notice to the Lender, specifying the new or changed Local Account and any Local Account replaced thereby.

          12.   General

          12.1 The Lender shall cause the Manager and the Borrower to have access to information each Business Day regarding activity and balances and source of receipts in the Cash Collateral Account and all subaccounts thereof, the Capital Expenditure and FF&E Reserve Account, the Operating Account, the Lockbox Account, and during such time as the Manager's Account is a lockbox account, the Manager's Account.

          12.2 Unless the context specifies otherwise, transfers of funds held in any Account that are required by this Agreement shall require only the transfer of available funds.

          12.3 Once each Accounting Period, the Manager will certify to the Lender that, to its Best Knowledge, it has complied with the cash management procedures set forth in this Exhibit in all material respects.

          12.4 If the principal amount of the Note or a portion thereof is prepaid by the application of payments received (i) from or with respect to U.S. Obligations held on the Optional Prepayment Date pursuant to Section 2.3(g) of the Loan Agreement, (ii) from the release of a Property from the Lien of the Security Documents pursuant to Section 2.6(c) of the Loan Agreement, (iii) on and after the Optional Prepayment Date, pursuant to the last sentence of Section
3.1 of the Loan Agreement, or (iv) otherwise, with the Lender's consent, the Monthly Debt Service Payment payable on each Debt Service Payment Date thereafter shall be reduced in an amount equal to the percentage reduction in the principal amount payable under the Note effected by such prepayment.

          12.5 Notwithstanding the definition of Monthly Debt Service Payment set forth in Section 4.3(A)(i), the use of such term in these Cash Management Procedures other than in Sections 4.3(A), 4.4(A), 7.9(A) and 7.10(A) shall mean the constant monthly payment set forth in Paragraph 4(b) of the Note, as adjusted in accordance with Paragraph 4(c) of the Note.

                                   EXHIBIT D

     "Permitted Investments" means any one or more of the following obligations
      ---------------------
or securities:

     (a) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of the U. S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership) the General Services Administration (participation certificates), the U. S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U. S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

     (b)  Federal Housing Administration debentures;

     (c) obligations of the following United States government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided however, that the investments described in this clause must
          (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

     (d) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements having maturities of not more than 365 days of any bank, the short term obligations of which are rated in the highest short term rating category by each Rating Agency (or, if not rated by any Rating Agency other than S&P, otherwise acceptable to such Rating Agency or Agencies, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change,
          (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

     (e) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by reach Rating Agency (or, if not rated by any Rating Agency other than S&P, otherwise acceptable to such Rating Agency or Agencies, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities); provided, however, that the investments described in this clause must
          (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

     (f) debt obligations with maturities of not more than 365 days and rated by each Rating Agency (or, if not rated by any Rating Agency other than S&P, otherwise acceptable to such Rating Agency or Agencies, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities) in the highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change,
          (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity;

     (g) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 365 days and rated by each Rating Agency (or, if not rated by any Rating Agency other than S&P, otherwise acceptable to such Rating Agency or Agencies, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities) in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if rated by S&P, must not have an "r" highlighter affixed to their rating, (C) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (D) such investments must not be subject to liquidation prior to their maturity; and

     (h) the Federated Prime Obligation Money Market Fund (the "Fund") so long as the Fund is rated "AAA" by each Rating Agency (or, if not rated by any Rating Agency other than S&P, otherwise acceptable to such Rating Agency or Agencies, as applicable, as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities);

     (i) any other demand, money market or time deposit, or any other obligation, security or investment, provided that, each rating Agency has confirmed in writing to the Lender, that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities; and

     (j) such other obligations as are acceptable as Permitted Investments to each Rating Agency, as confirmed in writing to the Lender, that such obligations would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the Securities;

provided, however, that, in the judgment of the Lender, such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

                                                                      Schedule I



1. The terms defined in this Section have the meanings assigned to them in this Section, and include the plural as well as the singular.

     "ADA Compliance Work" means the repairs, improvements and replacements to
      -------------------
the Properties to comply with the Americans with Disabilities Act of 1990, as amended from time to time, in the amounts more particularly described on Exhibit
                                                                         -------
A to the Loan Agreement.
-

     "Adjusted Rate" means the Base Rate adjusted in accordance with paragraph
      -------------
4(e) of the Note.

     "Base Rate" means 8.85% per annum.
      ---------

     "Borrower" means Marriott Residence Inn II Limited Partnership, a Delaware
      --------
limited partnership

     "Business Day" means a day on which banks and foreign exchange markets are
      ------------
open for business in New York, New York.

     "CPI" means the Consumer Price Index, all items for All Urban Consumers,
      ---
U.S. City Average and (a) using 1982-1984 as the standard reference base period equal to 100 or (b) if the CPI ceases to be issued with the reference base period referred to in clause (a) for any time period for which the CPI is to be determined hereunder, using for the CPI for the time period for which such reference base period is not used the standard reference base period for such time period times a conversion factor that will convert such CPI to a value corresponding to a 1982-1984 base period equal to 100.

     "Capital and FF&E Expenditures" means the expenditure of amounts for the
      -----------------------------
purpose of the Repairs and Equipment Reserve, as such term is defined in the Management Agreement.

     "Closing Date" means the date of execution and delivery of the Loan
      ------------
Agreement.

     "Condemnation Proceeds" means all awards or payments, and any interest paid
      ---------------------
or payable with respect thereto, which may be made with respect to all or any portion of the Properties, whether from the exercise of right of condemnation, eminent domain or similar proceedings (including any transfer made in lieu of the exercise of said right), or from any taking for public use, or for any other injury to or decrease in the value of all or any portion of the Premises (including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages), all of the foregoing to be held, applied and paid in accordance with the provisions of the applicable Mortgage.

     "Cure Notice" shall mean a written notice delivered to Manager by Lender
      -----------
acknowledging that an Event of Default has been cured (and such cure has been accepted by Lender) or waived, which notice Lender agrees to deliver promptly upon any such cure (if accepted by Lender) or waiver.

     "Debt" means the obligations of the Borrower under the Transaction
      ----
Documents, together with all interest thereon, and all other sums, including, without limitation, fees, expenses, commissions, premiums and indemnities, which may or shall become due under any of the Transaction Documents, including the costs and expenses of enforcing any provision of the Transaction Documents that may be reimbursable under the Transaction Documents.

     "Debt Service Payment Date" means the 11th day of each calendar month or
      -------------------------
the next Business Day immediately thereafter.


     "Default Notice" shall mean any notice of a Payment Event of Default or
      --------------
Non-Payment Event of Default from Lender or the Servicer to Manager.

     "Default Rate" means a rate per annum equal to the lesser of (aa) two
      ------------
percent (2%) above the Base Rate or Adjusted Rate, as applicable, and (bb) the maximum rate allowed by law.

     "Deferred Maintenance Work" means the repairs, improvements and
      -------------------------
replacements to the Properties in the amounts more particularly described on Exhibit B to the Loan Agreement.
---------

     "Eligible Account" means either (i) an account maintained with a federal or
      ----------------
state chartered depository institution or trust company, the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) are rated by each Rating Agency in one of its two highest rating categories (or such other ratings as will not result in the rating of any of the Securities being reduced below their respective ratings on the date determination is to be made and as to which the Rating Agencies may otherwise agree) at the time of the deposit therein, or the short-term unsecured debt obligations of such depository institution or trust company (or holding company), as the case may be, are rated by each Rating Agency not lower than A-1+ by S&P and D1+ by DCR, or (ii) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity provided that such account is subject to fiduciary funds on deposit regulations (or internal guidelines) substantially similar to 12 C.F.R. (S)9.10 (b), or
(iii) after the Securitization, an account in any other insured depository institution reasonably acceptable to the Servicer and the trustee, so long as prior to the establishment of an account in any such other depository institution each of the Rating Agencies shall have delivered a Rating Comfort Letter with respect thereto.

     "Environmental Remediation Work" means the actions taken with respect to
      ------------------------------
the Properties set forth on Exhibit C to the Loan Agreement.

     "Events of Default" means any of the following:
      -----------------

     1. failure by the Borrower to pay on the due date any interest or principal due and payable on the Note as set forth therein; or

     2. failure by the Borrower to make any other payment due under any Transaction Document within ten (10) days after demand therefor shall have been made; or

     3. any representation or warranty of the Borrower contained in any Transaction Document shall have been untrue or incorrect when made in any respect that may have a Material Adverse Effect; or

     4. failure by the Borrower to perform its covenants in Section 5.2(iv), and such failure continues unremedied for ten days after notice thereof by NACC to the Borrower requiring the same to be remedied; or

     5. failure by the Borrower to perform or observe any other of its covenants under any Transaction Document, and such failure continues unremedied for 30 days after notice thereof by NACC to the Borrower requiring the same to be remedied; provided, however, that it shall not be an Event of Default if (a)
             --------  -------
such failure is curable but is not reasonably capable of being cured within such 30-day period and the Borrower shall have commenced to cure such failure within such 30-day period and thereafter shall diligently pursue such cure to completion, but in no event later than 180 days after the date on which the Borrower received such written notice from NACC or (b) such failure affects one or more but not all of the Properties and the Borrower, within thirty (30) days after the Borrower's receipt of such notice from NACC, gives notice to NACC of its intent to release such Property from the Lien of the Security Documents pursuant to the provisions of Section 2.6 or 2.9 and, thereafter diligently pursues efforts to take such action and, within 180 days after the date on which the Borrower received such written notice from NACC, effects such release pursuant to the provisions of Section 2.4 or 2.7, as the case may be; or

     6. an order (that has not been vacated or stayed within 60 days from the entry thereof) is made for, or the Partners take any action with regard to, the winding up of the Borrower or the General Partner except a winding up for the purpose of a merger, restructuring or contribution, the terms of which have previously been approved in writing by NACC; or

     7. (A) the Borrower or the General Partner shall commence any Action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (collectively, "Insolvency Law") seeking to have an order for relief entered
                --------------
with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian or other similar official (each a "Bankruptcy Custodian") for it or for all or substantially all of its
         --------------------
assets, or the Borrower or the General Partner shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against the Borrower or the General Partner any Action of a nature referred to in clause (A) above which (1) results in the entry of any order for relief or any such adjudication or appointment and (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (C) there shall be commenced against the Borrower or the General Partner any Action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief that shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within 60 days from the entry thereof; or (D) the Borrower or the General Partner shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

        8 . Unless (a) the Borrower causes all of the Properties then owned by the Borrower to come under management by another nationally recognized hotel operator acceptable to NACC, (b) such Properties are operated as part of a comparable nationally recognized hotel system acceptable to NACC and (c) each of the Rating Agencies delivers to NACC a Rating Comfort Letter with respect thereto: (A) the Manager shall commence any Action (1) under any Insolvency Law seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a Bankruptcy Custodian for it or for all or substantially all of its assets, or the Manager shall make a general assignment for the benefit of its creditors; or
(B) there shall be commenced against the Manager any Action of a nature referred to in clause (A) above which (1) results in the entry of any order for relief or any such adjudication or appointment and (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (C) there shall be commenced against the Manager any Action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief that shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within 60 days from the entry thereof; or (D) the Manager shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

     9. one or more judgments or decrees, not covered by insurance, in an aggregate amount exceeding $2,000,000 shall be entered against the Borrower or the General Partner, and such judgments or decrees shall not have been vacated, discharged, stayed, satisfied or bonded pending appeal within 60 days from the entry thereof; or

     10. there is a Change of Control, unless permitted under Section
2.6.

     "Impositions" has the meaning set forth in the applicable Mortgage.
      -----------

     "Inns" means the residence inns and the residence inns operations located
      ----
at the Properties.


     "Insurance Proceeds" means all proceeds of, and any unearned premiums on,
      ------------------
the Policies (as hereinafter defined) and any other insurance policies covering all or any portion of the Properties, the Equipment, the Personal Property and/or the Rents, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to all or any portion of the Properties, the Equipment and/or the Personal Property, and any interest actually paid with respect thereto, all of the foregoing to be held, applied and paid in accordance with the provisions of the Mortgage.


     "Lender" means NACC or any person to whom the rights and obligations of
      ------
NACC under the Transaction Documents are assigned.


     "Loan" means the loan evidenced by the Note.
      ----

     "Management Agreement" means the Amended and Restated Management Agreement,
      --------------------
executed as of the Closing Date, by the Borrower and the Manager relating to the management and operation of the Properties as such agreement is amended by the Modification, Subordination and Non-Disturbance Agreement, Estoppel and Consent, dated as of the Closing Date, among the Manager, the Lender and the Borrower.

     "Management Expenses" means the following (without duplication):
      -------------------

     (i) The cost of operations including salaries, wages (including accruals for year-end bonuses to key management employees), fringe benefits, payroll taxes and other costs related to employees of each Hotel (the foregoing costs shall not include salaries and other employee costs of executive personnel of the Manager who do not work at one of the Inns on a regular basis; except that the foregoing costs shall include the allocable portion of the salary and other employee costs of any general manager or other supervisory personnel (not including regional vice-presidents or regional salespeople) assigned to a "cluster" of hotels and inns which includes one or more of the Inns; (ii) departmental expenses, administrative and general expenses and the cost of marketing, advertising and business promotion, heat, light and power, and routine repairs, maintenance and minor alterations, the cost of which can be expensed under GAAP, as may be deemed by the Manager to be necessary to maintain each Inn in good repair and condition and in conformity with Legal Requirements;
(iii) the cost of Inventories (as defined in USAH) and items included within "Property and Equipment" under USAH consumed in the operation of each Inn; (iv) a reasonable reserve for uncollectible accounts receivable as determined by the Manager; (v) all costs and fees of independent accountants or other third parties who perform services required or permitted hereunder; (vi) all costs and fees of technical consultants and operational experts for specialized services;
(vii) the Residence Inn System Fee (as such term is defined in the Management Agreement) in an amount equal to the greater of 4% of Suites Revenues (as such term is defined in the Management Agreement) or the actual fee incurred; (viii) the Base Management Fee (as such term is defined in the Management Agreement) in an amount equal to the greater of 2% of Gross Revenues or the actual fee incurred; (ix) the Inns' pro rata share of costs and expenses incurred by Manager in providing Chain Services (as such term is defined in the Management Agreement) in an amount equal to the greater of 2.5% of Gross Revenues or the actual costs and expenses incurred; (x) insurance costs and expenses (without duplication); (xi) taxes, if any, payable by or assessed against the Manager related to this Agreement or to the Manager's operation of the Inns (exclusive of Manager's income taxes) and all Impositions (without duplication); (xii) deposits required to be made into the Capital Expenditure and FF&E Reserve Account and the Tax and Insurance Account to the extent required by the Cash Management Procedures (but not including any amounts paid from such Accounts); (xiii) the contributions required to be made, as they may change from time to time, to the Marketing Fund (as such term is defined in the Management Agreement) in an amount equal to the greater of 2.5% of Gross Revenues or the actual contributions made; and (xiv) Such other costs and expenses as are otherwise reasonably necessary for the proper and efficient operation of the Inns.

     "MII" means Marriott International, Inc., a Delaware corporation.
      ---

     "MII Cash Management Conditions" means the following conditions: (i) the
      ------------------------------
Properties from which Gross Revenues are to be deposited in the Manager's Account are managed by the Manager under the Management Agreement and (ii) the Manager is a wholly owned, direct or indirect, subsidiary of MII.

     "Monthly Debt Service Payment" means the constant monthly payment set forth
      ----------------------------
in Paragraph 4(b) of the Note.
   --------------

     "NACC" means Nomura Asset Capital Corporation.
      ----

     "Note" means that certain Secured Promissory Note, dated the Closing Date,
      ----
from the Borrower to NACC in the principal sum of $140,000,000.


     "Optional Prepayment Date" means April 11, 2006.
      ------------------------

     "Paid in Full" shall mean, with respect to the Note, that all indebtedness
      ------------
evidenced by the Note has been paid, provided, however, that the Note shall be deemed to have been Paid in Full for purposes of this Agreement (but not for purposes of the Loan Documents) at such time as all of the Property has been transferred to Lender or its designee, or to a third party purchaser, through foreclosure or Deed in Lieu of Foreclosure, it being understood that the Note shall not be deemed to have been Paid in Full (unless all indebtedness evidenced by the Note shall actually have been paid) so long as any of the Property remains subject to the lien of a Mortgage.

     "Payment Event of Default" shall mean any Event of Default resulting from a
      ------------------------
default in payment required under any Loan Document.

     "Principal Payment." Payment of principal on the Note in reduction of such
      -----------------
principal in the amount of the difference between the Monthly Debt Service Payment and the Base Rate Interest

     "Property" or "Properties" means any or all of those 22 residence inns at
      --------      ----------
the locations set forth in Exhibit E to the Loan Agreement including all
                           ---------
improvements thereon, fixtures thereto, direct interests therein, and personal property related thereto or included therein; provided, however, that "Property" or "Properties" shall not include (i) any property owned by tenants, guests, licensees or concessionaires of or to such Property or Properties, or (ii) any Property or Properties released from the Lien of the Security Documents pursuant to the provisions of this Agreement or any Security Document from and after the date of such release.

     "Rating Agencies" means one or more of S&P, Fitch Investors Services Inc.,
      ---------------
Moody's Investor Services Inc. and DCR that are, at the time of determination, selected by NACC to rate the Securities.

     "S&P" means Standard & Poor's Rating Services.
      ---

     "Securitization" means any securitization of the Loan.
      --------------

     "Servicer" means Amresco, Inc., its assigns and successors and any other
      --------
nationally recognized servicer of commercial mortgage loans selected by NACC.

     "Transaction Documents" means the Loan Agreement, the Security Documents,
      ---------------------
the Note and all other documents executed and delivered by the Borrower in favor of NACC in connection with the Loan, including, without limitation, all agreements, instruments and documents pursuant to which the Pledged Property is assigned, collaterally assigned and/or pledged to NACC hereunder.

                                                                     Schedule II



                                LOAN AGREEMENT


     Section 2.2 Right to Contest.  To the extent consistent with the Mortgages,
                 ----------------
the Borrower at its expense may contest, by appropriate Action conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any Imposition or Lien therefor or any Legal Requirement or Insurance Requirement or the application of any instrument of record affecting the Pledged Property or any part thereof or any claims or judgments of mechanics, materialmen, suppliers or vendors or Liens therefor, and may direct the Manager or the Servicer, as the case may be, to withhold payment of the same pending such Action if permitted by law; provided, however, that (a) in the case
                                         --------  -------
of any Impositions or Liens therefor or any claims or judgments of mechanics, materialmen, suppliers or vendors or Liens therefor, such Action shall suspend the enforcement thereof and the accrual of penalties thereon from the Borrower, the Manager, the Servicer and the Pledged Property, (b) neither the Pledged Property nor any part thereof or interest therein could be in any danger of being sold, forfeited or lost if the Borrower pays the amount or satisfies the condition being contested, and the Borrower would have the opportunity to so pay or satisfy if the Borrower fails to prevail in the contest and (c) in the case of an Insurance Requirement, the failure of the Borrower to comply therewith shall not impair the validity of any insurance required to be maintained by the Borrower under the applicable Mortgage or the right to full payment of any claims thereunder.

     Section 2.3  Defeasance.
                  ----------

     (a) At any time after the date which is the earlier of (i) two years after the "startup day," within the meaning of Section 860G(a)(9) of the IRC, of a "real estate mortgage investment conduit," within the meaning of Section 860D of the IRC (a "REMIC"), that holds the Note (if the Note has been transferred to a
            -----
REMIC prior to March 22, 1998) and (ii) March 22, 2000, but prior to the Optional Prepayment Date, and provided no Event of Default has occurred and is continuing (other than an Event of Default that will be cured by the release of a Property or Properties from the Lien of the Security Documents pursuant to the provisions of clause (e) of Section 4.1A), the Borrower may defease such Lien to cause the release of one or more Properties from such Lien by providing the Lender with funds in an amount sufficient to purchase U.S. Obligations in an amount equal to the Defeasance Deposit for that portion of the Note which the Borrower wishes to defease, upon the satisfaction of the following conditions:

          (i) not less than 30 days' notice to the Lender specifying a Debt Service Payment Date (the "Release Date") on which the Defeasance Deposit is to
                           ------------
be made;

          (ii) the payment to the Lender of interest accrued and unpaid on the principal balance of the Note and all other Debt due through and including the Release Date;

          (iii)  the payment to the  Lender of the Defeasance Deposit;

          (iv)   the delivery to the Lender of:

                 (a)  a security agreement (the "Defeasance Security
                                                 -------------------
                      Agreement"), in form and substance satisfactory to the
                      ---------
                      Lender, creating a first priority perfected security interest in favor of the Lender in the Defeasance Deposit and the U.S. Obligations purchased with the Defeasance Deposit in accordance with this subsection (a) (together, the "Defeasance Collateral");
                           ---------------------

                 (b) form(s) of release of the Property(ies) to be released from the Lien of the Security Documents (for execution by the Lender) appropriate for the jurisdiction(s) in which such Property(ies) are located;

                 (c) an Officer's Certificate certifying that the requirements set forth in subsections (a) (ii)-(iv) have been satisfied;

                 (d) an opinion of counsel for the Borrower (which may be a "reasoned" opinion), in form and substance satisfactory to the Lender, that (i) the transfer of the Defeasance Collateral in exchange for release(s) of the Property(ies) to be released will not constitute an avoidable preference under Section 547 of the United States Bankruptcy Code in the event of a filing of a petition for relief under the United States Bankruptcy Code for or against the Borrower,
                      (ii) the Defeasance Collateral has been duly and validly assigned and delivered to the Trustee for the benefit of the holders of the Securities, (iii) the Trustee holds a first priority perfected security interest in the Defeasance Collateral for the benefit of such holders,
                      (iv) such transfer will not result in a deemed exchange of the Securities pursuant to Section 1001 of the IRC, (v) such transfer will not, by itself, adversely affect the status of the Securities as indebtedness for federal income tax purposes and (vi) such transfer will not adversely affect the status of the entity holding the Debt as a REMIC (assuming for such purposes that such entity otherwise qualifies as a REMIC and that the Note was transferred to such REMIC not later than two years prior to the Release Date);

                 (e) a certificate of a certified public accountant acceptable to the Lender that the Defeasance Collateral complies with the requirements set forth in subsection (b) below;

                 (f) such other certificates, documents or instruments as the Lender may reasonably request;

               (g) evidence satisfactory to the Lender that the Defeasance Debt Service Coverage Ratio will be maintained for the twelve full months commencing immediately after the Release Date at the greater of (x) the Initial Debt Service Coverage Ratio and (y) the ratio of the Net Operating Income for the thirteen (13) full Accounting Periods next preceding the Release Date divided by the difference between (i) Debt Service Expense for such period and (ii) the payments received for such period from or with respect to U.S. Obligations purchased by the Lender with the Defeasance Deposits paid to it by the Borrower pursuant to this Section 2.3(a) and then held as security for the Note for such period; and

          (v) If the defeasance is made after the Securitization, the Rating Agencies deliver a Rating Comfort Letter.

     (b) If, following the release of the subject Property(ies), less than all of the Properties shall have been released, the Lender shall use the Defeasance Deposit to purchase U.S. Obligations that provide payments on or prior to, but as close as possible to, all successive Debt Service Payment Dates after the Release Date equal to the sum of (i) 125% of the portion of the P&I Payments due on such Debt Service Payment Dates allocable to the Property(ies) to be released from the Lien of the Security Documents on such Release Date (determined, pro
                                                                          ---
rata, on the basis of the Release Prices) through and including the Optional
----
Prepayment Date and (ii) 125% of the amount allocable to such Property(ies) (determined, pro rata, on the basis of the Release Prices) of a balloon payment
             --- ----
equal to the outstanding principal balance of the Note, and accrued and unpaid interest thereon, that would remain unpaid as of the Optional Prepayment Date as if such balloon payment were then due and payable. If a Property is released pursuant to this Section 2.3 as a result of a condemnation or casualty, the payments provided for in the preceding sentence shall be equal to the greater of
(A) the Release Price and (B) the lesser of (x) the Defeasance Deposit and (y) the net Condemnation Proceeds or the net Insurance Proceeds received on account of such Property. The Lender shall deliver such U.S. Obligations to the Servicer for application pursuant to Sections 4.3(A) and 7.9(A) of the Cash Management Procedures.

     (c) If, as a result of the release of the subject Property(ies), all of the Properties shall have been released, the Lender shall use the Defeasance Deposit to purchase U.S. Obligations that provide, together with any U.S. Obligations purchased in connection with any prior releases of Properties, payments on or prior to, but as close as possible to, all successive Debt Service Payment Dates after the Release Date equal to the sum of (i) the remaining Monthly Debt Service Payments (such Monthly Debt Service Payments due on such Debt Service Payment Dates being herein referred to as the "P&I
                                                                    ---
Payments") that would be required under the Note through and including the 120th
--------
Debt Service Payment Date and (ii) a balloon payment of the outstanding principal balance of the Note and accrued and unpaid interest thereon as of the Optional Prepayment Date as if such balloon payment were then due and payable. The Lender shall deliver such U.S. Obligations to the Servicer for application pursuant to Sections 4.3(A) and 7.9(A) of the Cash Management Conditions.

     (d) Upon compliance with the requirements of this Section 2.3, the Property(ies) to be released shall be released from the Lien of the Security Documents and shall not be deemed a Property hereunder and the U.S. Obligations shall constitute substitute collateral which, together with the Security Documents applicable to the remaining Properties, shall secure the Debt.

     (e) If all the Properties have been released, the Borrower may assign its obligations under the Note together with the U.S. Obligations to a successor entity (the "Successor Entity") designated by the Lender and thereupon be
             ----------------
released fully from all obligations relating to the Debt. In such event the opinion of counsel provided for in clause (a)(iv)(D) of this Section 2.3 shall provide that the Defeasance Collateral will not be part of the estate of the Borrower under Section 541 of the United States Bankruptcy Code. The Lender shall retain its obligation to designate a Successor Entity notwithstanding the transfer of the Note unless such obligation is specifically assumed by the transferee. In consideration for the payment of $1,000 by the Borrower, such Successor Entity shall assume the Borrower's obligations under the Note and the Defeasance Security Agreement, the Borrower shall be relieved of its obligations thereunder and the Debt of the Borrower shall not be deemed outstanding for any purpose of this Agreement. If required by the applicable Rating Agencies, the Borrower shall also deliver or cause to be delivered a Substantive Consolidation Opinion with respect to the Successor Entity in form and substance satisfactory to the Lender and the applicable Rating Agencies.

     (f)  For purposes of this Section 2.3, "Defeasance Deposit" shall mean an
                                             ------------------
amount in cash necessary to purchase U.S. Obligations whose cash flows are in an amount sufficient to make the P&I Payments required under subsections (b) or
(c), as the case may be, plus any costs and expenses incurred or to be incurred in making such purchase; "U.S. Obligations" shall mean obligations or securities
                          ----------------
not subject to prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America; and "Defeasance Debt Service Coverage Ratio" shall mean, in
                        --------------------------------------
respect of any fiscal period, the ratio of (i) Net Operating Income of the Properties for such period remaining after a defeasance pursuant to this Section
2.3 to (ii) the difference between (x) Debt Service Expense for such period and
(y) the payments to be received from or with respect to U.S. Obligations then held as security for the Note for such period.

     (g) If the payment of accrued and unpaid interest and principal of the Note and any other Debt has not been made in full by the Optional Prepayment Date, payments from or with respect to U.S. Obligations then held by the Lender and such payments received by the Lender thereafter shall be applied on the date such payment is received (i) first, to payment of accrued and unpaid interest on the Note and (ii) second, to prepayment of the Principal Payments in inverse order of maturity.

     (h) Notwithstanding the provisions of subsection (a) of this Section 2.3, the Borrower may defease the Lien of the Security Documents to cause the release of a Property for the purpose set forth in clause (e) of Section 4.1A prior to the date set forth in such subsection (a) if it provides to the Lender an opinion in form and substance, and from a firm, acceptable to the Lender, in the exercise of its sole discretion, that such release will not adversely affect the status of the entity holding the Debt as a REMIC (assuming for such purpose that such entity otherwise qualifies as a REMIC).


     Section 7.1(a)

     (v) initial and ongoing administration by the Servicer of the Lockbox Account, the Capital Expenditure and FF&E Reserve Account, the Tax and Insurance Subaccount, the Cash Collateral Account and the Lockbox Account;

     (vi) initial and ongoing activity of any special servicer incurred as a result of an Event of Default;


                                   MORTGAGE


     13.  Damage to and Destruction of the Mortgaged Property
          ---------------------------------------------------

          (a) In the event that the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, whether insured or uninsured, Mortgagor shall give prompt written notice thereof to Mortgagee, together with Mortgagor's best estimate of the cost of restoration (the "Restoration Cost"). Subject to the provisions of this Paragraph 13, Mortgagor
 ----------------                                      ------------
shall restore the Premises to the standard required by Paragraph 12(a)(vi) of
                                                       -------------------
this Mortgage. Mortgagor shall timely file all claims or proofs of claim so as not to prejudice any claim and, if the Restoration Cost is equal to or greater than an amount (the "Restoration Benchmark") equal to the lesser of (xx)
                     ---------------------
$250,000.00 and (yy) 5% of the Release Price attributed to the Premises in the Loan Agreement, or, irrespective of the Restoration Cost, if an Event of Default exists as of the date of submission of any claims or proofs of claim, Mortgagor shall submit all claims or proofs of claim and other submissions to Mortgagee for the written approval of Mortgagee prior to any such filing, which approval shall not be unreasonably withheld, conditioned or delayed.

          (b) Provided that no Event of Default exists at the time of settlement, Mortgagor shall have the right to settle any insurance claim with respect to any casualty where the Restoration Cost is less than the Restoration Benchmark, but shall give prompt written notice of any such claim and settlement to Mortgagee. In such event, Mortgagor shall apply the Insurance Proceeds relating to such casualty to restoration, replacement, rebuilding or repair (hereinafter collectively referred to as "Restoration") of the damage to the
                                          -----------
standard required by Paragraph 12(a)(vi) hereof.
                     -------------------

          (c) If the Restoration Cost equals or exceeds the Restoration Benchmark, and unless Mortgagor has obtained the release of this Mortgage as a Casualty Event Release (as hereinafter defined) in accordance with the Loan Agreement,

Mortgagee shall have the right to participate in the settlement of all insurance claims relating to such casualty, and all Insurance Proceeds relating to such casualty shall be paid directly to Mortgagee, and, after settlement of the claim(s) and subject to Paragraph 13(d) hereof, such Insurance Proceeds shall be
                        ---------------
deposited in the Insurance Proceeds Subaccount (as defined in the Loan Agreement) of the Cash Collateral Account (as defined in the Loan Agreement) and advanced to Mortgagor from time to time (subject to the conditions set forth below) in reimbursement for amounts expended by Mortgagor or as direct payments to contractors in Restoration of the Mortgaged Property. Upon completion of the entire Restoration and provided no uncured Event of Default exists at the time of payment, Mortgagee shall pay the remaining amount of the Insurance Proceeds, if any, to Mortgagor; provided, however, that nothing herein contained shall
                      --------  -------
prevent Mortgagee from applying at any time the whole or any part of the Insurance Proceeds to the curing of any default under any Transaction Document or to the payment of the Debt in the circumstances set forth in Paragraph 13(d).
                                                                ---------------
Advances of Insurance Proceeds shall be made available to Mortgagor, no less frequently than monthly, in accordance with the general procedures employed at the time by Mortgagee in connection with the disbursement of loan proceeds in general by Mortgagee (including, without limitation, an endorsement to the title insurance policy of Mortgagee as to the Premises insuring the continued first priority lien of this Mortgage against mechanics' liens that may arise out of the Restoration and appropriate certifications from a licensed architect or engineer selected by Mortgagor subject to the reasonable approval of Mortgagee (each, an "Architect") that the requested payment is for work completed in
           ---------
accordance with plans and specifications approved by Mortgagee and that the balance of funds held on deposit after such payment will be sufficient to pay the cost of completing the Restoration (provided, however, that if the cost of the Restoration is or is estimated to be less than $100,000.00, Mortgagee will accept a certificate of the officer of the general partner of Mortgagor certifying to this effect), and evidence satisfactory to Mortgagee that no liens have been filed for the labor and materials used in connection therewith and that the requested payment will be received in trust, to be applied first to the payment for such labor and materials in amounts which are equal to the percentage of completion attained at the time of such advance, less, in the case of any Restoration in which the original estimated cost or actual cost is $100,000.00 or more, all amounts previously advanced and a holdback of 10% (or such lesser amount as may be customary in the trade in such location or as may be required under the applicable restoration contract, but in no event less than 5% for any contact where a holdback is required), which remaining amounts will be advanced upon full completion of the Restoration as due under the applicable Restoration contract. All Insurance Proceeds and other sums deposited with Mortgagee pursuant to this Paragraph, until expended or applied as provided in this Paragraph, shall constitute additional security for the Debt and shall be invested in "Permitted Investments" (as defined in the Loan Agreement) with
             ---------------------
income thereon inuring to the benefit of Mortgagor in accordance with the Loan Agreement.

          (d) Notwithstanding the foregoing, if an Event of Default exists or if, in Mortgagee's reasonable judgment based on professional consultation:

               (i) the Restoration of the Improvements cannot be completed (A) so as to constitute an economically viable building or (B) at least six (6) months prior to the Maturity Date; or

               (ii) the amount of business interruption insurance is insufficient to cover all fixed and operating expenses of the Premises, including such portion of debt service on the Loan as is reasonably allocable to the Premises, during Restoration and until the operation of Mortgagor's business at the Premises is resumed; or

               (iii) the amount of Insurance Proceeds equals or exceeds the amount of the outstanding principal balance of the Loan; or

          (e) Restoration of the Mortgaged Property cannot be completed except at a cost which exceeds the amount of available Insurance Proceeds and Mortgagor shall not have deposited with Mortgagee, within ninety (90) days following Mortgagee's receipt of such Insurance Proceeds and delivery to Mortgagor of notice of a deficiency, an amount, in cash or cash equivalent, equal to the excess of the estimated cost of restoration as determined by an Architect over the amount of such Insurance Proceeds;

then Mortgagee shall have the option to apply Insurance Proceeds to the payment of the Note, interest accrued and unpaid thereon, and the Yield Maintenance Premium, and other unpaid amounts, if any, of the Debt, all in such order as Mortgagee shall designate in accordance with the Transaction Documents, provided, however, that
--------  -------
any such application shall in no event affect the payments to be made in respect of the Note.

          (f) Mortgagor shall, promptly after the occurrence of a casualty, commence and thereafter with reasonable diligence prosecute to completion any Restoration of the Mortgaged Property or part thereof to the standard required by Paragraph 12(a)(vi) hereof. Any such Restoration shall be undertaken and
   -------------------
completed in accordance with this Paragraph 13, subject to the final provision
                                  ------------
of this Paragraph 13(e). All Restoration shall be in a good and workmanlike
        ---------------
manner with reasonable diligence, and in compliance with all Legal Requirements. Seasonality or weather permitting, if Mortgagor fails to commence Restoration within thirty (30) days following Mortgagee's receipt of Insurance Proceeds or fails to prosecute the Restoration to completion, Mortgagee may upon ten (10) days' notice to Mortgagor, but shall not be obligated to, perform the Restoration, and may use any of the Insurance Proceeds and Mortgagor's funds deposited pursuant to Paragraph 13(c) or 13(d) of this Paragraph in payment
                      ------------------------
therefor. Mortgagor shall pay to Mortgagee, within ten (10) days after written demand, the amount of any deficiency between funds available for the Restoration and the cost thereof (including funds deposited by Mortgagor pursuant to Paragraph 13(c) or 13(d) of this Paragraph) together with interest thereon at
------------------------
the Default Rate from such tenth (10th) day through and including the date of payment to Mortgagee. Notwithstanding the foregoing provisions of this Paragraph
                                                                       ---------
13(e) or anything else contained in this Paragraph 13, if Mortgagor has obtained
-----                                    ------------
the release of the Premises and the lien of this Mortgage in accordance with the Loan Agreement by payment of the applicable Release Price and other amounts due, if any, to obtain a release under the Loan Agreement, and the taking of any other actions required by the Loan Agreement with respect thereto (the payment of such amounts and the taking of such actions being collectively called a "Casualty Event Release"), then Mortgagor shall not be required to undertake the
 ----------------------
Restoration described herein. As set forth in the Loan Agreement, the payment of amounts with respect to a Casualty Event Release shall not require the payment of a Yield Maintenance Premium, and any Insurance Proceeds paid to Mortgagee shall be credited against payments of the Release Price and any other amounts due with respect to a Casualty Event Release required to be paid by the provisions of the Loan Agreement.

          (g) It is intended that, anything contained herein to the contrary notwithstanding, no trust or fiduciary relationship shall be created by the receipt by Mortgagee of any Insurance Proceeds, but only a debtor-creditor relationship between

Mortgagee, on the one hand, and Mortgagor, on the other, and only to the extent of the Insurance Proceeds.

          (h) If any Insurance Proceeds are not paid until after the extinguishment of the Debt, whether by foreclosure or otherwise, and Mortgagee shall not have received the entire amount of the Debt outstanding at the time of such extinguishment, then such Insurance Proceeds, to the extent of the amount of the Debt not so received, shall be paid to Mortgagee and be the property of Mortgagee; and Mortgagor hereby assigns, transfers and sets over to Mortgagee all of Mortgagor's right, title and interest in and to such proceeds. The balance of such Insurance Proceeds, if any, shall be paid to and be the property of Mortgagor. The provisions of this Paragraph shall survive the termination of this Mortgage by foreclosure or otherwise as a consequence of the rights and remedies of Mortgagee hereunder after an Event of Default.

          (i)  Subject to the provisions of Paragraph 13(d) or 13(e), as
                                            ------------------------
applicable, nothing herein contained shall be deemed to excuse Mortgagor from repairing or maintaining the Mortgaged Property as provided in this Mortgage or restoring all damage or destruction to the Mortgaged Property, regardless of the sufficiency or availability of Insurance Proceeds, and the application or release by Mortgagee of Insurance Proceeds shall not be deemed, in and of itself, to cure or waive any default or Event of Default or notice of default. Notwithstanding any casualty, Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in this Mortgage and the Note and the Debt shall not be reduced until any Insurance Proceeds shall have been actually received by Mortgagee and applied to the discharge of the Debt or payments with respect to a Casualty Event Release.

          (j) Mortgagee, to the extent that Mortgagee has not been reimbursed therefor by Mortgagor, shall be entitled as a first priority out of any Insurance Proceeds, to reimbursement for all actual costs, fees, reimbursements and expenses of Mortgagee incurred in the determination and collection of any such proceeds.

     14.  Condemnation Proceedings.
          ------------------------

          (a) In the event that the Mortgaged Property, or any part thereof, shall be taken pursuant to Condemnation Proceedings, Mortgagee shall, as hereinafter set forth, have certain consent rights with respect to settlement of any such Condemnation Proceedings, but shall not participate in any such Condemnation

Proceedings except as expressly provided herein, and any Condemnation Proceedings that may be made or any proceeds thereof are hereby assigned to Mortgagee and shall be received and deposited into the Condemnation Proceeds Subaccount (as defined in the Loan Agreement) of the Cash Collateral Account and held and distributed by Mortgagee in the manner herein set forth. Mortgagor will give Mortgagee prompt notice of the actual commencement of any Condemnation Proceedings affecting the Mortgaged Property or of any threatened condemnation of which Mortgagor becomes aware, including proceedings for severance and change in grade of streets, and will deliver to Mortgagee copies of any and all papers served in connection with any Condemnation Proceedings. Mortgagee is hereby authorized to commence, appear in, and prosecute in its own name or Mortgagor's name any action or proceeding relating to any Condemnation Proceedings, upon not less than ten (10) Business Days' prior written notice to Mortgagor, if Mortgagor has not commenced any such action or proceeding. Mortgagor may not settle or compromise any claim in connection with any Condemnation Proceeding, whether involving a Total Taking, Partial Taking or Temporary Taking, which claim equals or exceeds, or, at the outset of any such Condemnation Proceedings, appears to involve a sum which is likely to equal or exceed, in Mortgagee's reasonable judgment based on professional consultation, the Restoration Benchmark, without the prior written consent of Mortgagee in each instance, which consent shall not be unreasonably withheld, conditioned or delayed, and Mortgagee shall have the right to settle or compromise any claim in connection therewith (irrespective of amount), without the consent of Mortgagor after the occurrence of an Event of Default. Mortgagor agrees to execute any and all further documents that may be reasonably required in order to facilitate the collection of any Condemnation Proceeds and the making of any such deposit and Mortgagor hereby appoints Mortgagee its attorney-in-fact for the limited purpose of executing any such documents after the occurrence of an Event of Default, such power being coupled with an interest and irrevocable.

          (b) If, at any time during the term of the Loan, there occurs a Total Taking (as hereinafter defined), Mortgagee shall collect any Condemnation Proceeds, and apply the same, after payment of Mortgagee's reasonable costs of collection thereof, including reasonable attorneys' fees and disbursements, to payment of the Debt (but no Yield Maintenance Premium shall be due), all in such order as Mortgagee shall designate, provided, however, that any such application
                                    --------  -------
shall in no event affect the payments to be made in respect of the Note. Any portion of any Condemnation Proceeds remaining after the payment in full of the Debt shall be released by Mortgagee to Mortgagor. For the purposes of this Paragraph, a "Total
                                                                           -----
Taking" shall mean any taking or any constructive taking of Mortgagor's title to
------
the Premises in Condemnation Proceedings or by agreement by Mortgagor which shall, in the reasonable opinion of Mortgagee, render it impracticable to restore, within six (6) months prior to the Maturity Date, the portion of the Premises not subject to such taking to a complete architectural unit of substantially the same economic viability and for the same purposes and uses as existed immediately prior to the date of the commencement of the Condemnation Proceedings.

          (c) If, at any time during the term of the Loan, there occurs a taking which is less than a Total Taking (a "Partial Taking"), then, provided
                                             --------------
that no Event of Default exists as of the date of submission of Mortgagor's claim in the Condemnation Proceeding with respect to such Partial Taking, Mortgagor shall have the right to settle any such claim with respect to any Partial Taking where the Restoration Cost is less than the Restoration Benchmark, but shall give prompt written notice of any such claim and settlement to Mortgagee. If the Restoration Cost equals or exceeds, or, at the outset of such Condemnation Proceedings, appears to involve a sum which is likely to equal or exceed, in Mortgagee's reasonable judgment based on professional consultation, the Restoration Benchmark, then, unless Mortgagor has obtained the release of this Mortgage as a Condemnation Event Release (as hereinafter defined) in accordance with the Loan Agreement, Mortgagee shall have the right to participate in the settlement of such claim and all Condemnation Proceeds relating to such Partial Taking shall be held by Mortgagee and shall be released to pay the costs of restoration of the Improvements (a "Condemnation
                                                        ------------
Restoration") subject to and upon satisfaction of the conditions set forth in
-----------
Paragraphs 13(c) and 13(d) hereof as if such Condemnation Proceeds constituted
--------------------------
Insurance Proceeds and the balance, if any, shall be paid to Mortgagor; unless,
                                                                        ------
in Mortgagee's reasonable judgment based on professional consultation, the Condemnation Restoration cannot be completed in accordance with the conditions of Paragraphs 13(c) and 13(d). In the event that there exists an Event of
   --------------------------
Default, or (xx) any of such conditions shall not have been met, or (yy) the Condemnation Restoration cannot be completed, in Mortgagee's reasonable judgment based on professional consultation, prior to a date which is at least six (6) months prior to the Maturity Date, regardless of compliance with all of the other conditions of Paragraphs 13(c) and 13(d), or (zz) if the Condemnation
                    --------------------------
Proceeds exceed the cost of the Condemnation Restoration, Mortgagee, at the discretion of Mortgagee, shall apply the Condemnation Proceeds, or balance thereof, to payment of the

Debt, (but no Yield Maintenance Premium shall be due), all in such order as Mortgagee shall designate, provided, however, that any such application shall in
                           --------  -------
no event affect the schedule of payments to be made in respect of the Note. If there is any balance of any Condemnation Proceeds remaining in the hands of Mortgagee after any payment of the Debt in full, such balance shall be released to Mortgagor. In the event that the costs of any permitted Condemnation Restoration, as estimated reasonably by Mortgagee at any time, shall exceed the net Condemnation Proceeds received by Mortgagee, Mortgagor shall deposit such deficiency with Mortgagee.

          (d) In the event of any taking of all or any portion of the Mortgaged Property for temporary use or occupancy ("Temporary Taking"), any Condemnation
                                          ----------------
Proceeds with respect to such Temporary Taking shall be treated as Gross Revenues (as defined in the Loan Agreement) and shall be distributed and applied in the manner contemplated in the Loan Agreement (but only to the extent that any such Condemnation Proceeds have not been used for Condemnation Restoration).

          (e)  Subject to the final provision of this Paragraph 14(e), nothing
                                                      ---------------
contained in this Paragraph shall relieve Mortgagor of its duty to maintain, repair, replace or restore the Improvements or the Equipment or rebuild the Improvements, from time to time, following any Condemnation Proceedings with respect to a Partial Taking or Temporary Taking and nothing in this Paragraph shall relieve Mortgagor of its duty to pay the Debt, which shall be absolute, regardless of any such occurrence with respect to all or any portion of the Mortgaged Property. Notwithstanding any taking, whether a Total Taking, a Partial Taking or a Temporary Taking, Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in this Mortgage and the Note, and the Debt shall not be reduced until any award or payment therefor shall have been actually received by Mortgagee and applied to the discharge of the Debt. Notwithstanding the foregoing provisions of this Paragraph 14(e) or
                                                           ---------------
anything else contained in this Paragraph 14, if Mortgagor has obtained the
                                ------------
release of the Premises and the lien of this Mortgage in accordance with the Loan Agreement by payment of the applicable Release Price and other amounts, if any, due to obtain a release under the Loan Agreement, and the taking of any other actions required by the Loan Agreement with respect thereto (the payment of such amounts and the taking of such actions being, with respect to any Condemnation Proceeding(s), being collectively called a "Condemnation Event
                                                         ------------------
Release"), then Mortgagor shall not be required to undertake the Condemnation
-------
Restoration described herein. As set
forth in the Loan Agreement, the payment of amounts with respect to a Condemnation Event Release shall not require the payment of a Yield Maintenance Premium, and any Condemnation Proceeds paid to Mortgagee shall be credited against payments of the Release Price and any other amounts due with respect to a Condemnation Event Release required to be paid by the provisions of the Loan Agreement. It is recognized that, with respect to a Partial Taking or a Total Taking, depending on the amount of the award from the Governmental Authority available to pay the Release Price and any other amounts due under the Loan Agreement, that Mortgagor may have to pay to Mortgagee monies in addition to the total available amount of the Condemnation Proceeds to obtain a Condemnation Event Release.

          (f) If a claim under any Condemnation Proceedings arising during the term of this Mortgage is not paid until after the extinguishment of the Debt, whether by foreclosure or otherwise, and Mortgagee shall not have received the entire amount of the Debt outstanding at the time of such extinguishment, then the Condemnation Proceeds relating to any such Condemnation Proceedings, to the extent of the amount of the Debt not so received, shall be paid to Mortgagee and be the property of Mortgagee; and Mortgagor hereby assigns, transfers and sets over to Mortgagee all of Mortgagor's right, title and interest in and to such Condemnation Proceeds. The balance of such Condemnation Proceeds, if any, shall be paid to and be the property of Mortgagor. The provisions of this Paragraph shall survive the termination of this Mortgage by foreclosure or otherwise as a consequence of the rights and remedies of Mortgagee hereunder after an Event of Default.

          (g) All Condemnation Proceeds and other sums deposited with Mortgagee pursuant to this Paragraph, until expended or applied as provided in this Paragraph, shall constitute additional security for the Debt and shall be invested in Permitted Investments with income thereon inuring to the benefit of Mortgagor.